                    NORDSTROM PROFIT SHARING RETIREMENT PLAN

                               (1998 RESTATEMENT)



                 Includes All Amendments Approved by the Company
                      through December 31, 1997, including:

                          February 1, 1995 Restatement
                        (Approved by IRS August 29, 1996)
                                Amendment 1997-1
                                Amendment 1997-2
                            1997 Governance Amendment






                         LANE POWELL SPEARS LUBERSKY LLP
                        520 SW YAMHILL STREET, SUITE 800
                           PORTLAND, OREGON 97204-1383
                            TELEPHONE: (503) 226-6151
                            FACSIMILE: (503) 224-0388

                    NORDSTROM PROFIT SHARING RETIREMENT PLAN
                                TABLE OF CONTENTS

ARTICLE I.  NAME OF PLAN.....................................................................1
   1.1 Name of Plan..........................................................................1
   1.21 Effective Date.......................................................................1

ARTICLE II.  DEFINITIONS.....................................................................2
   2.1 Act...................................................................................2
   2.2 Administrator or Administrative or Retirement Committee...............................2
   2.3 Anniversary Date......................................................................2
   2.4 Break in Service......................................................................2
   2.5 Code..................................................................................2
   2.6 Compensation..........................................................................2
   2.7 Continuous Service....................................................................3
   2.8 Disability............................................................................4
   2.9 Employee..............................................................................4
   2.10 Employer and Employers...............................................................4
   2.11 Hour of Service......................................................................4
   2.12 Leased Employee......................................................................5
   2.13 Named Fiduciary......................................................................6
   2.14 Participant..........................................................................6
   2.15 Payroll Year.........................................................................6
   2.16 Plan.................................................................................6
   2.17 Plan Year............................................................................6
   2.18 Subsidiary or Affiliated Company.....................................................6
   2.19 Retirement...........................................................................7
   2.20 Taxable Year.........................................................................7
   2.21 Terminated Employee..................................................................7
   2.22 Trustee..............................................................................7
   2.23 Trust Fund...........................................................................7
   2.24 Valuation Date or Allocation Date....................................................7
   2.25 Year of Service......................................................................7
   2.26 Rules of Construction................................................................7

ARTICLE III.  ADMINISTRATION OF PLAN.........................................................8
   3.1 Plan Administrator....................................................................8
   3.2 Enumerated Administrative Powers......................................................8
   3.3 Administrative Records................................................................9
   3.4 Company Records.......................................................................9
   3.5 Duties of Participant.................................................................9
   3.6 Administrator Expenses...............................................................10
   3.7 Individuals Indemnified..............................................................10
   3.8 Administrator Continues Until Trust Exhausted........................................10
   3.9 Plan Expenses........................................................................10

ARTICLE IV.  ELIGIBILITY OF EMPLOYEES TO PARTICIPATE........................................11
   4.1 Initial Participation................................................................11
   4.2 Break in Service-Reemployment After Break............................................11
   4.3 Information from Employer............................................................11

ARTICLE V.  EMPLOYER CONTRIBUTIONS..........................................................11
   5.1 Employer's Contributions.............................................................11
   5.2 Amount of Employer's Contributions...................................................12
   5.3 Time of Payment of Contributions.....................................................12
   5.4 No Participant Contributions.........................................................12
   5.5 Plan Qualification...................................................................12
   5.6 Return of Mistaken and Nondeductible Contributions...................................13
   5.7 Investment of Contributions..........................................................13

ARTICLE VI.  ALLOCATION OF CONTRIBUTIONS AND VALUATION OF TRUST FUND........................15
   6.1 Allocation of Contributions and Forfeitures..........................................15
   6.2 Valuation and Allocation of Trust Fund...............................................16
   6.3 Initial Allocation for New Participants..............................................17
   6.4 Allocation Does Not Vest Rights......................................................17
   6.5 Suspense Account.....................................................................17
   6.6 Limitation on Annual Additions.......................................................18
   6.7 Allocation of Excess Additions.......................................................20
   6.8 Military Leave Obligations...........................................................21

ARTICLE VII.  INVESTMENT IN INSURANCE CONTRACTS.............................................22
   7.1 Purchase of Insurance................................................................22
   7.2 Trustee Shall Own the Policy.........................................................22
   7.3 Premiums, etc........................................................................22
   7.4 Proceeds and Benefits of Policy......................................................23
   7.5 Disposition of Policy................................................................23
   7.6 Insurer's Responsibility.............................................................23

ARTICLE VIII.  VESTING OF BENEFITS..........................................................23
   8.1 Vested Interest......................................................................23
   8.2 Forfeiture of Benefits for Certain Causes............................................25
   8.3 Forfeiture and Reinstatement of Nonvested Portion of Account.........................25
   8.4 Service After Separation.............................................................26
   8.5 Time of Forfeiture...................................................................27
   8.6 Maternity/Paternity/Family Absences..................................................27
   8.7 Special Vesting on Store or Facility Closure.........................................28

ARTICLE IX.  ELIGIBILITY TO RECEIVE BENEFITS................................................29
   9.1 Normal Retirement Benefits...........................................................29
   9.2 Disability Benefits..................................................................29
   9.3 Death Benefits.......................................................................29
   9.4 Benefits on Separation from Service..................................................30
   9.5 Accelerated Benefit Option...........................................................31

ARTICLE X.  METHOD OF PAYMENT OF BENEFITS...................................................31
   10.1 Distribution of Benefits............................................................31
   10.2 Valuation of Account................................................................32
   10.3 Time of Distribution................................................................33
   10.4 Form of Payment.....................................................................33
   10.5 Qualified Domestic Relations Orders.................................................34
   10.6 In-service Withdrawals After Normal Retirement Age..................................34
   10.7 Rollovers...........................................................................34
   10.8 Forfeiture of Unclaimed Benefits....................................................35

ARTICLE XI.  LIMITATION ON DISTRIBUTIONS....................................................35
   11.1 Minimum Distribution Requirements...................................................35
   11.2 Lifetime Distribution Requirements..................................................35
   11.3 Post-death Distributions............................................................37
   11.4 Definitions.........................................................................38
   11.5 Penalty Tax for Distribution Before Fifty-nine and One-half (59 1/2)................40

ARTICLE XII.  TOP HEAVY PLANS...............................................................40
   12.1 Effect of Top Heavy Plan Status.....................................................40
   12.2 Top Heavy Definitions...............................................................40
   12.3 Minimum Top Heavy Employer Contributions to Top Heavy Plans.........................43
   12.4 Minimum Vesting in Top Heavy Plans..................................................45

ARTICLE XIII.  PARTIES RESPONSIBLE FOR IMPLEMENTING THE PLAN................................46
   13.1 Plan Sponsor........................................................................46
   13.2 Plan Fiduciaries....................................................................49
   13.3 Plan Committees.....................................................................50
   13.4 Limitation of Individual Liability..................................................51

ARTICLE XIV.  SPENDTHRIFT PROVISIONS........................................................51
   14.1 Prohibition Against Assignment......................................................51
   14.2 Effect of Assignment................................................................52
   14.3 QDRO Exception......................................................................52

ARTICLE XV.  AMENDMENT AND TERMINATION OF PLAN..............................................52
   15.1 Future of the Plan..................................................................52
   15.2 Company Right to Amend the Plan.....................................................52
   15.3 Company Right To Terminate the Plan.................................................53
   15.4 Partial Termination.................................................................54
   15.5 Procedure for Plan Amendment or Termination.........................................54

ARTICLE XVI.  CLAIMS AND REVIEW PROCEDURE...................................................55
   16.1 Claims for Benefits and Inquiries...................................................55
   16.2 Denial of Claims....................................................................55
   16.3 Review of Denied Claims.............................................................56
   16.4 Decision on Review..................................................................56
   16.5 Rules and Procedures on Review......................................................56
   16.6 Exhaustion of Remedies..............................................................57

ARTICLE XVII.  MISCELLANEOUS PROVISIONS.....................................................57
   17.1 No Right of Continued Employment....................................................57
   17.2 Discretion..........................................................................57
   17.3 Separability........................................................................57
   17.4 Participant and Others Bound by Agreement...........................................57
   17.5 Applicable Law......................................................................57
   17.6 Text Controls.......................................................................57
   17.7 Effective Date......................................................................57
   17.8 Expenses............................................................................58
   17.9 Plan Document is Controlling........................................................58

                    NORDSTROM PROFIT SHARING RETIREMENT PLAN


        THIS Plan is entered into by the undersigned Employers for the purpose of providing retirement benefits to Participants in the Plan.

                                   WITNESSETH:

        WHEREAS, certain of the Employers, and their predecessors, entered into a Profit Sharing Plan and Trust Agreement on December 31, 1952; and

        WHEREAS, the parties have amended and restated said Profit
Sharing Retirement Plan and Trust Agreement to separate provisions regarding
Section 401(k) of the Internal Revenue Code of 1986 into a document referred to as the Nordstrom Employee Deferral Retirement Plan; and

        WHEREAS, the parties desire to amend and restate this Profit
Sharing Retirement Plan and Trust Agreement to incorporate certain substantive and administrative modifications;

        NOW, THEREFORE, Employer has resolved that the Nordstrom Profit Sharing Retirement Plan and Trust Agreement is hereby amended and restated as provided herein.


ARTICLE I.  NAME OF PLAN

        1.1 Name of Plan. This amended and restated Plan shall be known as the NORDSTROM PROFIT SHARING RETIREMENT PLAN (sometimes also referred to as the "1998 Restatement of the Nordstrom Profit Sharing Retirement Plan") and shall be for the exclusive benefit of the Employees of Employers signatory hereto. The terms of the Plan are intended to comply with Section 401(a) of the Internal Revenue Code of 1986, as amended, and Treasury Department regulations promulgated in connection therewith, in order that the Trust or Trusts, funded by this Plan may continue to qualify as tax exempt Trusts pursuant to Sections 401(a) and 501(a) of the Internal Revenue Code of 1986.

        1.2 Effective Date. This 1998 Restatement amends and republishes the Nordstrom Profit Sharing Retirement Plan adopted as of December 31, 1952, as amended and restated from time to time.

                1.2-1 1998 Restatement. Unless another effective date is specified herein or in a prior Plan amendment, this 1998 Restatement is effective January 1, 1998, and shall govern rights with respect to employment with the Company or an affiliate on and after January 1, 1998. Rights and benefits with respect to employment prior to 1998 shall be governed by the prior version of the Plan in effect at the time of reference, unless otherwise specifically provided herein.

                1.2-2 Retroactive Effective Date. Provisions herein that are needed to comply with the Small Business Job Protection Act of 1996 or the Taxpayer Relief Act of 1997 and subsequent legislation and regulations shall be effective retroactively as of the earliest compliance date required by law. Such retroactivity shall not change the effective date or amount of any Employer contribution made under Article V or other benefit provision implemented for reasons other than compliance with the law and regulations.


ARTICLE II.  DEFINITIONS

        When used herein, the following words shall have the following meanings unless the context clearly indicates otherwise:

        2.1 "Act" means the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended.

        2.2 "Administrator" or "Administrative or Retirement Committee" means specifically as follows:

                2.2-1 "Administrator" means Nordstrom, Inc. (hereafter referred to as the "Company"), charged with those powers and duties of Plan and Trust administration under 13.1-4 and Article III.

                2.2-2 "Administrative or Retirement Committee" means the Nordstrom Profit Sharing Retirement Committee, established by the Board of Directors of the Company (the "Board") under 13.1-2(e), and charged with those powers and duties under 13.1-5.

        2.3 "Anniversary Date" means

                      (a) For Plan Years beginning prior to February 1, 1997, January 31st of each year.

                      (b) For Plan Years beginning on or after February 1, 1997, December 31st of each year.

        2.4 "Break in Service" means a Payroll Year in which the Participant has failed to complete more than five hundred (500) Hours of Service for the Employer.

        2.5 "Code" means the Internal Revenue Code of 1986, as amended.

        2.6 "Compensation" means that compensation that appears on an Employee's IRS Form W-2 for the Payroll Year ending with any Plan Year. For purposes of any Plan Year, Compensation includes all monies paid to an Employee for services rendered in the form of salary and wages, including bonuses and commissions, and those amounts which are part of the

Employee's basic compensation scheme and paid regularly in accordance with any agreed formula.

                2.6-1 Items Specifically Included. Except as specifically provided herein, the term "Compensation" shall include Employer contributions made pursuant to a salary reduction agreement which are not includable in the gross income of Employee under Code Sections 125, 402(a)(8), 402(h) or 403(b).

                2.6-2 Items Specifically Excluded. Except as specifically provided herein, the term "Compensation" shall not include any amounts paid outside of the regularly occurring payment for services (as described above) including, but not limited to, any reimbursements or other expense allowances, employee awards, taxable fringe benefits (and non-taxable fringe benefits not described in 2.6-1), moving expenses, severance, disability pay under the employer's separately written disability program, and other deferred compensation and welfare benefits.

                2.6-3 Yearly Maximum. The annual compensation of each Participant taken into account under the Plan for any year shall not exceed the maximum compensation limit in effect under Code Section 401(a)(17) as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d). For the Plan Years beginning in 1997 and 1998, such limit is $160,000. This maximum shall not apply for purposes of 6.6.

                2.6-4 Family Aggregation. For Plan Years beginning prior to February 1, 1997, in determining the compensation of a Participant for purposes of this compensation limit, the family aggregation rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If as a result of the application of such aggregation rules the adjusted compensation limit for the "aggregated" Participant is exceeded, the single limitation amount shall be prorated among the individuals in the aggregation group in proportion to each such individual's compensation up to the compensation limit applied individually.

                2.6-5 Compensation for Testing Purposes. For purposes of the nondiscrimination tests under Code Sections 401(a)(4), 401(k) and (m), the Administrator may use any definition of compensation permitted by Code Section 414(s) in lieu of the definition in this 2.6.

        2.7 "Continuous Service" as used in 6.1 means continuous employment in the service of the Employer or the Employer's predecessor in interest (in any form of business entity). "Continuous Service" is deemed to commence as of the actual date of employment of the Employee by the Employer, or by the Employer's predecessor in interest, subject to the conditions set forth in 2.7. Continuous employment in the service of such predecessor in interest shall count as continuous service for those employees of an Employer that has joined the Plan and which Employer conducts such business which was previously conducted by the predecessor in interest whether such business was purchased, merged into, or otherwise made a part of Nordstrom, Inc. or acquired by any of the entities that are Employers under the Plan or by those owning control of such entities, and whether or not such business was previously conducted by the business entity that joined the Plan as Employer. The amount of Continuous Service for such predecessor for which such Employees are to be credited shall be determined prior to or upon the entry of their respective Employer or Employers into the Plan and may be adjusted, settled, and fixed by the Employers under the Plan in conjunction with those being admitted. Continuous Service of an Employee shall be deemed to terminate on the date of his or her death, disability, normal retirement, or termination of employment, whichever first occurs.

        2.8 "Disability" means inability on the part of the Participant to engage in any substantial gainful activity on behalf of the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than eighteen (18) months as certified by a physician who is mutually acceptable to the Participant and Committee.

        2.9 "Employee" means, for purposes of this Plan, any person employed by the Employer or by any other employer required to be aggregated with Employer under Code Sections 414(b), (c), (m) or (o). However, the term Employee shall not include any of the following:

                (a) An employee covered by a collective bargaining agreement that does not provide for participation in the Plan.

                (b) A leased employee treated as an employee for pension purposes solely because of section 414(n) of the Code.

                (c) An individual classified by the Employer as either an independent contractor or employee of a nonaffiliated entity rather than as an employee of Employer, regardless of such individual's status as a common law employee of Employer.

        2.10 "Employer" and "Employers" mean Nordstrom, Inc., Nordstrom National Credit Bank, NTN, Inc., Nordstrom Credit, Inc. and any other corporations which adopt this Plan and Trust.

        2.11 "Hour of Service" means:

                2.11-1 Paid for Work. Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer during the applicable computation period.

                2.11-2 Paid Nonwork Time. Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the Employee's employment has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence.

               Notwithstanding the preceding sentence,

                        (a) No more than five hundred one (501) Hours of Service
                are to be credited under this paragraph to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);


                        (b) An hour for which an Employee is directly or
                indirectly paid, or entitled to payment, on account of a period during which no duties are performed, is not to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, or unemployment compensation or disability insurance laws; and

                        (c) Hours of Service are not to be credited for a
                payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                      For purposes of this paragraph, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                2.11-3 Back Pay. Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under 2.11-1 or 2.11-2, as the case may be, and under this 2.11-3.

                2.11-4 Determination Rules. The determination of Hours of Service for reasons other than the performance of duties, and the crediting of Hours of Service to computation periods, shall be in accordance with Department of Labor regulations 29 CFR Section 2530.200b-2(b) and (c), which is incorporated by this reference.

        2.12 "Leased Employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are of a type historically performed by employees in the business field of the recipient employer.

        A leased employee shall not be considered an employee of the recipient if: (a) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten (10%) percent of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Sections 125, 402(a)(8), 402(h) or 402(b) of the Code, (2) immediate participation, and (3) full and immediate vesting; and
(b) leased employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated work force.

        2.13 "Named Fiduciary" means the appropriate party, parties or entities appointed or delegated such named fiduciary functions pursuant to Articles III and XIII.

        2.14 "Participant" is an Employee who has qualified under, and is a Participant of, the Plan. An "active" Participant is one whose employment with the Employer continues and who has completed one thousand (1,000) or more hours in a Payroll Year. An "inactive" Participant is one whose employment has terminated but who has not received a complete distribution of his or her account or one who has completed more than five hundred (500) but less than one thousand (1,000) hours in a Payroll Year.

        2.15 "Payroll Year" or "Payroll Calendar Year" means the three hundred and sixty-five (365) (or three hundred and sixty-six (366)) day period during which services are rendered for payment received during a specific calendar year. For any division of the Employer other than Hawaii, Payroll Year services are rendered during the period commencing with December 16 and ending the next following December 15, with Payroll Year Compensation paid for those services on paychecks paid January 5 through December 20 of that same year. For the Employer's Hawaii division through November 17, 1997, this means both hours worked and amounts paid during the January 1 to December 31 calendar year. The Payroll Year shall be the limitation year.

        2.16 "Plan" means "THE NORDSTROM PROFIT SHARING RETIREMENT PLAN" Profit Sharing Plan Agreement set forth in this document and all subsequent amendments thereto. "PLAN" means the combination of this Plan and THE NORDSTROM EMPLOYEE DEFERRAL RETIREMENT PLAN.

        2.17 "Plan Year" means:

                      (a) For Plan Years beginning prior to February 1, 1997, the 12-month period commencing on February 1, and ending on January 31.

                      (b) For the Plan Year beginning February 1, 1997, the period commencing on February 1, 1997, and ending on December 31, 1997.

                      (c) For Plan Years beginning after December 31, 1997, the 12-month period commencing on January 1 and ending on December 31 (the Anniversary Date).

        2.18 "Subsidiary or Affiliated Company" means a corporation, the majority of whose outstanding shares of stock or capital stock and surplus are owned by the Employers, or any of them, or by those individuals, trusts, or corporations who from time to time own a majority of the outstanding shares of stock of the Employers, or any of them, and also means a partnership composed of those individuals, trusts, or corporations who from time to time own a majority of the outstanding shares of stock of the Employers, or any of them.

        2.19 "Retirement" means a Participant's separation from service after attaining normal retirement age as defined in 9.1.

        2.20 "Taxable Year" means the twelve (12) month period adopted by the Employer for its tax purposes.

        2.21 "Terminated Employee" means any person whose employment has terminated for any reason other than death or disability before attainment of Employee's normal retirement date as provided in 9.1. Leave of absence, temporary layoff, or service in the Armed Forces of the United States, as determined by uniform rules to be adopted by the Employer, shall not be considered a termination of employment for purposes of this Plan. All Participants similarly situated shall be similarly treated by Employer in granting leaves of absence.

        2.22 "Trustee" means the person or persons holding the assets of the Plan pursuant to the terms of one (1) or more Trust Agreements entered into by the Employer.

        2.23 "Trust Fund" means those funds and assets of the Plan held by a Trustee, but shall not include funds and assets of the Plan held outside of Trust by an Investment Manager appointed pursuant to 13.2.

        2.24 "Valuation Date" or "Allocation Date" means the last day of each calendar month starting February 1994.

        2.25 "Year of Service" means:

                2.25-1 Before February 1, 1986. For Plan Years beginning prior to February 1, 1986, a Plan Year in which an Employee was employed by his or her Employer for one thousand (1,000) or more Hours of Service.

                2.25-2 After January 31, 1986. For Plan Years beginning after January 31, 1986, a Payroll Year in which an Employee was employed by his or her Employer for one thousand (1,000) or more Hours of Service.

                2.25-3 Transition Years 1986-87. Notwithstanding the provisions of 2.25, a Participant who completes one thousand (1,000) or more Hours of Service during the Plan Year ending January 31, 1986, or who completes one thousand (1,000) or more Hours of Service during the Payroll Year ending December 31, 1987, shall receive a year of credited service for vesting for each period.

        2.26 Rules of Construction. In construing this Agreement, the masculine and neuter genders include the feminine and each other and the singular includes the plural.


ARTICLE III.  ADMINISTRATION OF PLAN

        3.1 Plan Administrator. The Company as Administrator, in conjunction with the Retirement Committee, has the general powers and authority to administer provided below in 3.1-1 to 3.1-3:

                3.1-1 Complete Administrator Power. The complete power and authority, in its sole discretion, to implement and delegate all functions necessary or desirable for the proper administration of the Plan, including but not limited to powers set forth in this Article III.

                3.1-2 Actions Binding. Any action taken in good faith in the exercise of authority conferred by this Plan shall be conclusive and binding upon the Participants and their beneficiaries.

                3.1-3 Discretion is Absolute. All discretionary powers conferred upon the Administrator and Retirement Committee, as applicable, shall be absolute, provided, however, that no discretionary power shall be exercised in a manner that results in discrimination in favor of Employees who are officers, shareholders or highly compensated Employees of the Company.

        3.2 Enumerated Administrative Powers. Without limitation of its general powers under the Plan, the Company and Retirement Committee, as applicable, shall have the following enumerated powers:

                3.2-1 Control Administration. Full power and authority to control and manage the operation and administration of the Plan.

                3.2-2 Plan Interpretation. To construe and apply all Plan and Trust provisions, including the specific power and authority to interpret the Plan and Trust, to remedy or resolve ambiguities, inconsistencies or omissions and to decide any questions about the rights of Participants and their beneficiaries.

                3.2-3 Benefit Eligibility. To decide all questions relating to the eligibility of Employees to become Participants, the amount of service of any Employee or Participant, and the amount of benefits to which any Participant may be entitled by reason of service prior to or after the effective date hereof.

                3.2-4 Benefit Payment. To approve the payment of all benefits as they become payable under the Plan and to pursue the recovery of any payment made which exceeds the amount to which an individual is entitled to receive under the terms of the Plan.

                3.2-5 Service Providers. To engage such professional consultants, assistants and service providers as the Administrator, in its discretion, deems advisable, necessary or appropriate, including (but not limited to) accountants, actuaries, consultants, legal counsel, medical practitioners and clerical assistants to perform services with regard to any of its responsibilities under the Plan, and to rely on opinions and advice given by any such third party.

                3.2-6 Records. To ensure that all records necessary for proper operation of the Plan are kept.

                3.2-7 Reports and Disclosures. To ensure compliance with all reporting, filing and disclosure requirements imposed on the Plan
"administrator" by ERISA and any other applicable law.

                3.2-8 Inspection of Records. During business hours to make available to service providers and any Participant or beneficiary any records relating to the Plan as required by law, provided that a Participant or beneficiary shall be entitled to examine only such records as pertain exclusively to him or her, including (but not limited to) the Plan and Trust Agreement and all amendments thereto.

                3.2-9 Indemnity Bond. To arrange for all bonds required by law, but the amount thereof need not exceed the minimum requirements imposed by law.

                3.2-10 Legal Process. To designate an agent for service of legal process in any suit or action involving the Plan.

                3.2-11 Fees and Expenses. To negotiate and fix the compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee, or other person retained or employed by the Administrator or other party designated to carry out administrative duties under the Plan.

                3.2-12 Other. To perform or cause to be performed such further acts as it may deem necessary, appropriate or convenient for the efficient administration of the Plan.

        3.3 Administrative Records. Each party having responsibility for any Plan administration function under the Plan shall keep such records as shall be appropriate for the orderly and efficient performance of such functions, and shall permit any other party having Plan administration responsibility to examine any of such records which are appropriate to the latter's functions.

        3.4 Company Records. The records of the Company shall be conclusive evidence as to all matters forming the basis for participation in the Plan and for the calculation of benefits thereunder. Any individual or entity shall be entitled to rely upon a certificate of an officer of the Company as to any Employee's years of service, age, average earnings and cause for the termination of service, and as to any other information pertinent to the calculation or determination of the Employee's interest under the Plan.

        3.5 Duties of Participant. The Administrator may require a Plan Participant to furnish to it such information and instruments or documents as it may deem necessary in the administration of the Plan. Compliance with such requirements shall be a condition of a Participant's receipt of benefits.

        3.6 Administrator Expenses. No Company employee who performs administrative functions under the Plan shall receive any compensation for such service beyond his or her compensation as an Employee of the Company, but shall be entitled to reimbursement from the Company for any reasonable expenses actually and properly incurred in the performance of such duties.

        3.7 Individuals Indemnified. The Company hereby indemnifies any Company Employee or Director who carries out any responsibilities under the Plan, and holds them harmless from the effects, consequences, expenses, attorney fees and damages arising from their acts or conduct in such capacity, except to the extent that such consequences are the result of their own willful misconduct or breach of good faith. Such indemnification shall be in addition to any other rights each may have as a matter of law, or by reason of any insurance or other indemnification.

        3.8 Administrator Continues Until Trust Exhausted. If the Company shall cease to exist and no successor adopts or continues the Plan, the members of the Retirement Committee at that time (and their successors) shall remain in office until final termination of the Trust, and shall assume any and all powers and duties not otherwise previously delegated. The remaining member or members shall fill any vacancies caused by death, resignation, disability or other cause.

        3.9 Plan Expenses.

                3.9-1 Expenses Paid by Trust Fund. The following shall be paid by the Trust Fund:

                      (a) Operating Expenses. All expenses of the Administrator and the Trust, as the case may be, attributable to the operation of the Plan and Trust, to the extent they constitute reasonable expenses of administering the Plan and are not paid by the Company under 3.9-2.

                      (b) Taxes. Any taxes and related interest and penalties assessed against the Trust Fund.

                3.9-2 Payment by Company Without Reimbursement. Except for the reimbursement to the Company of direct expenses, the obligation of the Trust to pay any expenses charged to the Trust shall cease to exist to the extent such charges are paid by the Company.

                3.9-3 Administrator Protest. Payment under 3.9-1 or 3.9-2 may be withheld pending resolution of any objection by the Administrator.


ARTICLE IV.  ELIGIBILITY OF EMPLOYEES TO PARTICIPATE

        4.1 Initial Participation. All Employees, other than employees who are nonresident aliens and receive no United States source income, are eligible to participate in this Plan. Eligible Employees begin to participate as Participants of this Plan on the February 1 entry date coinciding with or next following the date of their employment, if still employed on that date. Provided, however, that employees who have attained age 21 and completed 1 year of service shall commence participation in the Plan not later than the earlier of (a) the first day of the Plan Year following the date the Employee meets those requirements, or (b) the date which is 6 months after the date the Employee meets those requirements.

        4.2 Break in Service-Reemployment After Break. An Employee who becomes a Participant of this Plan remains a Participant until he/she is either "cashed out" or has a "Break in Service" as defined herein. If a Participant incurs a Break in Service, and subsequently is reemployed by the Employer, he/she will resume participation as of that date of reemployment upon completion of a Year of Service.

        4.3 Information from Employer. As of each Anniversary Date, the Employer will communicate to the Administrator, or its designated agent, the appropriate information necessary to ascertain all eligible Employees, their dates of employment, hours of Payroll Year service, annual compensation, and dates of termination.


ARTICLE V.  EMPLOYER CONTRIBUTIONS

        5.1 Employer's Contributions. For each Plan Year, the Employer will contribute to the Plan a discretionary contribution determined each year by the Board of Directors of each Employer pursuant to 5.2, which shall be termed the "Employer Contribution." The Employer's Contribution for any Plan Year shall be made out of current or accumulated net profit for the fiscal year in which the Plan Year ends and shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code section 404.

        Profits. The term "profits" for any year means an Employer's net income or profits (excluding, however, any gain or loss from the sale or exchange of treasury stock, securities and fixed or capital assets) for the year determined by the Employer upon the basis of its books of account according to standard accounting practices without any deduction for taxes based upon income or for contributions made by Employer to this Plan. The statement of profits, when determined by the Employer's accountant, shall be final and binding upon all parties interested in the Plan. All contributions by the Employer shall be made in cash or in such properties as acceptable to the Trustee.

               5.2 Amount of Employer's Contributions. The Employer shall determine the amount of any Employer contribution to be made by it to the Plan under the terms of this Agreement. In determining such contribution, the Employer shall be entitled to rely upon an estimate of its net profit, of total compensation for all Participants, and of the amounts to be contributed by it. The Employer's determination of such contributions shall be binding on Participants, the Employer, and the Trustee. Such determination shall be final and conclusive and shall not be subject to change as a result of subsequent audit by the IRS or as a result of any subsequent adjustment of the Employer's records. The Trustee shall have no right or duty to inquire into the amount of the Employer's contributions or the method used in determining the amount of the Employer's contributions, but shall be accountable only for funds actually received by the Trustee.

        5.3 Time of Payment of Contributions. The Employer shall pay to the Trustee Employer contributions for each Plan Year within the time prescribed by law, including extension of time for filing the Employer's federal income tax return for the fiscal year in which such Plan Year ends. On or about the date of the payment, the Administrator shall be advised of the amount of the payment upon which the allocation shall be calculated.

Code Maximums. The sum of Employer contributions to the Plan cannot exceed the maximum limitation permitted by Code Section 404(a)(3). Notwithstanding the foregoing, to the extent that it is necessary in order to provide the minimum top heavy contribution pursuant to 12.3-1, the Employers may make a contribution even if it exceeds current or accumulated net profit or the amount which is deductible under Code Section 404.

        5.4 No Participant Contributions. No Participant may contribute to the Plan.

        5.5 Plan Qualification. Notwithstanding any provisions in this Agreement to the contrary, contributions to this Plan are made upon the condition precedent that this amended and restated Plan must be initially approved and qualified as meeting the requirements of Code Section 401(a). Accordingly, the Employer reserves the right to amend this Agreement, retroactively or otherwise, as may be required in order to obtain approval of the Plan. If the amended Plan does not receive a favorable determination and is thereafter terminated, all contributions made by the Employer and earnings thereon made after the effective date of this agreement shall be recovered by the Employer, provided that they are returned to the Employer within one (1) year after the date of denial of qualification of the Plan. No Participant or beneficiary has any vested right or claim to any asset of the Plan or to any benefit under the Plan before the Internal Revenue Service determines that the Plan qualifies under Section 401(a) of the Code.

        5.6 Return of Mistaken and Nondeductible Contributions.

        Mistake of Fact. In the event that Employer shall make an excessive contribution due to a mistake of fact, then pursuant to Section 403(c)(2)(A) of the Act, Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and Trustee shall return that amount to Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

        Disallowed Deduction. Employer contributions hereunder are made on the condition that such contributions are deductible under Section 401(a) of the Internal Revenue Code. In the event that a deduction for any contribution hereto is disallowed and found not to be deductible by the Internal Revenue Service, or any other regulatory agency, the Employer may recover all or any portion of such contribution, provided it is returned within one (1) year after the denial of the deduction.

        No Participant Interest. No Participant or beneficiary has any vested right or claim to any asset of the Plan or to any benefit under the Plan which may be returned pursuant to 5.6 of this Plan.

        5.7 Investment of Contributions. All Employer contributions made to the Plan shall be held by one (1) or more of the Plan Trustees under a Trust Agreement, to be managed, invested, reinvested and distributed in accordance with the Plan, the Trust Agreement and any agreement with an insurance company or other financial institution constituting a part of the Plan and Trust.

                5.7-1 Pooled Investment Fund. Except as provided in 5.7-3 below, and in Article VII, all Employer contributions received for investment shall be invested in the Pooled Investment Fund (also referred to as the "General Investment Fund") which shall, in its entirety, be a diversified portfolio or portfolios consisting of one (1) or more of the following:

                        (a) One (1) or more portfolios of direct investments
                made by an Investment Manager designated from time to time by the Retirement Committee in accordance with 13.2, below;

                        (b) One (1) or more common, collective or commingled
                trust funds maintained by a bank, trust company or other financial institution and which is qualified under Sections 401(a) and 501(a) of the Code, constituting a part of the Plan and Trust Fund;

                        (c) One (1) or more group deposit administration annuity
                contracts or other type of contracts and utilizing under any such contract general, commingled, separate or individual separate investment accounts, issued by an insurance company or companies, constituting a part of the Plan and Trust Fund;

                        (d) One (1) or more mutual funds; or

                        (e) Directly purchased stocks, bonds or other
                securities.

                5.7-2 Low-Risk Investment Fund. Employer contributions received for investment in the Low-Risk Investment Fund pursuant to an election described in 5.7-3 below, shall be invested in one (1) or more of the types of investment media specified in 5.7-1(a)-(e) above provided that, in the Low-Risk Investment Fund in its entirety, the predominant investment is in fixed income obligations which are expected to have lower risk than equity investments held by the Pooled Investment Fund under 5.7-1.

                5.7-3 Election Into Low-Risk Investment Fund. This 5.7-3 shall apply to any Participant age fifty-five (55) or older who is one-hundred percent (100%) vested, subject to the retransfer limitation of 5.7-3(c) below ("5.7-3 eligible Participant"):

                        (a) Transfer. Each 5.7-3 eligible Participant may, by
                written direction to the Administrator made after delivery of the January 31 valuation statement for the preceding Plan Year and prior to the next July 31, elect effective August 1 that all or part of the vested Employer contribution account held on behalf of that Participant shall be transferred, held and invested as part of the Low-Risk Investment Fund provided for in 5.7-2. If less than the whole of a Participant's Employer contribution account is to be transferred to the Low-Risk Investment Fund, the direction provided for herein must be for a multiple of ten percent (10%) of that Participant's Employer contribution account balance not previously transferred to the Low-Risk Investment Fund. Each 5.7-3 eligible Participant shall annually be given an opportunity to elect that an additional amount (consisting of all or a portion of new Employer contributions, the Participant's Employer contribution account, or both) be transferred to the Low-Risk Investment Fund.

                        (b) Duration. The Participant's designated allocation
                between the Plan's Pooled Investment Fund and the Low-Risk Investment Fund shall remain in effect until a Participant receives a distribution of the account, or affirmatively elects to remove assets from the Low-Risk Investment Fund and have them retransferred to the Plan's Pooled Investment Fund. All additions to a Participant's Employer contribution account, whether from Employer contributions or investment income or gains, shall be allocated between the Funds in such a manner that the allocation designated by the Participant will be maintained.

                        (c) Retransfer. Each 5.7-3 eligible Participant shall
                have two (2) lifetime opportunities to elect to retransfer all or part of the assets from the Low-Risk Investment Fund to the Pooled Investment Fund. Such retransfer election may apply to less than one-hundred percent (100%) of the assets in the Low-Risk Investment Fund, but once any of the funds are retransferred to the Pooled Investment Fund after the second retransfer election, those funds not retransferred must remain in the Low-Risk Investment Fund until otherwise distributed to the Participant. Once a Participant has made the second election to retransfer assets from the Low-Risk Investment Fund, such Participant shall cease to be eligible to make any further transfer to or from the Low-Risk Investment Fund.

                5.7-4 Other Transfers. No transfer of assets between Funds may be made other than as provided in 5.7-3 above.


ARTICLE VI.  ALLOCATION OF CONTRIBUTIONS AND VALUATION OF TRUST FUND

        6.1 Allocation of Contributions and Forfeitures.

                6.1-1 Participant Accounts. The Administrator shall establish and maintain a profit sharing account in the name of each Participant to which Administrator shall credit and deduct all amounts allocated to such Participant as set forth in Plan Article VI.

                6.1-2 Valuation Changes. As of each Anniversary Date or other Valuation Date, before allocation of Employer contributions and forfeitures, any net appreciation or net depreciation in the value of the Trust (inclusive of assets segregated for distribution or otherwise as provided in this agreement) shall be allocated as provided in 6.2.

                6.1-3 Contributions. Employer contributions for each Plan Year shall be allocated on the Anniversary Date among those Participants who have completed one thousand (1,000) Hours of Service in the Payroll Year ending on the Anniversary Date (except those who are receiving their first allocation pursuant to 6.3 below) and also either (i) are employed on the Anniversary Date, or (ii) have terminated during the Plan Year due to death, disability or retirement and qualify under 6.1-4 in the following manner:

                        (a) One (1) share will be credited for each $100 of
                compensation (rounded to the nearest $100);

                        (b) For service after February 1, 1976, one (1) share
                will be credited for each Year of Service to the end of such Plan Year;

                        (c) For service before February 1, 1976, one (1) share
                will be credited for each full year of Continuous Service to the end of such Plan Year, provided that Continuous Service of more than twenty (20) years total which has been accumulated prior to the effective date of the Plan (January 1, 1952) will not be credited;

                        (d) Each Participant will have allocated to him/her the
                portion of the total Employer contribution made by the Employer with respect to any Plan Year which the total number of his or her shares (as calculated in paragraphs (a), (b) and (c) above) bears to the total number of shares of all Participants entitled to participate in such Employer contribution.

                6.1-4 Mid-year Terminations. A Participant whose mid-year termination is on account of death, disability or retirement, who accumulated one thousand (1,000) or more Hours of Service in such year prior to such termination, and whose entire account remains undistributed as of the end of the Plan Year of termination, shall share in the Employer contribution and forfeiture allocation for that year. Any other Participant whose employment with the Employer terminates during a Plan Year, and any year-end active Participant who fails to meet the one thousand (1,000) hour service requirement, shall not share in the Employer contribution or forfeiture allocation for that year, unless required by 12.3 if the Plan is "top heavy."

                6.1-5 Forfeitures. As of each Anniversary Date, forfeitures under 8.3 for the then completed Plan Year shall be allocated among all Participants entitled to receive the Employer contribution allocation under 6.1-3 and 6.1-4, except new Participants excluded under 6.3. The forfeiture allocation shall be made using the "shares" method based on compensation and service under paragraphs (a)-(d) of 6.1-3.

        6.2 Valuation and Allocation of Trust Fund. Starting February 1994, the Trust Fund shall be valued and allocated as of the last day of each month of each Plan Year as provided in 6.2-1 and 6.2-2 below:

                6.2-1 Monthly Valuation. On each "valuation and allocation date" at the end of each calendar month, or within a reasonable time thereafter, the Trustee or Trustees, Administrator or Employer's agent shall take the following steps:

                FIRST, determine the net worth of the assets in the Pooled Investment Fund and the Low-Risk Investment Fund. The net worth of each Fund shall be the fair market value of the assets in such Fund net of any accrued Trustees' fees, administration costs and other proper charges which the Employer has not elected to pay.

                SECOND, a Participant's account of each Fund shall be adjusted to reflect changes in the net worth of the Fund since the prior valuation, other than through contributions and forfeitures. A Fund's income, gains and losses shall be allocated to a Participant's account in that Fund in the proportion that the value of that Participant's account in the Fund as of the prior valuation date bears to the value of all Participants' accounts in the Fund as of that date, adjusted as necessary for interim contributions and distributions as provided in 6.2-2. Such changes may be determined for any Fund by using the unit value method or other method approved by the Trustee, sponsor or asset custodian of any component investment subfund.

                THIRD, a Participant's account shall be adjusted to reflect any changes in the cash value of insurance policies held for the Participant's account, other than any portion of the cash value attributable to Employee's payment of premiums.

                FOURTH, year-end contributions to and forfeitures within each Fund allocable on behalf of a Participant since the preceding valuation date shall be allocated to that Participant.

                FIFTH, the value of a Participant's account in the Plan shall be the sum of the Participant's accounts in each investment Fund and in insurance.

                6.2-2 Interim Additions and Distributions. Notwithstanding anything to the contrary contained in 6.2, the allocation of a share of investment gains or losses to a Participant whose account in a Fund has been increased or decreased between the allocation periods due to any contribution or distribution to the Participant shall be made by taking the sum of (1) the product of the Fund balance before the withdrawal or contribution times a fraction, the numerator of which is the number of days in the valuation period prior to the withdrawal or contribution and the denominator of which is the total number of days in the valuation period, and (2) the product of the Fund balance after the withdrawal or contribution times a fraction the numerator of which is the number of days in the valuation period after the withdrawal or contribution and the denominator of which is the total number of days in the valuation period.

        6.3 Initial Allocation for New Participants. A Participant initially joining the Plan shall receive his or her first allocation from the Employer's discretionary contribution as of the Anniversary Date coinciding with the last day of the Payroll Calendar Year in which he/she first completes 1,000 Hours of Service. The amount of the allocation shall be determined under 6.1, using the Participant's compensation for the Payroll Year in which he/she satisfies the above requirement. The initial allocation shall not include forfeitures or any portion of the Trust Fund revalued and reallocated under 6.2.

        6.4 Allocation Does Not Vest Rights. The fact that an allocation is made and credited to the account of a Participant does not vest in the Participant any right, title or interest in and to any assets except at the time or times and upon the terms and conditions expressly set forth in this Plan.

        6.5 Suspense Account.

        Assets Pending Allocation. Any assets contributed by the Employers to the Trust and any profits, dividends or other income or unallocated assets of the Trust (except income from allocated assets, which shall be added to the latter), shall be allocated only as herein set forth, and until allocated shall be held in an account to be known as the "suspense account."

        No Investment Gain or Loss. If a suspense account is in existence at any time during a limitation year pursuant to this section, it will not participate in the allocation of the Trust's investment gains and losses.

        Allocation. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to

Participants' accounts before any Employer or Employee contributions may be made to the Plan for that limitation year. Excess amounts may not be distributed to Participants or former Participants.

        6.6 Limitation on Annual Additions.

                6.6-1 Defined Contribution Plans.

                Annual Maximum for All DC Plans. Notwithstanding any provisions of this Plan to the contrary, when taking into consideration all defined contribution Plans maintained by Employer, the maximum "annual addition" that may be contributed or allocated to a Participant's account or accounts for any limitation year may not exceed the lesser of (1) $30,000 or (2) twenty-five percent (25%) of the Participant's Compensation. The $30,000 "dollar limitation" shall be adjusted for increases in the cost of living in accordance with regulations prescribed by the Secretary of the Treasury or his delegate.

                Annual Addition. With respect to each Participant, "annual addition" means the sum for the Plan Year of (1) Employer contributions, (2) for years beginning after December 31, 1986, the amount of the Participant's voluntary contributions determined without regard to any rollover contributions,
(3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account of a pension or annuity plan, as described in Section 415(1)(2) of the Code, and (5) contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits allocated to the separate account of a key Employee, as defined in Section 419(A)(d)(3) of the Code or under a welfare benefit fund maintained by the Employer, as defined in Section 419(e) of the Code.

                6.6-2 Combination of a Defined Contribution Plan and a Defined Benefit Plans. For any Participant participating in both a defined contribution plan and a defined benefit plan, the rate of benefit accrual for such Participant in the defined benefit plan and/or the amount of annual additions to Participant's account in the defined contribution plan will be reduced to the extent necessary to prevent the sum of the following fractions computed as of the close of the Plan Year from exceeding one (1):

                                         Combined Numerator
------------------------------------------------------------------------------------------------


1)      The projected annual benefit under all         2)      The sum of the "annual
        defined benefit plans.                    +            additions" to Participant's
                                                               account under all defined
                                                               contribution plans.

                                     Combined Denominator
------------------------------------------------------------------------------------------------

The lesser of                                          The sum of the lesser of the following
                                                       amount determined for the year and for
a)      the product of 1.25 and the individual         each prior Year of Service with the
        defined benefit plan dollar limitation,        Employer:
        or
                                                       a)      the product of 1.25 and the
b)      the product of 1.4 and the individual                  individual defined contribution
        defined benefit plan percentage                        plan dollar limitation, or
        limitation.
                                                       b)      the product of 1.4 and the
                                                               individual defined contribution
                                                               plan percentage limitation.


                        (a) "Limitation" Defined. The terms "individual defined
                contribution plan dollar limitation" and "individual defined benefit plan dollar limitation" shall mean $30,000 and $90,000 (or such other dollar figure as may be prescribed by regulation where retirement age is earlier than age sixty-two (62) or later than age sixty-five (65)), respectively, each adjusted for increases in the cost of living in accordance with regulations prescribed by the Secretary of the Treasury or his delegate. The terms "individual defined contribution plan percentage limitation" and "individual defined benefit percentage limitation" shall mean twenty-five percent (25%) and one hundred percent (100%), respectively.

                        (b) Option for Accounts Before 1983. In determining the
                denominator of the fraction described in 2) above, for any Plan Year ending after December 31, 1982, the amount taken into account with respect to each Participant for all years ending before January 1, 1983, shall, at the election of the Administrator, be the sum of the maximum annual additions determined for a Participant for all Plan Years through the Plan Year ending in 1982 multiplied by a fraction: (1) the numerator of which is the lesser of (A) $51,875, or (B) twenty-five percent (25%) of the Participant's compensation for the Plan Year ending in 1981 multiplied by 1.4; and (2) the denominator of which is the lesser of (A) $41,500, or (B) twenty-five percent (25%) of the Participant's Compensation for the Plan Year ending in 1981.

                        (c) Reduced Multiplier for Top Heavy Plan. The 1.25
                multiplier in the defined benefit and defined contribution fractions of 6.6-2 shall be changed to one (1) in the case of
                (1) a super top heavy plan, or (2) a top heavy plan which does not provide an extra minimum allocation as provided in 12.3.

                6.6-3 Combined Employers. For purposes of applying the above limitations, all members of a controlled group of corporations (as defined by Internal Revenue Code Section 414(b) but modified by Code Section 415(h)) or of an affiliated service group (as defined by Internal Revenue Code Section 414(m)) of which Employer is a member, and all employers which are under common control with Employer (as defined by Internal Revenue Code Section 414(c) but modified by Internal Revenue Code Section 415(h), and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o), will be considered a single employer.

                6.6-4 Compensation for 6.6. For the sole purpose of determining the contribution limitation under 6.6, an Employee's Compensation for a limitation year shall be defined to include earned income, wages, salaries and fees for professional services and other amounts paid or includable in gross income for the limitation year for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid for sales, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), excluding the following (a) and (b), but including (c), as appropriate:

                      (a) Deferred Compensation. Contributions to a qualified or nonqualified plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

                      (b) Stock Benefits. Amounts realized from the exercise of a nonqualified stock option; or when restricted stock (or property) held by the Employee either becomes freely transferable or no longer is subject to a substantial risk of forfeiture; or amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

                      (c) Certain Other Benefits. For Plan Years beginning after December 31, 1997, a Participant's compensation for purposes of this 6.6 shall include (i) any elective deferral (as defined in Code Section 402(g)(3)), and
(ii) any amounts contributed by the Employer at the election of the Employee which are not includable in the gross taxable income of the Employee by reason of Code Section 125.

        6.7 Allocation of Excess Additions. If an allocation would have been made to a Participant's account, but for Section 6.6, then any such excess shall be disposed of in the following manner:

                6.7-1 Excess Attributable to Elective Deferrals. If the excess is attributable to amounts contributed by the employee as elective deferrals under the Nordstrom Employee Deferral Retirement Plan, then any deferrals, and any income attributable thereto, to the extent they would reduce the excess amount, shall be returned to the Participant.

                6.7-2 Remainder to Suspense Account. Any excess addition that is not attributable to elective deferrals and remaining after the application of 6.7-1, shall be allocated to a suspense account as forfeitures and held therein until the next succeeding date on which forfeitures could be applied under the Plan. In the event of termination of the Plan, the suspense account shall revert to the Employer to the extent that it may not then be allocated to any Participants' accounts.

                6.7-3 Multiple DC Accounts. In the event that Employer maintains two (2) or more defined contribution plans and the total annual additions to all plans exceeds the limitation contained in 6.6 above, the provisions of 6.7 shall be applied to all profit sharing plans to the extent necessary to comply with 6.6.

                6.7-4 Code Section 415. The intent of 6.6 and 6.7 is to set forth the basic rule implementing Code section 415 so that, for each Plan Year, the Plan satisfies the contribution limitations of the Code and applicable regulations. The provisions of 6.6 and 6.7 shall be applied in a manner consistent with the Code and regulation provisions of section 415, which are incorporated by this reference.

        6.8 Military Leave Obligations. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                6.8-1 Employer shall make Profit Sharing Contributions for a Participant who, immediately following a period of qualified military service, returns to employment with the Company with reemployment rights protected by law. Such contribution shall be made for the period of the Participant's qualified military service, based on a rate derived from the amount of contribution made to the Profit Sharing Plan for each Plan Year in such period, and on the Compensation for the Participant (as determined in 6.8-2).

                6.8-2 Compensation for purposes of contributions under 6.8-1 shall be the amount described in 2.6 that the Participant would have received from Employer during the period of qualified military service if employment had continued. Such amount shall be based on the rate of pay the Participant would have received in such period or, if such rate was not reasonably certain, the Participant's average pay rate during the 12-month period of employment preceding the period of qualified military service or the entire period of employment if less than 12 months.

                6.8-3 Contributions provided under 6.8-1 shall be subject to the limits provided in Article VI based on the Plan Years within the period of qualified military service to which the contributions relate in accordance with applicable law and regulations.

ARTICLE VII.  INVESTMENT IN INSURANCE CONTRACTS

        7.1 Purchase of Insurance. Effective from and after February 1, 1992, no additional policies of life insurance will be purchased by the Plan. Policies of ordinary or whole life insurance purchased prior to February 1, 1992, may be continued in effect, subject to the limitations contained elsewhere in this
Article VII. The Administrator shall continue to direct payment of premiums on such previously purchased policies for active Participants until such time as a Participant affirmatively elects to surrender or cancel the policy. The Administrator shall continue to direct payment of premiums on such previously purchased policies for inactive Participants only if such Participant affirmatively elects to have the coverage continued. Otherwise, the policy shall be surrendered or canceled and the proceeds added to the Participant's other investment accounts.

        Maximum Payment for Premiums. In no event may any premiums on whole life insurance be paid under this Plan for a Participant, if the aggregate premiums for that insurance exceed forty-nine percent (49%) of the aggregate of the contributions allocated to such Participant at any time.

        7.2 Trustee Shall Own the Policy. Each contract issued shall provide, and the application therefore shall request, that a Trustee, subject to the terms and conditions of a Trust Agreement entered into by Employer, shall be the owner of the contract. Any and all rights provided under the contract or policy, or permitted by the insurance company, shall be reserved to that Trustee. Such rights shall include the right to surrender, reduce or split the policy, the right to name and change the payee to receive thereunder on the happening of any contingency specified in the policy, the right to exercise any loan provisions to pay the premium or for any other reason, and such other rights as may be reserved to the owner of the policy. The listing of rights above shall not be construed as a limitation on the Trustee. However, the exercise of the rights reserved to the Trustee as owner of the policy shall be subject to and pursuant to the direction of the Administrator.

        7.3 Premiums, etc. The Trustee shall maintain possession of any policy purchased and shall pay the premiums as each premium falls due, unless the Administrator directs otherwise. Dividends may be used in reduction of any such premium, may be applied in any other manner permitted by the insurance company or may be taken in cash by the Trustee, as the Administrator determines from time to time. If, at any time, the Administrator shall decide as an investment matter that the premium on any policy is not to be paid in cash from the Participant's account, the Administrator, in its sole discretion, shall direct the Trustee whether such premium is to be paid by policy loan (if the policy contains such a provision), if any, or whether the policy is to be continued as a paid-up policy, or whether use is to be made of any extended insurance option available thereunder, or whether some other action is to be taken under the policy. Any policy loans shall be proportionate to the loan values of the insurance contracts. In any determination of the Administrator, all Participants similarly situated shall be treated the same. Before directing a Trustee to take any action other than payment of premiums in cash, the Administrator must give the Participant an opportunity either to pay the premium in cash from his or her own funds or to purchase the policy from the Trustee for its cash surrender value. Any premium received by the Trustee from the Participant shall be paid to the insurance company. If the Participant purchases the policy, the Trustee shall transfer the policy to him/her free and clear of Trust and shall add to his or her account the amount paid by such Participant.

        7.4 Proceeds and Benefits of Policy. Upon the death of a Participant on whose life the Trustee holds a policy payable to it, the Trustee may collect the proceeds, in which case such proceeds shall be turned over to the Participant's beneficiary, or the Trustee may assign to such beneficiary the policy and all rights thereunder, or the Trustee may direct the insurance company to make payment to such beneficiary in such manner as may be permitted by the insurance contract. The action taken by the Trustee shall be as directed by the Administrator, in its sole discretion, after consideration of the needs of the beneficiary and the intention of the Participant as indicated in the last direction filed with the Administrator and the Trustee by the Participant prior to his or her death. Such intention or direction, however, shall not of itself create in any way a vested right, either in the Participant or his or her beneficiary, nor shall it alter the provisions of this Agreement.

        7.5 Disposition of Policy. When any Participant whose policy is held hereunder reaches his or her retirement date or age, or terminates employment, or if this Plan and Trust Fund should terminate, the Administrator shall direct the Trustee as to the disposition of the policy so that the provisions of this Plan covering disposition of the account of the Participant in the happening of any such event, may be effected. If a Participant is entitled to termination benefits as provided in Article X and if the policy is not to be assigned to the Participant free of the Trust but is to be surrendered by the Trustee for its value, such a direction shall be given by the Administrator to the Trustee only after such Participant has been given an opportunity to purchase the policy for its cash surrender value and has declined to make such purchase. Any insurance upon the life of any Participant who is not entitled to termination benefits shall be surrendered by the Trustee. Any amount received by the Trustee as a result of any such purchase or surrender, shall be added to the account of the Participant and disposition or distribution made as provided elsewhere in this Plan.

        7.6 Insurer's Responsibility. No insurance company which issues a policy under the Plan will thereby become a party to the Plan or the related Trust Agreements. The liability of any such insurance company shall be only as provided in any policy it may issue. The insurance company shall be fully protected from all liability in accepting premium payments from the Trustee and in making payments to the Trustee, or on direction of the Trustee or the Administrator, without liability as the application of such payments.


ARTICLE VIII.  VESTING OF BENEFITS

        8.1 Vested Interest. When a Participant's employment is terminated for reasons other than retirement, disability, death, or cause (as defined in 8.2) he or she will receive a percentage of the amount in his or her account derived from Employer contributions (his or her "vested interest") based on his or her completed Years of Service.

                8.1-1 Vesting Service. For the purposes of determining a Participant's vested interest the applicable computation period shall be the Plan Year for years commencing prior to January 31, 1986, and the Payroll Year thereafter. A Participant shall receive a year of credited service for vesting for the Plan Year ending January 31, 1986, and for the Payroll Year ending December 31, 1987.

                8.1-2 Vesting Schedule. A Participant's vested interest will be determined in accordance with whichever of the following schedules (a), (b) or
(c) gives the largest benefit:

                        (a) Active 1989 and After. For Participants who have at
                least one (1) Hour of Service after January 31, 1989:

          Completed Years of Service                  Vested Interest
          --------------------------                  ---------------

               Less than 3 years                              0
               3 years                                       20
               4 years                                       40
               5 years                                       60
               6 years                                       80
               7 or more years                              100


                        (b) Active Before 1989. Former Participants who received
                a cash out distribution prior to having at least one (1) Hour of Service after January 31, 1989, will continue to be governed by the applicable pre-amendment vesting schedule.

                        (c) Plan "Top Heavy." The vesting schedule in 12.4 shall
                be substituted for (a) or (b) for vesting determination events that occur during any Plan Year when the Plan is "top heavy" under Article XII.

                8.1-3 Participant Election if Vesting Schedule Amended. If the Plan's vesting schedule is amended, whether by this amended and restated Plan, or by subsequent amendment, or the Plan is amended in any way that directly or indirectly affects the computation of the Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a top heavy vesting schedule under Article XII, each Participant with at least three (3) Years of Service with the employer may elect, within the period described below, to have the nonforfeitable percentage computed under the Plan without regard to such amendment or change. Notwithstanding the foregoing, for Participants who do not have at least one (1) Hour of

Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5) Years of Service" for "three
(3) Years of Service" above.

                The period during which the election of the prior vesting schedule may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

                        (a) Sixty (60) days after the amendment is adopted;

                        (b) Sixty (60) days after the amendment becomes
                effective; or

                        (c) Sixty (60) days after the Participant is issued
                written notice of the amendment by the Employer or Administrator.

        8.2 Forfeiture of Benefits for Certain Causes. Notwithstanding any other provisions of this Agreement to the contrary, the right of any Participant or former Participant to receive or to have paid to any other person and the right of any such other person to receive any benefits hereunder shall terminate and shall be forever forfeited if such Participant's employment with the Company is terminated because of his or her fraud, embezzlement or dishonesty or any willful act which injures the Company or his or her fellow workers. This section shall be inapplicable if such Participant has met the requirements that would qualify him for normal retirement benefits under 9.1, or has completed five (5) Years of Service, or after the Plan has been terminated or contributions under it have been completely discontinued.

        If Plan is Top Heavy. Notwithstanding the provisions of 8.2, should the Plan become a top heavy plan as defined in 12.2, only that portion of a Participant's account which is not vested under the vesting schedule set forth at 12.4 of this Plan shall be subject to forfeiture.

        8.3 Forfeiture and Reinstatement of Nonvested Portion of Account. Except as provided herein, the amount of the terminated Participant's account which does not vest in him/her will be forfeited immediately upon distribution to him/her of his or her entire vested account balance and the forfeited amount will be apportioned to the accounts of Participants pursuant to 6.2. For purposes of this section, if the value of an Employee's vested account balance is zero (0), the Employee shall be deemed to have received a distribution of such vested amount on the date of termination.

                8.3-1 Reemployment Before Permanent Forfeiture. If a former Participant shall be reemployed by the Employer prior to incurring five (5) consecutive one (1) year Breaks in Service, and such former Participant had previously received a distribution of his or her entire vested interest prior to his or her reemployment, his or her forfeited account shall be reinstated only if he or she repays the full amount distributed to him/her in a lump sum, other than his or her voluntary contribution, before the earlier of the occurrence of five (5) consecutive one (1) year Breaks in Service or the five (5) year period beginning on the date on which the Participant resumes employment with the Employer. In the event the former Participant does repay the full amount distributed to him/her, the undistributed portion of the Participant's account must be restored in full, unadjusted by any gains or losses occurring subsequent to the valuation date next preceding his or her termination.

                        (a) If Zero (0) Vested. If an Employee, whose vested
                account balance at termination of employment is zero (0), is deemed to have received a distribution of his or her vested amount pursuant to this section, and the Employee resumes employment covered under this plan before the Employee incurs five (5) consecutive one (1) year Breaks in Service, then upon reemployment of such Employee, the Employer derived account balance of the Employee will be restored to the amount on the date of such deemed distribution.

                        (b) Time to Repay Vested Amount. The restoration
                provided for herein shall be made not later than the last date provided by law for contributions to the Plan on account of the year in which repayment occurs. The former Participant's account shall be restored first by allocating to such account forfeitures occurring in the year of repayment until either the account is fully restored or the forfeitures occurring in such year are fully allocated. Any amounts which have not yet been restored after all forfeitures for the year have been allocated shall be restored by allocating to the account or accounts an additional "restoration" contribution equal to the remainder necessary to restore the full undistributed portion of the Participant's account. The restoration contribution shall be in addition to and unaffected by the contributions otherwise required in this Plan pursuant to 5.1 and 12.3.

                        (c) Investment Gain or Loss. In the event a repayment is
                made pursuant to 8.3 other than at a regular valuation date, the allocation of investment gains and losses to the account pursuant to 6.2 shall be made on a time weighted basis to reflect the variation in the Participant's account during the period between Valuation Dates.

                8.3-2 Permanent Forfeiture. If a former Participant shall be reemployed by Employer after five (5) consecutive one (1) year Breaks in Service, no repayment of the distributed amount shall be allowed and the former Participant's vested account balance attributable to service prior to the Break in Service shall not be increased as a result of service subsequent to the Break in Service.

        8.4 Service After Separation.

                8.4-1 Service After a Break.

                        (a) Account Before the Break. Except as provided at 8.3,
                Years of Service after a Break in Service shall not increase the Participant's vested interest in his or her account before such Break in Service.

                        (b) Account After the Break. No service prior to a Break
                in Service will be taken into account in determining a Participant's vested interest in his or her account after the Break in Service until the Participant has completed a Year of Service after such break.

                                (1) General Crediting Rule. Upon completing a
                        Year of Service after reemployment, the Participant shall be credited with all Years of Service, including Years of Service prior to the Break in Service which have not been forfeited under (b)(2) below, in determining such Participant's vested interest in that portion of the Participant's account balance attributable to contributions, earnings and losses after the Break in Service.

                                (2) Exclusion of Forfeited Service. In the case
                        of a Participant who experiences a Break in Service prior to acquiring a nonforfeitable interest under the Plan, and who is subsequently reemployed, if the number of consecutive one (1) year Breaks in Service included in his or her most recent Break in Service equals or exceeds the greater of (a) five (5), or (b) the aggregate number of his or her Years of Service, whether or not consecutive, completed prior to such break (other than Years of Service which may be disregarded on account of a prior Break in Service), such prior Years of Service shall not be counted for the purpose of determining the vested percentage of the Participant's account balance derived from Employer contributions which accrued before such period of Break in Service.

                8.4-2 Return to Service Before a Break. If a Participant is separated from the service of Company and subsequently returns to the service of Company without having incurred a Break in Service, those Years of Service prior to a Participant's separation from service shall be credited on behalf of the Participant in determining the Participant's vested interest under the Plan.

                8.4-3 Prior Plan Forfeitures and Exclusions. Notwithstanding anything to the contrary in this Article VIII, Years of Service permitted to be disregarded under the terms of a prior version of the Plan while then in effect, shall continue to be disregarded under the terms of this Plan.

        8.5 Time of Forfeiture. Notwithstanding anything herein to the contrary, in the event of a termination for cause pursuant to 8.2, the Participant's entire account shall be forfeited immediately and allocated as of the next valuation date as provided in 6.2. In the event of termination other than pursuant to 8.2, the forfeited portion of a Participant's account shall be allocated as of the December 31 valuation date next following the date of termination, as provided in 6.2.

        8.6 Maternity/Paternity/Family Absences. Notwithstanding the provisions of 8.1, if a Participant is absent from the employ of the Employer due to a "qualified family absence" then the Participant will be credited with certain Hours of Service on account of such absence. The term "qualified family absence" shall mean absence (a) by reason of a Participant's pregnancy, (b) by reason of the birth of a child to the Participant, (c) by reason of the placement of a child in connection with the adoption of the child by the Participant, (d) for purposes of caring for a child during a period immediately following the birth or placement by adoption of that child, or (e) by reason of circumstances which qualify as family leave under the Family and Medical Leave Act of 1993 (PL 103-3) and the regulations thereunder. All absences on account of a single child shall be aggregated and treated as a single absence. The Participant shall be credited with the number of Hours of Service equal to the Hours of Service that the Participant would have been credited on account of the normal work schedule of such Participant prior to the absence, but in no event will Participant be credited with more than five hundred one (501) hours on account of a single absence. In the event that a Participant's normal working schedule is unknown or cannot be determined, Participant shall be credited with eight (8) Hours of Service for each regular working day.

                        8.6-1 Hours of Service. Hours of Service on account of a qualified absence shall be credited to the Participant during the Plan Year in which the absence begins if necessary to prevent a Break in Service, or if such hours are not necessary to prevent a Break in Service, such hours shall be credited to the Participant in the next succeeding Plan Year.

                8.6-2 Uniform Rules. The Plan Administrator shall adopt uniform and reasonable rules for verification of the purpose of absences as well as determination of the number of days for which there was such an absence. Failure of a Participant to submit appropriate documentation in a timely manner pursuant to such rules will result in no credit being given for the period of the absence.

        8.7 Special Vesting on Store or Facility Closure. Effective during and after 1994, whenever a store or facility is completely closed, the following 8.7-1 through 8.7-3 shall apply to those Participants employed at the store or facility at the time of closure who, after the closure, do not become employed by Employer in another capacity:

                8.7-1 Administrator Determinations. The Administrator shall have complete discretion and power to determine whether a closure has occurred under
(a) below, and, if so, whether either or both of the following (b) or (c) shall apply to each such former employee. The written terms of such Administrator determination hereby are incorporated by this reference as part of this Plan.

                        (a) Closure Defined. Closure means the stoppage of all
                functions at a particular location as determined by the Administrator in its discretion, taking into account such facts and circumstances as the Administrator deems appropriate.

                        (b) Vesting. The Administrator has discretion whether or
                not to increase the vesting percentage credit, as applied to the pre-closure account attributable to employer contributions, for
                (1) the year of closure or (2) such individual's total period of pre-closure service.

                        (c) Contribution. If the Administrator decides that a
                contribution will be made for the Plan Year when the closure occurs ("year of closure"), the Administrator also has discretion whether or not such former employees who have an account balance at the end of the year of closure will receive a contribution for the year of closure based on compensation earned during such year.

                8.7-2 Termination Defined. A Participant is deemed to have terminated as a result of the closure if such Participant was employed by such store or facility on the date of the closure, and is not employed at another store or facility of Employer within ninety (90) days after the date of Participant's termination of employment connected with the closed store or facility. A Participant will not be treated as having commenced work for Employer if the Participant works less than forty (40) hours during such ninety
(90) day period.

                8.7-3 Reemployment. Participants reemployed after receiving closure benefits under 8.7-1 in their pre-termination account nonetheless will be subject to the vesting schedule contained at 8.1, disregarding any special vesting credit under 8.7-1, with respect to the amount of the account attributable to contributions made for service after reemployment.


ARTICLE IX.  ELIGIBILITY TO RECEIVE BENEFITS

        9.1 Normal Retirement Benefits. A Participant shall be eligible for normal retirement benefits upon attaining the normal retirement date. A Participant's "normal retirement date" shall be the attainment of age sixty
(60). A Participant who continues employment beyond the normal retirement date will continue as a Participant hereunder. Notwithstanding the provisions of this 9.1, a Participant shall be one-hundred percent (100%) vested in his or her account upon reaching the normal retirement date. Distribution of benefits on retirement at or after the normal retirement date shall be made in accordance with the provisions of Article X. Any Participant who retires after the normal retirement date may, pursuant to 10.3, direct the Administrator to defer distribution of the Participant's account until after the Participant's actual termination of employment.

        9.2 Disability Benefits. Upon a Participant's disability, as defined in 2.8, prior to his or her normal retirement date or other termination of employment, the Participant shall be entitled to a distribution of benefits hereunder upon written notification to the Administrator and verification of the Participant's disability by the Administrator. All amounts credited to a Participant's account shall become fully vested upon the Participant's disability prior to his or her normal retirement date or other termination of employment. Distribution of benefits on account of disability shall be made in accordance with the provisions of Article X.

        9.3 Death Benefits. Upon a Participant's death before his or her normal retirement date, or other termination of employment, the Participant shall be entitled to a distribution of benefits hereunder upon written notification to the Administrator and verification of the Participant's death by the Administrator. All amounts credited to a Participant's account shall become fully vested upon the Participant's death prior to his or her normal retirement date or other termination of employment. Distribution of benefits on account of Participant's death shall be made to the beneficiary or beneficiaries designated by Participant or determined as provided herein, in accordance with the provisions of Article X.

                9.3-1 Designation of Beneficiary. At the time of hire an Employee shall designate the beneficiary of any benefits which may become payable to a beneficiary of a deceased Participant in this Plan. Such designation shall be a signed writing. Any such beneficiary designation may be revoked or changed by a subsequent signed writing. If the Participant is married and the beneficiary is not the Participant's spouse, the spouse must consent to the designation by a signed writing notarized, or witnessed by a representative of the Plan. No beneficiary designation or revocation or change thereof shall be effective until such writing is furnished the Administrator or its agent. The revocation of a beneficiary designation shall not require the consent of any beneficiary. Any designation filed on a later date shall be deemed to entirely revoke any designation filed on an earlier date unless otherwise expressly stated in the later designation.

                Effect of Divorce. If a Participant and his or her named beneficiary are or become married and thereafter their marriage is dissolved by entry of a decree of dissolution, then such pre-divorce beneficiary designation shall be deemed automatically revoked as to such beneficiary spouse as of the date of such dissolution unless the benefit rights of such former spouse are subsequently reaffirmed by a qualified domestic relations order or the Participant's subsequent written designation. However, distribution of a deceased Participant's account in accordance with his or her latest beneficiary designation filed with the Administrator shall completely discharge the Employer, the Administrator and the Trustee and they shall have no duty to inquire into, or act on any information concerning, whether a Participant's marriage has been dissolved and his or her beneficiary designation thereby revoked as to his or her spouse.

                Alternate Payee. For purposes of this 9.3, an alternate payee named in a qualified domestic relations order shall be treated as a Participant.

                9.3-2 Deemed Beneficiary. If no designation has been made, or if the designee has predeceased the Participant, then the Participant will be deemed to have designated the following as his or her beneficiaries and contingent beneficiaries with priority in the order named below:

                        (a) first, to his widow or her widower, as the case may
                be;

                        (b) next, to his or her children and the children of
                deceased children, per stirpes;

                        (c) next, to his or her parents;

                        (d) next, to his or her brothers and sisters and the
                children of his or her brothers and sisters, per stirpes; or

                        (e) next, to his or her estate.

               9.4 Benefits on Separation from Service. Upon the termination of a Participant's employment prior to his or her death, disability or normal retirement date, the Participant shall be entitled to distribution of his or her benefits hereunder, which shall consist of his or her vested interest in his or her account, determined in accordance with Article VIII. Distribution of benefits on account of Participant's separation from service as provided herein shall be made to the Participant in accordance with the provisions of Article X.

               9.5 Accelerated Benefit Option. A terminally ill Participant, as defined herein, shall be entitled to an early distribution of a portion of his or her benefits upon written notification to the Administrator and verification of the Participants terminal illness by the Administrator. The Participant entitled to receive a distribution pursuant to this accelerated benefit option may receive a distribution of any contributions (and earnings thereon) which have been held by the Plan for at least twenty-four (24) months. Distribution of benefits on account of terminal illness shall be made in accordance with the provisions of 10.6 as an in-service withdrawal, but without the requirement that the Participant have attained normal retirement age. A Participant shall be deemed to be terminally ill when, by reason of a medically determinable physical condition, Participant's life expectancy is less than thirty-six (36) months. Participant's terminally ill condition and probable life expectancy must be certified by a physician acceptable to both the Participant and the Administrator.

ARTICLE X.  METHOD OF PAYMENT OF BENEFITS

        10.1 Distribution of Benefits.

                10.1-1 Lump Sum Payment. Upon the occurrence of any of the events specified in Article IX requiring a distribution of benefits to a Participant or his or her beneficiary, the Administrator shall instruct the Trustee to distribute benefits, determined in accordance with 10.2, below, in a single lump sum payment (but in no event shall a lump sum distribution on account of Participant's separation from service be made without the consent of such Participant (and Participant's spouse, if married) if the present value of Participant's Employer-derived accrued benefit is or has ever been in excess of $5,000). Consent of both the Participant and his or her spouse shall be written and in the case of the spouse either notarized or witnessed by a plan representative.

                10.1-2 Consent to Distribution. The consent of the Participant and the Participant's spouse shall be obtained in writing within the ninety (90) day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is permitted to be made without consent (under 10.1-1) or required to be made to satisfy Sections 401(a)(9) or 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) within the same controlled group.

                10.1-3 Immediately Distributable. An account balance is immediately distributable if any part of the account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of normal retirement age or age sixty-two (62).

                10.1-4 Scope and Revocation of Consent. Any consent by a spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained by means of proof to the satisfaction of the Administrator that there is no spouse or that the spouse cannot be located) shall be effective only with respect to such spouse and no subsequent spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

                10.1-5 Distribution of Assets. Distribution of any assets may be made in kind, without conversion. Payment of such benefits may also be made partly in cash and partly in kind.

                10.1-6 Social Security Not Relevant. Notwithstanding any other provisions of this Plan, any benefits payable under this Plan shall not be decreased by reason of any increase in the benefit levels payable under Title II of the Social Security Act or any increase in the wage base under Title II.

        10.2 Valuation of Account. The benefit payable to a Participant or his or her beneficiary in accordance with Article IX shall be that Participant's interest in his or her account balance including, in the case of benefits on the death of Participant, any death benefits payable from life insurance policies which are held in his or account. The value of the account shall be determined under 10.2-1 or 10.2-2 as follows:

                10.2-1 Before July 31. If the Participant retires, dies or is disabled before July 31, the value of the account will be the most recent monthly valuation of the account immediately preceding the date of the distribution event, excluding any contributions and forfeitures after that January 31.

                10.2-2 After July 31. If the Participant retires, dies or is disabled after July 31, and Participant has completed less than one thousand (1,000) hours during the Payroll Year, the distributee may elect, in writing, to have the distribution occur prior to the end of the applicable Plan Year, with the value of the account being the most recent monthly valuation of the account immediately preceding the date the election is received, excluding any contributions and forfeitures after that preceding January 31 date. If the Participant has completed one thousand (1,000) or more hours during the Payroll Year when the distribution event occurs or if the Participant has completed less than one thousand (1,000) hours but terminated after July 31 and the distributee has not affirmatively elected an earlier distribution date in writing, the value of the account will be determined after the succeeding January 31 allocation date, and will include any share of the Employer's contributions and forfeitures to which the Participant may be entitled for the Plan Year ending on such succeeding January 31.

        10.3 Time of Distribution.

                10.3-1 General Rule. The benefit payable to a Participant or beneficiary shall be made in a lump sum within ninety (90) days of the date described in 10.2 for determining the valuation of the benefit, or as soon thereafter as administratively feasible.

                10.3-2 Statutory Deadlines. Unless the Participant otherwise elects in writing, within thirty (30) days before his or her retirement date, payments hereunder must begin not later than sixty (60) days after (a) or (b):

                        (a) The end of the Plan Year in which the Participant
                (1) attains age sixty (60), (2) reaches the tenth anniversary of the date he or she commenced participation in the Plan, or (3) terminates employment, whichever of (1), (2) or (3) is latest; or

                        (b) If the Trustee or Administrator requires information
                which is not available before that latest date under (a), the payments shall begin no later than sixty (60) days after that information is supplied.

                10.3-3 Election to Defer Payment.

                        (a) Written Election. A Participant may elect in writing
                that a payment to him or her of any benefit under this Plan will commence at a date later than the date specified under 10.3-1 and 10.3-2 above. Any such election shall be signed by the Participant and shall state the date payments are to commence. In any event, a Participant making such election shall be required to commence the receipt of his or her retirement benefit no later than the Participant's required beginning date under Article XI.

                        (b) Deemed Election. Notwithstanding the foregoing, the
                failure of a Participant and a spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of 10.1 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

        10.4 Form of Payment. Any payment shall be made in cash, securities or other property as the Administrator may determine in its sole and absolute discretion.

                10.4-1 Insurance. If a Participant has elected to have a portion of his or her account invested in insurance in accordance with Article VII and whether or not any such policy is in force at the time of the distribution to the Participant, the aggregate of the premiums paid for the policy or policies on his or her life shall be deducted from the amount of his or her vested interest and any policy or policies then in effect on his or her life shall be distributed to him or her as a part of his or her vested interest.

        10.5 Qualified Domestic Relations Orders. Subject to the procedures established by the Administrator under 14.1, benefits may be paid from the nonforfeitable balance of a Participant's accounts in accordance with a qualified domestic relations order ("QDRO") as defined in Section 414(p) of the Code without regard to whether the Participant has attained the "earliest retirement age," as defined in Section 414(p) of the Code.

        10.6 In-service Withdrawals After Normal Retirement Age. After attaining normal retirement age, a Participant who remains an active Participant may elect limited in-service withdrawals, in cash, as provided herein. No withdrawal of less than $5,000 (or the balance of the account, if less) may be made. No more than four (4) in-service withdrawals may be made, and the fourth in-service withdrawal shall be for no less than the entire balance of Participant's account. In-service withdrawals shall be subject to the consent requirements of
10.1. In-service withdrawals shall be subject to a reasonable administrative fee. For purposes of withdrawals under this section, a Participant's account shall be valued as of the Valuation Date immediately preceding the Administrator's acceptance of the Participant's written application for a distribution under this section, except that the Company stock shall be valued as of the date of the withdrawal.

        10.7 Rollovers. This section applies to distributions made on or after January 1, 1993.

                10.7-1 Direct Rollover Transfer Election. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                10.7-2 Definitions. For purposes of this section, certain terms shall be defined as follows:

                        (a) Eligible Rollover Distribution: An eligible rollover
                distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                        (b) Eligible Retirement Plan: An eligible retirement
                plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
                Section 403(a) of the Code, or a qualified trust described in
                Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                        (c) Distributee: A distributee includes an employee or
                former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in
                Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                        (d) Direct Rollover: A direct rollover is a payment by
                the Plan to the eligible retirement plan specified by the distributee.

        10.8 Forfeiture of Unclaimed Benefits. If at, after, or during the time when a benefit is payable to any Participant or beneficiary, the Administrator, upon request of the Trustee or at its own instance, mails by registered or certified mail to the beneficiary at his or her last known address, a written demand for his or her then address, or for satisfactory evidence of his or her continued life, or both, and, if the beneficiary fails to furnish the information to the Administrator within one (1) year from the mailing of the demand, then the benefit shall be forfeited and allocated among Participants; provided, however, that such benefit will be reinstated if a claim is made by the Participant or beneficiary. Any forfeiture arising hereunder shall be allocated to the remaining Participants in the same manner as Employer contributions.


ARTICLE XI.  LIMITATION ON DISTRIBUTIONS

        11.1 Minimum Distribution Requirements. Notwithstanding anything to the contrary contained herein, all distributions required under Article IX and X shall be determined and made in accordance with the proposed regulations under
Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

        11.2 Lifetime Distribution Requirements.

                11.2-1 Required Beginning Date. The entire interest of a Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

                11.2-2 Limits on Distribution Periods. As of the first distribution calendar year, distributions, if not made in a single lump sum, must be made over one of the following periods (or a combination thereof):

                        (a) the life of the Participant,

                        (b) the life of the Participant and a designated
                beneficiary,

                        (c) the period certain not extending beyond the life
                expectancy of the Participant; or

                        (d) a period certain not extending beyond the joint and
                last survivor expectancy of the Participant and a designated beneficiary.

                11.2-3 Determination of Minimum Annual Distributions. If the Participant's interest is to be distributed in other than a single lump sum, the following minimum distribution rules shall apply on or after the required beginning date:

                        (a) Nonannuity Distributions.

                                (1) Life Expectancy Rules. If a Participant's
                        benefit is to be distributed over (A) a period not extending beyond the life expectancy of the Participant of the joint life and last survivor expectancy of the Participant and the Participant's designated beneficiary or (B) a period not extending beyond the life expectancy of the designated Participant, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                                (2) Non-spouse Beneficiary.

                                        (A) Before 1989. For calendar years
                                beginning before January 1, 1989, if the Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                                        (B) After 1988. For calendar years
                                beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (A) the applicable life expectancy or (B) if the Participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in 11.2-3(a)(1) above, as the relevant divisor without regard to proposed regulations Section 1.401(a)(9)-2.

                                (3) Payment Dates. The minimum distribution
                        required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                        (b) Distribution of Annuities. If the Participant's
                benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

        11.3 Post-death Distributions.

                11.3-1 Distribution Beginning Before Death. If the Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                11.3-2 Distribution Beginning After Death. If the Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:

                        (a) General Rule. If any portion of the Participant's
                interest is payable to a designated beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died.

                        (b) Surviving Spouse Rules. If the designated
                beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died and (ii) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (70 1/2).

                        (c) Procedure for Elections. If the Participant has not
                made an election pursuant to 11.3 by the time of his or her death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which distributions would be required to begin under this section, or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                11.3-3 Death of Surviving Spouse. For purposes of 11.3 above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of 11.3, with the exception of 11.3-2 therein, shall be applied as if the surviving spouse were the Participant.

                11.3-4 Surviving Child. For purposes of 11.3, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                11.3-5 Participant's Required Beginning Date. For the purposes of 11.3, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if 11.3-3 above is applicable, the date distribution is required to begin to the surviving spouse pursuant to 11.3-2 above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

        11.4 Definitions. For the purposes of 11.1 through 11.3, the following definitions will apply.

                11.4-1 Applicable Life Expectancy. The life expectancy (or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one (1) for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

                11.4-2 Designated Beneficiary. The individual who is designated as the beneficiary under the Plan in accordance with Section 401(a)(9) and the regulations thereunder.

                11.4-3 Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contained the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to 11.3 above.

                11.4-4 Life Expectancy.

                        (a) IRS Tables. Life expectancy and joint and last
                survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

                        (b) Recalculation. Unless otherwise elected by the
                Participant (or spouse, in the case of distributions described in 11.3-2(b) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a non spouse beneficiary may not be recalculated.

                11.4-5 Participant's Benefit.

                        (a) Determination of Account Balance. The account
                balance as of the last valuation date in the valuation calendar year, which is the calendar year immediately preceding the distribution calendar year, shall be increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                        (b) Exception for Second Distribution Calendar Year. For
                purposes of paragraph (a) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

                11.4-6 Required Beginning Date.

                        (a) Permissive Rule. Participants who remain employees,
                and who are not five percent (5%) owners (described in 11.4-6(c)), may elect to continue to treat their beginning date as the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).

                        (b) Mandatory Rule. The required beginning date of a
                Participant who attains age seventy and one-half (70 1/2) after December 31, 1996, shall be determined in accordance with (1) or
                (2) below:

                                (1) Non Five Percent (5%) Owners. The required
                        beginning date of a Participant who is not a five percent (5%) owner is the first day of April of the calendar year following the calendar year in which the Participant has both retired or attained age seventy and one-half (70 1/2).

                                (2) Five Percent (5%) Owner. The required
                        beginning date of a Participant who is a five percent (5%) owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                                        (A) the calendar year in which the
                                Participant attains age seventy and one-half (70 1/2), or

                                        (B) the earlier of the calendar year
                                with or within which ends the Plan Year in which the Participant becomes a five percent (5%) owner, or the calendar year in which the Participant retires.

                        (c) Five Percent (5%) Owner.

                                (1) Defined. A Participant is treated as a five
                        percent (5%) owner for purposes of this section if such Participant is a five percent (5%) owner as defined in
                        Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the plan is top heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (66 1/2) or any subsequent plan year.

                                (2) Continued Distribution. Once distributions
                        have begun to a five percent (5%) owner under this section, they must continue to be distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

        11.5 Penalty Tax for Distribution Before Fifty-nine and One-half (59 1/2). In the event that a Participant receives a distribution from this Plan in a Plan Year, and such Participant has not attained the age of fifty-nine and one-half (59 1/2), an additional income tax, equal to ten percent (10%) of the amount includable in income, will be imposed unless the distribution is made on account of death or disability, or is within one (1) of the other exceptions provided in Code Section 72(t).

ARTICLE XII.  TOP HEAVY PLANS

        12.1 Effect of Top Heavy Plan Status. In the event that the Plan is determined to be a "top heavy plan" as defined in 12.2, the Plan shall comply with the provisions of 12.3 and 12.4, hereunder, in addition to meeting the requirements set forth elsewhere in this Plan.

        12.2 Top Heavy Definitions. The determination of top heavy status will be made with regard to the following defined terms:

                12.2-1 Determination Date. The last day of the preceding Plan Year, or, in the case of the first Plan Year, the last day of that Plan Year.

                12.2-2 Key Employee. An Employee (including a deceased Employee or a beneficiary of such Employee) who at any time during the Plan Year which includes the determination date, or any of the preceding four (4) Plan Years, is any of the following (a), (b), (c) or (d):

                        (a) Officer. An officer of the Employer (as that term is
                defined within the meaning of the regulations under Code Section
                416) whose annual compensation is in excess of one-hundred fifty percent (150%) of dollar limitation for the Plan Year established pursuant to Code Section 415(c)(1)(A). No more than fifty (50) employees (or, if lesser, the greater of three (3) or ten percent (10%) of the employees) shall be treated as officers.

                        (b) Top Ten (10) Owners. One (1) of the ten (10)
                Employees having annual compensation in excess of the dollar limitation provided in Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) both more than one-half of one percent (1/2%) ownership (in value) of Employer, and one (1) of the ten (10) largest ownership interests (in value) of the Employer. For the purpose of this (b), if any two (2) or more Employees have identical ownership interests in Employer, the Employee having the greatest annual Compensation shall be treated as having a larger interest. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated under separate employers.

                        (c) Five Percent (5%) Owner. A "five percent (5%) owner"
                of the Employer. "Five percent (5%) owner" means any person who owns (or is considered as owning within the meaning of Code
                Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer.

                        (d) One Percent (1%) Owner. A "one percent (1%) owner"
                of the Employer having an annual compensation from the Employer of more than $150,000. "One percent (1%) owner" means any person who owns (or is considered as owning within the meaning of Code
                Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers. However, in determining whether an individual has annual compensation of more than $150,000, annual compensation from each employer required to be aggregated under Code Sections 414(b), (c) and (m) shall be taken into account.

                        (e) Determining Ownership.

                                (1) Employer. In determining percentage
                        ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers.

                                (2) Allocation of Ownership. For purposes of
                        applying the ownership attribution rules of Code Section 318 in determining key Employee status, subparagraph (C) of Code Section 318(a)(2) shall be applied by substituting "five percent (5%)" for "fifty percent (50%)," and if the entity is not a corporation in accordance with Regulations promulgated by the Secretary of the Treasury based upon the principles of Section 318(a), as herein revised.

                        (f) Annual Compensation. For purposes of this Article
                XII, the term annual Compensation means compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by Employer pursuant to a salary reduction agreement which are excludable from Employee's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

                12.2-3 Non-key Employee. Any Employee who does not meet the definition of a key Employee pursuant to 12.2-2 above, is a non-key Employee.

                12.2-4 Super Top Heavy Plan. This Plan will be a super top heavy plan if, with respect to the applicable Plan Year (commencing after December 31, 1983), the Plan has a top heavy percentage (as defined in 12.2-5(a) below) which exceeds ninety percent (90%).

                12.2-5 Top Heavy Plan. This Plan will be a top heavy plan if, with respect to the applicable Plan Year (commencing after December 31, 1983), as of the determination date for that year the Plan has a top heavy percentage which exceeds sixty percent (60%).

                        (a) "Top heavy percentage" shall be that percentage
                which equals a fraction,

                                (1) The numerator of which is the sum of the
                        present value of accrued benefits of all key Employees as of the determination date, contributions for all key Employees which are due but unpaid as of the determination date, and distributions made to key Employees within the five (5) year period immediately preceding the determination date, and

                                (2) The denominator of which is the sum of the
                        present value of accrued benefits for all Employees as of the determination date, total contributions for all Participants due but unpaid as of the determination date, and total distributions made to Participants within the five (5) year period immediately preceding the determination date.

                        (b) Related Rules. For purposes of calculating the top
                heavy percentage under 12.2-5(a):

                                (1) Accrued Benefit. The present value of a
                        Participant's accrued benefit shall include: (A) in the case of a defined contribution plan, that Participant's account balance; (B) in the case of a defined benefit plan, the present value of the accrued benefits of such individual determined as of the most recent valuation date which is within the twelve (12) month period ending on the determination date; (C) the accrued benefit attributable to nondeductible employee contributions; and (D) the accrued benefit of a participant other than a key employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or (ii) if there is not such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of
                        Section 411(b)(1)(C) of the Code.

                                (2) Distribution. In considering distributions
                        within the five (5) year period immediately preceding the determination date: (A) all distributions, including distributions occurring before January 1, 1984, and distributions from terminated plans which would have been required to be aggregated had they not been terminated, must be considered; and (B) no benefit attributable to deductible contributions, or to amounts rolled over or transferred to this Plan from the Plan of another employer after December 31, 1983, shall be considered in determining a Participant's accrued benefit.

                                (3) Exclusions. The following exclusions shall
                        apply: (A) contributions, accrued benefits, and distributions on behalf of a non-key Employee who was formerly a key Employee shall be disregarded in determining the top heavy percentage; and (B) for Plan Years beginning after December 31, 1984, if a Participant or former Participant has not received any compensation from any Employer maintaining the Plan (excluding benefits from the Plan), at any time during the five (5) year period immediately preceding the determination date, the accrued benefit for such Participant shall not be taken into account in determining top heavy plan status.

                        (c) Aggregation With Other Plans. If the Employer or an
                entity affiliated with the Employer pursuant to Code Sections 414(b), (c) or (m) maintains other qualified plans (including simplified employee pension plans), a plan is a top heavy plan only to the extent that the combined top heavy percentage for the plan and all aggregated plans exceeds sixty percent (60%). For the purpose of making this determination:

                                (1) Mandatory Aggregation. All qualified plans
                        of the Employer or an entity affiliated with the Employer pursuant to Code Sections 414(b), (c) or (m) which include one (1) or more key Employees as Participants, and all qualified plans which must be considered in order for a plan including key Employee Participants to meet the requirements of Code Sections 401(a)(4) or 410 must be aggregated, and

                                (2) Permitted Aggregation. Additional qualified
                        plans of the Employer or an entity affiliated with the Employer pursuant to Code Sections 414(b), (c) or (m), if such plans, when aggregated with this Plan, satisfy the requirements of Code Sections 401(a)(4) and 410, may be aggregated.

                                (3) Determination Date. Where multiple plans
                        with differing determination dates are to be aggregated for the determination of top heavy status, the top heavy percentage shall be calculated by reference to determination dates for all plans falling within the same calendar year.

        12.3 Minimum Top Heavy Employer Contributions to Top Heavy Plans.

                12.3-1 Minimum Top Heavy Contribution.

                        (a) General Rule. Except as provided in 12.3-1(b) below,
                for each Plan Year beginning after 1983 that this Plan is determined to be a top heavy plan, a Participant who is a non-key Employee shall have allocated to his or her account (in either this Plan or another defined contribution plan maintained by Employer) a contribution equal to the product of that Participant's Compensation, as defined in 2.6, and the minimum top heavy contribution rate. The minimum top heavy allocation, if any, required shall not be forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D). So long as the Employer maintains more than one (1) defined contribution plan, any required minimum top heavy contribution shall be made into the Employer's Profit Sharing Plan, and not into this Plan.

                        (b) Minimum Top Heavy Contribution Rate. Subject to
                12.3-1(c) below, the minimum top heavy contribution rate for a Participant who is a non-key Employee shall equal the lesser of three percent (3%) of such non-key Employee's compensation or the highest contribution rate made to the account of a key Employee, provided that the contribution rate shall not be less than three percent (3%) if this Plan is required to be aggregated with a defined benefit plan in order for that plan to meet the requirements of Code Sections 401(a) and 410. The term "contribution rate" shall mean the percentage derived by dividing a numerator which is the sum of Employer contributions (including amounts deferred at the Employee's election to a Plan described by Section 401(k) of the Code but excluding contributions to Social Security) and forfeitures allocated to a

                Participant's account, by a denominator equal to the Participant's Compensation. All qualified defined contribution plans of the Employer or of entities affiliated with the Employer pursuant to Code Sections 414(b), (c) or (m) shall be aggregated in the determination of the contribution rate. For the purposes of 12.3, the term "non-key Employee participant" shall include all non-key Employees who have become Participants but who have failed to complete one thousand (1,000) Hours of Service during the Plan Year and those non-key Employees who would be eligible to participate in the Plan except that their compensation does not exceed a specified minimum level or they have failed to make a mandatory employee contribution or an elective contribution to a plan described in Section 401(k) of the Code.

                        (c) Exceptions for Defined Benefit Plan. Notwithstanding
                12.3-1(a) and (b):

                                (1) If a defined benefit pension plan providing
                        benefits for one (1) or more key Employees is maintained by the Employer, and if such defined benefit pension plan depends upon this Plan to satisfy the nondiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or if another plan benefiting the key Employee so depends on such defined benefit plan) the guaranteed minimum top heavy contribution for a non-key Employee shall be three percent (3%) of his or her compensation regardless of the contribution rate for the key Employees.

                                (2) If in addition to this Plan the Employer
                        maintains a qualified defined benefit pension plan which provides a minimum benefit to non-key Employee Participants pursuant to Code Section 416(c)(1), no minimum top heavy employer contribution need be made for such Participants under this Plan.

                12.3-2 Extra Minimum Top Heavy Allocation. In any Plan Year for which this Plan is a top heavy plan (but not a super top heavy plan), and for which the combined defined benefit plan/defined contribution plan limitations of 6.6-2 are applicable to any Participant, the 1.25 multiplier in the denominator of both the defined benefit and the defined contribution fractions may be retained if an additional minimum top heavy allocation of not less than one percent (1%) of compensation is allocated to the account of each non-key Employee. This extra minimum top heavy allocation shall be in addition to the minimum top heavy contribution provided in 12.3-1 above.

                12.3-3 Minimum Top Heavy Contributions and/or Benefits in Multiple Plans. In the event that a non-key Employee participates in both this Plan and a defined benefit plan, it shall not be necessary to provide such non-key Employee with both a minimum top heavy contribution under this Plan (and other defined contribution plans) and a minimum top heavy benefit under the defined benefit plan. The minimum top heavy contribution and minimum top heavy benefit requirements with respect to all such Plans shall be deemed satisfied if such non-key Employee is provided with the minimum top heavy benefit under the defined benefit plan.

                12.3-4 Make-up Contribution. If the contribution rate for the Plan Year with respect to a non-key Employee is less than the minimum top heavy contribution required, the Employer will increase its contribution for such Employee to the extent necessary to cause the Employee's contribution rate for the Plan Year to equal the required minimum top heavy contribution. The Employer will cause this make-up contribution to be made from Employer's net profits.

        12.4 Minimum Vesting in Top Heavy Plans. In the event that this Plan shall be determined to be a top heavy plan pursuant to 12.2, above, for any Plan Year beginning after 1983, the vesting schedule at 8.2 shall be replaced for the Plan Year in which the Plan becomes top heavy and for all succeeding Plan Years during which the Plan is a top heavy plan with the following vesting schedule:

               Years of Service                            Vested or Nonforfeitable
                 With Employer                                    Percentage
               ----------------                            ------------------------
                       1                                                0
                       2                                               20
                       3                                               40
                       4                                               60
                       5                                               80
                       6                                              100

               If in any subsequent Plan Year the Plan ceases to be a top heavy plan, the Plan shall revert to the vesting schedule in effect before this Plan became a top heavy plan, unless the Employer amends the Plan to continue the top heavy vesting schedule. Any such reversion shall be treated as a Plan amendment subject to the terms of 16.3 of the Plan.


ARTICLE XIII.  PARTIES RESPONSIBLE FOR IMPLEMENTING THE PLAN

        13.1 Plan Sponsor. The Company is the Plan sponsor for purposes of ERISA and designates in 13.1-1 to 13.1-6 below how Plan powers and duties shall be performed.

                13.1-1 Company Powers and Duties. The Company shall have the powers and duties set forth in the following (a)-(e):

                        (a) Plan and Trust Documents. To make all Plan and Trust
                documents needed or desired to establish and operate the Plan and the separate Trust Fund, subject to the direction of the Board, or the Vice President of Personnel, as applicable.

                        (b) Plan Administration. To perform all duties as Plan
                Administrator under 13.1-4, Article III and elsewhere provided in the Plan and Trust documents.

                        (c) Service Providers. To make and monitor the
                performance of all agreements with any third party administrative service provider for the Plan and Trust acting as accountant, actuary, asset custodian, attorney, auditor, contract administrator, recordkeeper or in any other administrative capacity.

                        (d) Plan Changes. To recommend to the Board or Vice
                President of Personnel any changes in Plan or Trust terms which the Company deems appropriate.

                        (e) Other. To take any action deemed necessary or
                desirable to cause the Plan and Trust to be operated according to the Plan and Trust documents and applicable law.

                13.1-2 Board Powers and Duties. Subject to the liability limitation in (f) below, the Board of Directors of the Company ("Board") has the exclusive powers set forth in the following (a)-(e):

                        (a) Plan and Trust Terms. To establish, amend or
                terminate the Plan and the related Trust Agreement, subject only to 13.1-3 and Article XV.

                        (b) Funding Policy. To determine that an appropriate
                funding policy, consistent with the objectives of the Plan, the Trust Agreement and the requirements of ERISA, is adopted and implemented.

                        (c) Contributions. To determine the amount and manner of
                payment of all Company contributions to the Trust.

                        (d) Indemnification. To determine the scope of any
                indemnification by the Company to any person or entity acting as a fiduciary or otherwise under the Plan or Trust, provide appropriate insurance and bonding coverage of any Employee of the Company acting in such capacity, and determine whether the Company shall furnish such insurance or bonding coverage to any other person or entity, all to the extent permitted by law.

                        (e) Committees. To establish any Committee(s) of the
                Board deemed appropriate for Plan or Trust purposes.

                        (f) Liability Limitation. The Board has no
                administrative or investment authority or functions, and no member of the Board shall be a Plan fiduciary because of such Board membership.

                13.1-3 Vice President of Personnel Powers and Duties. Until such time as the Board shall modify, revoke or rescind such authority, all Employer or Plan sponsor functions and responsibilities vested in the Company shall be exercised pursuant to authorization by the Vice President of Personnel of the Company. Without specific Board approval, the Vice President of Personnel has the powers and duties set forth in the following (a)-(d):

                        (a) Technical Amendments. To amend the Plan and Trust
                Agreement to make technical, administrative, editorial and legal compliance changes recommended by Corporate Employee Benefits to comply with applicable law or to simplify or clarify the Plan.

                        (b) Substantive Amendments. To take all actions
                necessary to implement (after approval by the Chairman or the Board) any amendments relating to Plan and Trust benefit or governance provisions.

                        (c) Plan Administration. To make or terminate the power
                and authority of any person(s) or entity(ies) responsible for performance and administration of the Plan.

                        (d) Committees. To establish, maintain or terminate the
                existence, membership and powers of any Committee for any Plan purpose, except any Committee established by the Board.

                13.1-4 Administrator Powers and Duties. The Plan shall be administered by the Company, herein called the "Administrator." The Company shall be the "Plan Administrator" for purposes of ERISA Section 3(16) and the named fiduciary for purposes of Plan administration. The Administrator shall have all powers necessary to carry out the provisions of the Plan, including those set forth in Article III, but excluding those relating to the custody, management and control of Trust assets and those allocated or delegated to others.

                13.1-5 Retirement Committee. Subject to the liability limitation under (g), the Retirement Committee established by the Board shall have the powers and duties set forth in the following (a)-(f):

                        (a) Asset Fiduciaries. To make sure that Plan assets are
                held, safeguarded, invested and distributed by persons or entities that agree to act as the designated "fiduciary" within the meaning of Section 3(21) and other fiduciary provisions of ERISA for purposes of the applicable custodial, trusteeship, investment management or other Plan asset functions.

                        (b) Investment Policy. To establish the investment
                policy and guidelines for investment of Plan assets.

                        (c) Monitor Plan Asset Fiduciaries. To establish the
                policies and procedures for periodic reporting by and review of performance by asset fiduciaries, and to implement any changes which such Committee, in its discretion, deems appropriate regarding such policies, procedures or fiduciaries.

                        (d) Monitor Plan Administration. To establish the
                policies and procedures for periodic reporting by and review of performance by the Administrator and service providers involved in Plan administration, and to implement any changes which such Committee, in its discretion, deems appropriate regarding Plan administration.

                        (e) Contributions. To make sure that the Board is
                informed of the actuarial and legal funding needs of the Plan when the Board determines the Company's contributions to the Plan.

                        (f) Claims Review. To review and decide, as a Committee
                or by its authorized subcommittee, all appeals of denied claims under Article XVI.

                        (g) Liability Limitation. The Retirement Committee has
                no administrative or asset responsibility or control beyond the limited oversight functions set forth above, and, subject only to applicable law, no member of such committee shall be liable for errors, omissions or breaches by any fiduciary or service provider having the actual power and authority to act.

               13.1-6 Investment Committee. Until such time as the Retirement Committee shall modify, revoke or rescind such authority, an Investment Committee shall be established with the following authority to act for the Retirement Committee with respect to the performance of the Plan's investment vehicles and managers:

                        (a) Performance Review. To review, monitor and evaluate,
                at reasonable intervals, the performance of the Trustee(s), the investment managers, investment vehicles and any other appointed or delegated fiduciaries or other service providers to ensure that their performance has been in compliance with the terms of the Plan and Trust documents, the investment policy and applicable law, and satisfies the needs of the Plan, and to report all findings and recommendations to the Retirement Committee.

                        (b) Investment Service Providers. Subject to approval by
                or procedures of the Retirement Committee, to make or terminate the power and authority of any person(s) or entity(ies) responsible to hold, control, manage or invest assets of the Trust, including (but not limited to) any Trustee, custodian, investment manager, investment performance monitor or other provider of services involving Trust assets.

        13.2 Plan Fiduciaries. The following 13.2-1 to 13.2-6 apply to any individual or entity who is a "fiduciary" under ERISA Section 3(21) with respect to Plan or Trust administration or assets:

                13.2-1 Authorization. Authority to act as a fiduciary shall be conferred as provided under 13.1 and accepted in writing by the designated fiduciary. Such authorization shall continue until the earliest of (a), (b) or
(c), as follows:

                        (a) if the fiduciary is unable to act, or

                        (b) the fiduciary is terminated pursuant to authority
                under this Plan, or

                        (c) upon the effective date of resignation by the
                fiduciary, which can be no earlier than the 30th day after written notice of resignation.

                13.2-2 Qualifications of Fiduciary. Any individual, even if an officer, director, Employee or shareholder of the Company, and any corporation, partnership or other entity may serve as a fiduciary hereunder. All fiduciary responsibility may be vested in any single individual, group of individuals, corporation, partnership or other entity, or in any combination thereof, with liability being joint and several; or fiduciary responsibility may be divided among two (2) or more of the foregoing, with such duties and responsibilities as are provided in the authorizing designation and liability being limited solely to breach of the duties so imposed or conduct violating ERISA Section 405(a).

                13.2-3 Other Fiduciaries. The Company shall be the named fiduciary for any other rights or duties imposed by ERISA upon a "named fiduciary" which are not otherwise placed.

                13.2-4 Performance of Company Duties and Responsibilities. The Company shall carry out its duties and responsibilities under the Plan through its directors, officers and Employees, acting on behalf of and in the name of Company in such respective capacities and not as individual fiduciaries.

                13.2-5 Scope of Responsibility. No fiduciary or other person or entity responsible for any functions involving administration of the Plan or management of Trust assets shall be obligated to perform any duty or responsibility which has been allocated or delegated to another fiduciary pursuant to the Plan, the Trust Agreement or the procedures established therein.

                13.2-6 Multiple Fiduciary Capacities. Nothing herein shall prohibit any person or entity, or group of persons or entities, from serving in more than one (1) fiduciary capacity with respect to the Plan.

        13.3 Plan Committees. Unless otherwise provided in the specific authorization of the Committee, any Committee established under the Plan, having either overall or specifically limited responsibility of a ministerial or discretionary nature, as determined from time to time, shall be established and operated as provided below in 13.3-1 to 13.3-6:

                13.3-1 Procedure for Establishing Committee. The party having authority to establish the Committee shall designate by written instrument the members of the Committee and the nature of the responsibilities the Committee is to carry out under the Plan; provided, however, that if the responsibilities of the Committee are fiduciary in nature, any such members shall consent in writing to serve in such capacity.

                13.3-2 Committee Participantship. The Committee shall be composed of three (3) or more members who may be officers, directors or Employees of the Company.

                13.3-3 Committee Governance. The Committee shall appoint from its members a chair and a secretary. The Committee may take any authorized action by a majority vote, and any writing signed by a majority of such members shall have the same effect and may be relied upon to the same extent as if signed by all members.

                13.3-4 Procedures. To the extent consistent with the provisions of this Plan, the Committee shall have the power to adopt such rules of procedure and regulation as may be necessary for the proper execution of its duties.

                13.3-5 Vacancies. Any member of a Committee may resign on thirty
(30) days' advance written notice, and the same may be removed from the Committee with or without cause. All Committee vacancies shall be filled as soon as reasonably practicable. Until a new appointment is made, the remaining members of the Committee shall have authority to act although less than a quorum.

                13.3-6 Committee Compensation. No member of any Committee shall receive any compensation for services as such, except that the Company may pay a reasonable fee to any member who is not a Participant under the Plan, not to exceed the amount paid to a Director to attend a Board meeting, for such person's attendance at any meeting of the Committee. Each member of the Committee shall be reimbursed by the Company for reasonable travel and other expenses actually incurred in attending meetings of the Committee and for any other proper purpose in connection with duties as such member. No bond or other security shall be required of any member of the Committee in such capacity, except to the extent required by law.

        13.4 Limitation of Individual Liability. Subject to ERISA Sections 404 and 405, any individual acting in the administration of the Plan or as a Committee member shall be protected from personal liability as provided below in 13.4-1 to 13.4-3:

                13.4-1 Plan Benefits and Expenses. Such individual shall not be liable personally, either individually or jointly, for any debts, obligations, undertakings or benefit payments contracted or authorized in such capacity, but such debts, obligations, undertakings and benefit payments shall be paid solely and exclusively out of assets held in the Trust Fund.

                13.4-2 Investment. Such individual shall not be obligated to invest or otherwise manage or control any portion of the assets held in the Trust Fund, such obligation having been delegated to third party fiduciaries pursuant to 13.1.

                13.4-3 Other Responsible Party. Such individual shall not be responsible for any duty or function allocated or delegated to another person or entity pursuant to procedures hereunder, except to the extent that such individual is responsible for the selection and supervision of such other person or entity.


ARTICLE XIV.  SPENDTHRIFT PROVISIONS

        14.1 Prohibition Against Assignment. The provisions of this Plan are intended as personal protection for the Participants. A Participant may not assign, anticipate or transfer any assets held for his or her benefit, including amounts credited to his or her account. The benefits under this Plan are not subject to seizure by legal process or in any way subject to the claims of the Participant's creditors, including, without limitation, any liability for contracts, debts, torts, alimony or support of any relative. The Plan's benefits or the Trust assets may not be considered an asset of a Participant in the event of his or her divorce, insolvency or bankruptcy.

        14.2 Effect of Assignment. Any attempt by a Participant to assign, anticipate, or transfer any assets held for his or her benefit under the terms of this Plan shall be null and void.

        14.3 QDRO Exception. Notwithstanding 14.1 and 14.2, nothing in this
Article XIV shall prohibit the distribution of plan assets to a Participant's spouse or former spouse pursuant to a "qualified domestic relations order" ("QDRO") as that term is defined in Code Section 414(p), including any domestic relations order entered into before January 1, 1985, which Administrator determines to treat as a QDRO. The Administrator shall establish reasonable nondiscriminatory rules for determining the qualification and procedures for handling domestic relations orders, which rules shall be in writing, shall provide for prompt notification of prospective alternate payee under the order of the procedures for designating a representative to receive copies of any notifications.

ARTICLE XV.  AMENDMENT AND TERMINATION OF PLAN

        15.1 Future of the Plan. The Company expects to continue the Plan indefinitely. Future conditions, however, cannot be foreseen, and the Company reserves the right to amend or terminate the Plan at any time.

        15.2 Company Right to Amend the Plan. The Company reserves the right, from time to time, to modify, alter or amend this Plan, as well as the Trust herein provided for, by action of the person or entity having power to amend under 13.1, subject to the following 15.2-1 to 15.2-2:

                15.2-1 Retroactive Effect. Any amendment may have retroactive effect to comply with legal requirements, Plan design, original intent or actual administrative practice, subject only to restrictions under 15.2-2.

                15.2-2 Restrictions. No amendment shall be made in violation of the following (a)-(d):

                        (a) Exclusive Benefit. No amendment shall make it
                possible, at any time prior to the satisfaction of all liabilities with respect to Employees and their beneficiaries under the Trust, for any part of the corpus or income of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of the participating Employees of the Company or their beneficiaries.

                        (b) No Cut Back of Accrued Benefit. No amendment
                (including a change in the actuarial basis for determining optional or early retirement benefits) shall decrease a Participant's benefit to the date of the amendment, except to the extent permitted under Code Section 412(c)(8). A Plan amendment which results in (i) or (ii) with respect to benefits attributable to service before the amendment shall be treated as reducing accrued benefits: (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (ii) eliminating an optional form of benefit. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a Social Security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age).

                        (c) No Cut Back of Vested Benefit. No amendment shall
                decrease a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

                        (d) Director. No amendment shall permit any director who
                has not been an Employee to derive any benefits under the Plan.

        15.3 Company Right To Terminate the Plan.

                15.3-1 Termination Event. The Company may terminate this Plan at any time, and the Plan shall in any case be considered to have terminated if the Company shall completely discontinue contributions under the Plan or if the Company shall go out of existence, unless prior to such event the Plan shall be adopted and continued by a successor.

                        (a) Suspension of Contributions. The Employer reserves
                the right to suspend contributions to this Plan at any time. A suspension is a temporary cessation of contributions and does not constitute or require a termination of the Plan. Such temporary discontinuance shall not constitute a formal termination of the Plan and shall not preclude later contributions.

                        (b) Sale of Business. This Plan shall also terminate
                upon the dissolution, merger, or sale of all or substantially all of the assets of Nordstrom, Inc., unless the successor to the business of Nordstrom, Inc. agrees to continue this Plan and Trust Fund by executing an appropriate supplemental agreement. If such an agreement is made the successor shall succeed to all the rights, duties and powers of Nordstrom, Inc. under this Plan and the employment of any Employee who is retained in the employ of such successor shall not be deemed to have been terminated or severed for any purpose hereunder.

                        (c) Merger or Consolidation. In the case of any merger
                or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant of this Plan shall receive a benefit which is equal to the benefit he/she would have been entitled to receive immediately before the merger or consolidation as if the Plan had then terminated. However, this provision shall not be construed to be a termination or discontinuance of the Plan or to be a guaranty of a specified level of benefit from the Plan.

                        (d) Effect of Dissolution, Bankruptcy, General
                Assignment. The Plan shall be deemed terminated if the Company should be dissolved or adjudicated bankrupt, or should make a general assignment its assets (but not Trust assets) for the benefit of creditors, unless a party having proper authority elects to continue the Plan.

                15.3-2 Termination Benefits and Expenses. In the event of such Plan termination, the rights of each retired Participant and Participant to the benefits accrued or credited to the date of such termination, to the extent then funded, shall become one hundred percent (100%) vested on such termination and shall thenceforth be nonforfeitable, and the assets in the Trust shall be used, so far as they will extend, and subject to the conditions and limitations herein contained:

                        (a) Expenses. To pay all expenses and liabilities
                (absolute or contingent) of the Fund;

                        (b) Benefits. To pay, provide or distribute, pursuant to
                Article X, all remaining Trust assets to the Participants in the proportions determined by their respective accounts.

                        (c) Source of Payments. To provide for benefit
                distribution by payment from the Trust Fund or nontransferable annuities purchased from an insurance company, with the right to commute any benefit amount on an actuarial basis, all as determined by the Retirement Committee in the exercise of its discretion.

                        (d) Reversion to Company. To pay to the Company any
                residual assets not allocated under Article XV, to the extent permitted by law.

        15.4 Partial Termination. In the event of a partial termination of this Plan, 15.3 shall be considered as applying, at such time, only to those Participants with respect to whom the Plan has been terminated. All other Participants shall be unaffected by such termination to the fullest extent allowable by then current law and regulations.

        15.5 Procedure for Plan Amendment or Termination. The amendment and termination powers reserved in 13.1 and Article XV shall be executed as follows:

                15.5-1 Board Resolution or Chairman Action. Except as provided in 15.5-2, the Company may amend or terminate the Plan by execution of the amendment by the Company Chairman, or pursuant to authorization in a resolution adopted by the Board of Directors (or its Executive Committee) and delivered to the Administrator, Retirement Committee and Trustee.

                15.5-2 Vice President of Personnel Action. The Vice President of Personnel of the Company may amend the Plan to make such changes as are authorized under 13.1-3 by designating such changes in writing to the Administrator, Retirement Committee and Trustee.

                15.5-3 Proof of Amendment. Any officer of the Company, other than the individual who has the power to create or execute the amendment or termination document, may certify that such document has been adopted by proper authority.

ARTICLE XVI.  CLAIMS AND REVIEW PROCEDURE

        16.1 Claims for Benefits and Inquiries. Any Participant or beneficiary may file with the Administrator a written claim for benefits or inquiry concerning the Plan, or concerning present or future rights to benefits under the Plan. Applications for benefits must be made on the forms prescribed by the Administrator, signed by the Participant or beneficiary, as applicable, and submitted to the Administrator's benefit claims office.

        16.2 Denial of Claims. In the event any claim for benefits is denied, in whole or in part, the Administrator shall notify the applicant of such denial in writing and shall advise the applicant of the right to a review thereof.

                16.2-1 Content of Notice. Such notice shall be written in a manner calculated to be understood by the applicant and set forth the following:

                        (a) The specific reason for denial.

                        (b) The specific reference to the Plan provisions upon
                which the denial is based.

                        (c) A description of any additional information which is
                necessary to perfect the claim and why this information is necessary.

                        (d) An explanation of the review procedure described in
                16.3 below.

                16.2-2 Timing of Notice. Such written notice shall be given to the applicant within ninety (90) days after the Administrator receives the application, unless special circumstances require an extension of time of up to an additional ninety (90) days for processing the application. If such an extension is required, written notice of the extension shall be furnished to the applicant prior to the termination of the initial ninety (90) day period. This notice of extension shall indicate the special circumstances requiring the extension of time and the date by which the Administrator expects to render its decision on the application for benefits. If written notice of denial of the application for benefits is not furnished within the time specified in this paragraph 16.2-2, the application shall be deemed denied.

        16.3 Review of Denied Claims. Any applicant whose claim for benefits is denied (or deemed denied) in whole or in part, or such applicant's authorized representative, may appeal from such denial by submitting to the Retirement Committee a written request for a review of the application within sixty (60) days after receipt of denial of the notice (or, in the case of a deemed denial, sixty (60) days after the application is deemed denied). The Retirement Committee shall give the applicant or such representative an opportunity to review pertinent documents (other than legally privileged documents) in preparing the request for review. The request for review shall be in writing and shall be addressed as follows:

                          Retirement Committee for the
                 Nordstrom, Inc. Profit Sharing Retirement Plan
                               c/o Nordstrom, Inc.
                               1321 Second Avenue
                            Seattle, Washington 98101

The request for a review shall set forth all grounds on which it is based, all facts and documents in support of the request and any other matters which the applicant deems pertinent. The Retirement Committee may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its decision on review.

        16.4 Decision on Review. After receiving the application for review, the Retirement Committee, or an authorized review subcommittee thereof ("Review Committee") shall review and decide the final disposition of the claim. Such decision of the Review Committee shall be binding on all parties.

                16.4-1 Timing of Review. The decision should be reached within sixty (60) days after receipt of the application for review, although special circumstances may delay the review decision up to one hundred twenty (120) days. If such an extension is required, written notice of the extension shall be furnished to the applicant prior to the end of the initial sixty (60) day period.

                16.4-2 Notice of Decision. If the Review Committee confirms the denial of the application for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision is based. If the Review Committee determines that the application for benefits should not have been denied in whole or in part, the Review Committee shall direct the Administrator to take appropriate remedial action as soon as reasonably practicable. If written notice of the Review Committee's decision is not given to the applicant within the time period prescribed in 16.4-1, the application will be deemed denied on review.

        16.5 Rules and Procedures on Review. The Review Committee shall establish such rules and procedures, consistent with the Plan and with ERISA, as it may deem necessary or appropriate in carrying out its responsibilities in reviewing a denied claim. The Review Committee may require an applicant who wishes to submit additional information in connection with an appeal to do so at the applicant's own expense, and may convene a hearing if it determines that sufficient cause is shown.

        16.6 Exhaustion of Remedies. No legal action for benefits under the Plan shall be brought unless and until the applicant has (i) submitted a written claim for benefits in accordance with 16.1; (ii) been notified by the Administrator that the application is denied (or the application is deemed denied) as provided in 16.2; (iii) filed a written request for a review of the application in accordance with 16.3; and (iv) been notified in writing that the Review Committee has affirmed the denial of the application (or the application is deemed denied) on review as provided in 16.4.

ARTICLE XVII.  MISCELLANEOUS PROVISIONS

        17.1 No Right of Continued Employment. The establishment of this Plan, the creation of any fund or account, or the payment of any benefits shall not create in any Employee, Participant or other party a right to continuing employment or create any claim against the Plan or Trust Fund for any payment except as set forth in this Agreement.

        17.2 Discretion. Whenever, under the provisions of this Agreement, discretion is granted to the Employer or Administrator which affects the benefits, rights and privileges of Participants, such discretion shall be exercised uniformly so that all Participants similarly situated shall be similarly treated.

        17.3 Separability. If any provision of this Agreement is declared invalid or unenforceable, the remaining provisions shall be effective.

        17.4 Participant and Others Bound by Agreement. Each Participant, by executing the beneficiary designation, agrees for himself or herself and his or her heirs, beneficiaries, successors, and assigns to be bound by all of the provisions of this Plan.

        17.5 Applicable Law. This Plan is to be construed according to the laws of the State of Washington, to the extent not preempted by federal law.

        17.6 Text Controls. The paragraph numbers and headings herein are solely for convenience. In the event of conflict between them and the text, provisions of the text control.

        17.7 Effective Date. This amendment and restatement of the NORDSTROM PROFIT SHARING RETIREMENT PLAN is effective January 1, 1998, as provided in 1.2.

        17.8 Expenses. All expenses of the Company, the Committee, and the Trust shall be paid from the Trust to the extent they constitute reasonable expenses of administering the Plan; provided that, the obligation of the Trust to pay such expenses shall cease to exist to the extent such expenses are paid by the Company. This provision shall be deemed a part of any contract to provide for expenses of Plan administration, whether or not the signatory to such contract is, as a matter of convenience, the Company.

        17.9 Plan Document is Controlling. All rights and benefits of Participants and beneficiaries are controlled and determined by the provisions of this Plan document. To this end:

                17.9-1 Authorized Summaries. The only authorized summaries of the Plan are the publications listed in (a)-(b) below as approved from time to time by the Administrative Office. No other writing is authorized. No such authorized summary overrides or modifies the Plan document.

                        (a) The Wealthy summary plan description;

                        (b) Any descriptive information programmed on the
                Benefits Express telephone communication network.

                17.9-2 Authorized Representatives. The only individuals authorized to explain or interpret the Plan are the Committee members and the Plan administrative personnel who are charged with such responsibility. No other individual or entity has authority to explain or interpret the Plan. No authorized individual has authority to override or modify what is provided in the Plan document.

                17.9-3 Resolution of Conflicts. In the event of any conflict between this Plan and (1) any authorized summary of the Plan, or (2) other written, oral or electronic statement, or (3) any assumption, inference or reliance by any Participant or beneficiary, this Plan document shall be dispositive.

        IN WITNESS WHEREOF pursuant to Section 13.1-3, this 1998 Restatement has been executed on behalf of the Company by its Vice President of Personnel this 30th day of April, 1998.


Attest:                                   COMPANY:

/s/ Janice L. Clusserath                  NORDSTROM, INC.


                                          By:  /s/ Joseph V. Demarte
                                               ---------------------------------
                                               Joseph V. Demarte
                                               Vice President of Personnel

                   NORDSTROM EMPLOYEE DEFERRAL RETIREMENT PLAN

                               (1998 RESTATEMENT)



                 Includes All Amendments Approved by the Company
                      through December 31, 1997, including:

                          February 1, 1995 Restatement
                        (Approved by IRS August 29, 1996)
                                Amendment 1997-1
                                Amendment 1997-2
                            1997 Governance Amendment






                         Lane Powell Spears Lubersky LLP
                        520 SW Yamhill Street, Suite 800
                           Portland, Oregon 97204-1383
                            Telephone: (503) 226-6151
                            Facsimile: (503) 224-0388

                   NORDSTROM EMPLOYEE DEFERRAL RETIREMENT PLAN

                               TABLE OF CONTENTS
ARTICLE I.  NAME OF PLAN                                                   1
     1.1   Name of Plan                                                    1
     1.21  Effective Date                                                  1

ARTICLE II.  DEFINITIONS                                                   2
     2.1   "Administrator" or "Administrative or Retirement Committee"     2
     2.2   "Anniversary Date"                                              2
     2.3   "Compensation"                                                  2
     2.4   "Disability"                                                    3
     2.5   "Employee"                                                      3
     2.6   "Employer" and "Employers"                                      4
     2.7   "Hour of Service"                                               4
     2.8   "Leased Employee"                                               5
     2.9   "Named Fiduciary"                                               5
     2.10  "Participant"                                                   5
     2.11  "Payroll Year"                                                  5
     2.12  "Plan"                                                          5
     2.13  "Plan Year"                                                     6
     2.14  "Retirement"                                                    6
     2.15  "Subsidiary or Affiliated Company"                              6
     2.16  "Taxable Year"                                                  6
     2.17  "Terminated Employee"                                           6
     2.18  "Trustee"                                                       6
     2.19  "Trust Fund"                                                    6
     2.20  "Valuation Date" or "Allocation Date"                           7
     2.21  "Year of Service"                                               7
     2.22  Rules of Construction                                           7

ARTICLE III.  ADMINISTRATION OF PLAN                                       7
     3.1   Plan Administrator                                              7
     3.2   Enumerated Administrative Powers                                7
     3.3   Administrative Records                                          8
     3.4   Company Records                                                 9
     3.5   Duties of Participant                                           9
     3.6   Administrator Expenses                                          9
     3.7   Individuals Indemnified                                         9
     3.8   Administrator Continues Until Trust Exhausted                   9
     3.9   Plan Expenses                                                   9

ARTICLE IV.  ELIGIBILITY OF EMPLOYEES TO PARTICIPATE                      10
     4.1   Initial Participation                                          10
     4.2   Break in Service-Reemployment After Break                      10
     4.3   Information from Employer                                      10

ARTICLE V.  EMPLOYER CONTRIBUTIONS                                        11
     5.1   Employer Contributions                                         11
     5.2   Limitation on Matching Contributions                           11
     5.3   Participant's Salary Deferral Election                         12
     5.4   Deferral Account Administration and Distribution               12
     5.5   Time of Payment of Contributions                               14
     5.6   Maximum Profit Sharing Plan Contribution                       15
     5.7   Rollover Contributions                                         15
     5.8   Plan Qualification                                             15
     5.9   Return of Mistaken and Nondeductible Contributions             16
     5.10  Participant Investment Control                                 16
     5.11  Minimum Employer Contributions                                 23

ARTICLE VI.  ALLOCATION OF CONTRIBUTIONS AND
             REVALUATION OF TRUST FUND                                    24
     6.1   Allocation of Contributions                                    24
     6.2   Valuation and Allocation of Trust Fund                         26
     6.3   Allocation Does Not Vest Rights                                27
     6.4   Suspense Account                                               27
     6.5   Limitation on Annual Additions                                 28
     6.6   Allocation of Excess Additions                                 30
     6.7   Maximum Annual Salary Deferral                                 31
     6.8   Adjustment for Excess Salary Deferral Allocations              33
     6.9   Limitation on Employee Voluntary and
           Employer Matching Contributions                                34
     6.10  Military Leave Obligations                                     37

ARTICLE VII.  ELIGIBILITY TO RECEIVE BENEFITS                             37
     7.1   Normal Retirement Benefits                                     37
     7.2   Disability Benefits                                            38
     7.3   Death Benefits                                                 38
     7.4   Benefits on Separation from Service                            39

ARTICLE VIII.  METHOD OF PAYMENT OF BENEFITS                              39
     8.1   Distribution of Benefits                                       39
     8.2   Valuation of Account                                           40
     8.3   Time of Distribution                                           41
     8.4   Form of Payment                                                41
     8.5   Qualified Domestic Relations Orders                            42
     8.6   In-service Withdrawals After Normal Retirement Age             42
     8.7   Rollovers                                                      42
     8.8   Special Vesting on Store or Facility Closure                   43
     8.9   Forfeiture of Unclaimed Benefits                               44

ARTICLE IX.  LIMITATION ON DISTRIBUTIONS                                  44
     9.1   Minimum Distribution Requirements                              44
     9.2   Lifetime Distribution Requirements                             44
     9.3   Post-death Distributions                                       46
     9.4   Definitions                                                    47
     9.5   Penalty Tax for Distribution Before
           Fifty-nine and One-half (591/2)                                49

ARTICLE X.  TOP HEAVY PLANS                                               49
     10.1  Effect of Top Heavy Plan Status                                49
     10.2  Top Heavy Definitions                                          49
     10.3  Minimum Top Heavy Employer Contributions
           to Top Heavy Plans                                             52

ARTICLE XI. PARTIES RESPONSIBLE FOR IMPLEMENTING THE PLAN                 54
     11.1  Plan Sponsor                                                   54
     11.2  Plan Fiduciaries                                               57
     11.3  Plan Committees                                                58
     11.4  Limitation of Individual Liability                             59

ARTICLE XII.  SPENDTHRIFT PROVISIONS                                      60
     12.1  Prohibition Against Assignment                                 60
     12.2  Effect of Assignment                                           60
     12.3  QDRO Exception                                                 60

ARTICLE XIII.  AMENDMENT AND TERMINATION OF THE PLAN                      60
     13.1  Future of the Plan                                             60
     13.2  Company Right to Amend the Plan                                60
     13.3  Company Right To Terminate the Plan                            61
     13.4  Partial Termination                                            63
     13.5  Procedure for Plan Amendment or Termination                    63

ARTICLE XIV.  CLAIMS AND REVIEW PROCEDURE                                 63
     14.1  Claims for Benefits and Inquiries                              63
     14.2  Denial of Claims                                               64
     14.3  Review of Denied Claims                                        64
     14.4  Decision on Review                                             65
     14.5  Rules and Procedures on Review                                 65
     14.6  Exhaustion of Remedies                                         65

ARTICLE XV.  LOANS TO PARTICIPANTS, CLAIM PROCEDURE AND MISCELLANEOUS     65
     15.1  Loans to Participants                                          65
     15.2  No Right of Continued Employment                               67
     15.3  Discretion                                                     68
     15.4  Separability                                                   68
     15.5  Participant and Others Bound by Agreement                      68
     15.6  Applicable Law                                                 68
     15.7  Text Controls                                                  68
     15.8  Effective Date                                                 68
     15.9  Expenses                                                       68
     15.10 Plan Document is Controlling                                   68


                   NORDSTROM EMPLOYEE DEFERRAL RETIREMENT PLAN


            THIS PLAN is entered into by the undersigned Employers for the purpose of providing retirement benefits to Participants in the Plan.

                                   WITNESSETH:

            WHEREAS, certain of the Employers, and their predecessors, entered into a Profit Sharing Plan and Trust Agreement on December 31, 1952; and

            WHEREAS, the parties amended and restated that portion of said Profit Sharing Retirement Plan and Trust Agreement which includes provisions in compliance with Section 401(k) of the Internal Revenue Code of 1986 into this wholly separate document; and

            WHEREAS, the parties desire to amend and restate that portion of said Profit Sharing Retirement Plan and Trust Agreement which includes provisions in compliance with Section 401(k) to incorporate certain substantive and administrative modifications;

            NOW, THEREFORE, Employer has resolved that the portion of the Nordstrom Profit Sharing Retirement Plan and Trust Agreement including provisions in compliance with Section 401(k) of the Internal Revenue Code of 1986 is hereby amended and restated as provided herein.


ARTICLE I.  NAME OF PLAN

            1.1 Name of Plan. This Plan shall be known as the NORDSTROM EMPLOYEE DEFERRAL RETIREMENT PLAN and shall be for the exclusive benefit of the Employees of Employers signatory hereto. The terms of the Plan are intended to comply with Section 401(a) of the Internal Revenue Code of 1986 as amended, and Treasury Department regulations promulgated in connection therewith, in order that the Trust or Trusts, funded by this Plan may continue to qualify as tax exempt Trusts pursuant to Sections 401(a) and 501(a) of the Internal Revenue Code.

            1.2 Effective Date. This 1998 Restatement amends and republishes the Nordstrom Employee Deferral Retirement Plan adopted as of December 31, 1952, as amended and restated from time to time.

                  1.2 11998 Restatement. Unless another effective date is specified herein or in a prior Plan amendment, this 1998 Restatement is effective January 1, 1998, and shall govern rights with respect to employment with the Company or an affiliate on and after January 1, 1998. Rights and benefits with respect to employment prior to 1998 shall be governed by the prior version of the Plan in effect at the time of reference, unless otherwise specifically provided herein.

                  1.2-2   Retroactive Effective Date.  Provisions herein
that are needed to comply with the Small Business Job Protection Act of 1996 or the Taxpayer Relief Act of 1997 and subsequent legislation and regulations shall be effective retroactively as of the earliest compliance date required by law. Such retroactivity shall not change the effective date or amount of any Employer contribution made under Article V or other benefit provision implemented for reasons other than compliance with the law and regulations.


ARTICLE II.  DEFINITIONS

            When used herein, the following words shall have the following meanings unless the context clearly indicates otherwise:

            2.1 "Administrator" or "Administrative or Retirement Committee" means specifically as follows:

                  2.1-1   "Administrator" means Nordstrom, Inc. (hereafter
referred to as the "Company"), charged with those powers and duties of Plan and Trust administration under 11.1-4 and Article III.

                  2.1-2   "Administrative or Retirement Committee" means the
Nordstrom Profit Sharing Retirement Committee, established by the Board of Directors of the Company (the "Board") under 11.1-2(e), and charged with those powers and duties under 11.1-5.

            2.2   "Anniversary Date" means

                  (a) For Plan Years beginning prior to February 1, 1997, January 31st of each year.

                  (b) For Plan Years beginning on or after February 1, 1997, December 31st of each year.

            2.3 "Compensation" means that compensation that appears on an Employee's IRS Form W-2 for the Payroll Year ending with any Plan Year. For purposes of any Plan Year, Compensation includes all monies paid to an Employee for services rendered in the form of salary and wages, including bonuses and commissions, and those amounts which are part of the Employee's basic compensation scheme and paid regularly in accordance with any agreed formula.

                  2.3-1   Items Specifically Included.  Except as
specifically provided herein, the term "Compensation" shall include Employer contributions made pursuant to a salary reduction agreement which are not includable in the gross income of Employee under Code Sections 125, 402(a)(8), 402(h) or 403(b).

                  2.3-2   Items Specifically Excluded.  Except as
specifically provided herein, the term "Compensation" shall not include any amounts paid outside of the regularly occurring payment for services (as described above) including, but not limited to, any reimbursements or other expense allowances, employee awards, taxable fringe benefits (and non-taxable fringe benefits not described in 2.3-1), moving expenses, severance, disability pay under the employer's separate written disability program, and other deferred compensation and welfare benefits.

                  2.3-3   Yearly Maximum.  The annual compensation of each
Participant taken into account under the Plan for any year shall not exceed the maximum compensation limit in effect under Code Section 401(a)(17) as adjusted by the Secretary of the Treasury at the same time and in the same manner as under Code Section 415(d). For the Plan Years beginning in 1997 and 1998, such limit is $160,000. This maximum shall not apply for purposes of 6.5.

                  2.3-4   Family Aggregation.  For Plan Years beginning
prior to February 1, 1997, in determining the compensation of a Participant for purposes of this compensation limit, the family aggregation rules of Code Section 414(q)(6) shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the year. If as a result of the application of such aggregation rules the adjusted compensation limit for the "aggregated" Participant is exceeded, the single limitation amount shall be prorated among the individuals in the aggregation group in proportion to each such individual's compensation up to the compensation limit applied individually.

                  2.3-5   Compensation for Testing Purposes.  For purposes
of the nondiscrimination tests under Code Sections 401(a)(4), 401(k) and
(m), the Administrator may use any definition of compensation permitted by Code Section 414(s) in lieu of the definition in this 2.3.

            2.4 "Disability" means inability on the part of the Participant to engage in any substantial gainful activity on behalf of the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than eighteen
(18) months as certified by a physician who is mutually acceptable to the Participant and Committee.

            2.5 "Employee" means, for purposes of this Plan, any person employed by the Employer or by any other employer required to be aggregated with Employer under Code Sections 414(b), (c), (m) or (o). However, the term Employee shall not include any of the following:

                  (a) An employee covered by a collective bargaining agreement that does not provide for participation in the Plan.

                  (b) A leased employee treated as an employee for pension purposes solely because of section 414(n) of the Code.

                  (c) An individual classified by the Employer as either an independent contractor or employee of a nonaffiliated entity rather than as an employee of Employer, regardless of such individual's status as a common law employee of Employer.

            2.6 "Employer" and "Employers" mean Nordstrom, Inc., Nordstrom Realty, Inc., National Credit Banking, NTN, Inc., Nordstrom Credit, Inc. and any other corporations which adopt this Plan and Trust.

            2.7   "Hour of Service" means:

                  2.7-1   Paid for Work.  Each hour for which an Employee is
paid, or entitled to payment, for the performance of duties for the Employer during the applicable computation period.

                  2.7-2   Paid Nonwork Time.  Each hour for which an
Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the Employee's employment has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence.

                  Notwithstanding the preceding sentence,

                        (a) No more than five hundred one (501) Hours of Service are to be credited under this paragraph to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single computation period);

                        (b) An hour for which an Employee is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed, is not to be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, or unemployment compensation or disability insurance laws; and

                        (c) Hours of Service are not to be credited for a payment which solely reimburses an Employee for medical or medically related expenses incurred by the Employee.

                  For purposes of this paragraph, a payment shall be deemed to be made by or due from the Employer regardless of whether such payment is made by or due from the Employer directly, or indirectly through, among others, a trust fund, or insurer, to which the Employer contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular Employees or are on behalf of a group of Employees in the aggregate.

                  2.7-3   Back Pay.  Each hour for which back pay,
irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under 2.7-1 or 2.7-2, as the case may be, and under this 2.7-3.

                  2.7-4   Determination Rules.  The determination of Hours
of Service for reasons other than the performance of duties, and the crediting of Hours of Service to computation periods, shall be in accordance with Department of Labor regulations 29 C.F.R. 2530.200b-2(b) and (c), which is incorporated by this reference.

            2.8 "Leased Employee" means any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined in accordance with Section 414(n)(6) of the Code) on a substantially full-time basis for a period of at least one (1) year, and such services are of a type historically performed by employees in the business field of the recipient employer.

            A leased employee shall not be considered an employee of the recipient if: (i) such employee is covered by a money purchase pension plan providing: (1) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Sections 125, 402(a)(8), 402(h) or 402(b) of the Code, (2) immediate participation, and
(3) full and immediate vesting; and (ii) leased employees do not constitute more than twenty percent (20%) of the recipient's non-highly compensated work force.

            2.9 "Named Fiduciary" means the appropriate party, parties or entities appointed or delegated such named fiduciary functions pursuant to Articles III and XI.

            2.10 "Participant" is an Employee who has qualified under, and is actively participating in the Plan. An "active" Participant is one whose employment with Employer continues and who has completed one thousand (1,000) or more hours in a Payroll Year. An "inactive" Participant is one whose employment has terminated but who has not received a complete distribution of his or her account or one who has completed more than five hundred (500) but less than one thousand (1,000) hours in a Payroll Year.

            2.11  "Payroll Year" means the  three hundred and sixty-five
(365) (or three hundred and sixty-six (366)) day period during which services are rendered for payment received during a specific calendar year. For any division of the Employer other than Hawaii, Payroll Year services are rendered during the period commencing with December 16 and ending the next following December 15, with Payroll Year Compensation paid for those services on paychecks paid January 5 through December 20 of that same year. For the Employer's Hawaii division through November 17, 1997, this means both hours worked and amounts paid during the January 1 to December 31 calendar year. The Payroll Year shall be the limitation year.

            2.12 "Plan" means "THE NORDSTROM EMPLOYEE DEFERRAL RETIREMENT PLAN" Agreement set forth in this document and all subsequent amendments thereto. "PLAN" means the combination of this Plan and THE NORDSTROM PROFIT SHARING PLAN, each as amended and restated from time to time.

            2.13  "Plan Year" means:

            (a) For Plan Years beginning prior to February 1, 1997, the 12-month period commencing on February 1, and ending on January 31.

            (b) For Plan Year beginning on February 1, 1997, the period commencing on February 1, 1997, and ending on December 31, 1997.

            (c) For Plan Years beginning after December 31, 1997, the 12-month period commencing on January 1 and ending on December 31 (the Anniversary Date).

            2.14 "Retirement" means a Participant's separation from service after attaining normal retirement age as defined in 7.1.

            2.15 "Subsidiary or Affiliated Company" means a corporation, the majority of whose outstanding shares of stock or capital stock and surplus are owned by the Employers, or any of them, or by those individuals, trusts, or corporations who from time to time own a majority of the outstanding shares of stock of the Employers, or any of them, and also means a partnership composed of those individuals, trusts, or corporations who from time to time own a majority of the outstanding shares of stock of the Employers, or any of them.

            2.16 "Taxable Year" means the twelve (12) month period adopted by the Employer for its tax purposes.

            2.17 "Terminated Employee" means any person whose employment has terminated for any reason other than death or disability before attainment of Employee's normal retirement date as provided in 9.1. A leave of absence, temporary layoff, or service in the Armed Forces of the United States, as determined by uniform rules to be adopted by the Employer, shall not be considered a termination of employment for purposes of this Plan.
All Participants similarly situated shall be similarly treated by Employer in granting leaves of absence.

            2.18 "Trustee" means the person or persons holding the assets of the Plan pursuant to the terms of one or more Trust Agreements entered into by the Employer.

            2.19 "Trust Fund" means those funds and assets of the Plan held by a Trustee, but shall not include funds and assets of the Plan held outside of Trust by an Investment Manager appointed pursuant to 3.12.

            2.20 "Valuation Date" or "Allocation Date" means the last day of each calendar month starting February 1994.

            2.21 "Year of Service" means a Payroll Year in which an Employee was employed by his or her Employer for one thousand (1,000) or more Hours of Service.

            2.22 Rules of Construction. In construing this Agreement, the masculine and neuter genders include the feminine and each other and the singular includes the plural.


ARTICLE III.  ADMINISTRATION OF PLAN

            3.1 Plan Administrator. The Company as Administrator, in conjunction with the Retirement Committee, has the general powers and authority to administer provided below in 3.1-1 to 3.1-3:

                  3.1-1   Complete Administrator Power.  The complete power
and authority, in its sole discretion, to implement and delegate all functions necessary or desirable for the proper administration of the Plan, including but not limited to powers set forth in this Article III.

                  3.1-2   Actions Binding.  Any action taken in good faith
in the exercise of authority conferred by this Plan shall be conclusive and binding upon the Participants and their beneficiaries.

                  3.1-3   Discretion is Absolute.  All discretionary powers
conferred upon the Administrator and Retirement Committee, as applicable, shall be absolute, provided, however, that no discretionary power shall be exercised in a manner that results in discrimination in favor of Employees who are officers, shareholders or highly compensated Employees of the Company.

            3.2 Enumerated Administrative Powers. Without limitation of its general powers under the Plan, the Company and Retirement Committee, as applicable, shall have the following enumerated powers:

                  3.2-1   Control Administration.  Full power and authority
to control and manage the operation and administration of the Plan.

                  3.2-2   Plan Interpretation.  To construe and apply all
Plan and Trust provisions, including the specific power and authority to interpret the Plan and Trust, to remedy or resolve ambiguities, inconsistencies or omissions and to decide any questions about the rights of Participants and their beneficiaries.

                  3.2-3   Benefit Eligibility.  To decide all questions
relating to the eligibility of Employees to become Participants, the amount of service of any Employee or Participant, and the amount of benefits to which any Participant may be entitled by reason of service prior to or after the effective date hereof.

                  3.2-4   Benefit Payment.  To approve the payment of all
benefits as they become payable under the Plan and to pursue the recovery of any payment made which exceeds the amount to which an individual is entitled to receive under the terms of the Plan.

                  3.2-5   Service Providers.  To engage such professional
consultants, assistants and service providers as the Administrator, in its discretion, deems advisable, necessary or appropriate, including (but not limited to) accountants, actuaries, consultants, legal counsel, medical practitioners and clerical assistants to perform services with regard to any of its responsibilities under the Plan, and to rely on opinions and advice given by any such third party.

                  3.2-6   Records.  To ensure that all records necessary for
proper operation of the Plan are kept.

                  3.2-7   Reports and Disclosures.  To ensure compliance
with all reporting, filing and disclosure requirements imposed on the Plan "administrator" by ERISA and any other applicable law.

                  3.2-8   Inspection of Records.  During business hours to
make available to service providers and any Participant or beneficiary any records relating to the Plan as required by law, provided that a Participant or beneficiary shall be entitled to examine only such records as pertain exclusively to him or her, including (but not limited to) the Plan and Trust Agreement and all amendments thereto.

                  3.2-9   Indemnity Bond.  To arrange for all bonds required
by law, but the amount thereof need not exceed the minimum requirements imposed by law.

                  3.2-10   Legal Process.  To designate an agent for service
of legal process in any suit or action involving the Plan.

                  3.2-11   Fees and Expenses.  To negotiate and fix the
compensation or fees, as the case may be, of all officers, agents, counsel, the Trustee, or other person retained or employed by the Administrator or other party designated to carry out administrative duties under the Plan.

                  3.2-12   Other.  To perform or cause to be performed such
further acts as it may deem necessary, appropriate or convenient for the efficient administration of the Plan.

            3.3 Administrative Records. Each party having responsibility for any Plan administration function under the Plan shall keep such records as shall be appropriate for the orderly and efficient performance of such functions, and shall permit any other party having Plan administration responsibility to examine any of such records which are appropriate to the latter's functions.

            3.4 Company Records. The records of the Company shall be conclusive evidence as to all matters forming the basis for participation in the Plan and for the calculation of benefits thereunder. Any individual or entity shall be entitled to rely upon a certificate of an officer of the Company as to any Employee's years of service, age, average earnings and cause for the termination of service, and as to any other information pertinent to the calculation or determination of the Employee's interest under the Plan.

            3.5 Duties of Participant. The Administrator may require a Plan Participant to furnish to it such information and instruments or documents as it may deem necessary in the administration of the Plan. Compliance with such requirements shall be a condition of a Participant's receipt of benefits.

            3.6 Administrator Expenses. No Company employee who performs administrative functions under the Plan shall receive any compensation for such service beyond his or her compensation as an Employee of the Company, but shall be entitled to reimbursement from the Company for any reasonable expenses actually and properly incurred in the performance of such duties.

            3.7 Individuals Indemnified. The Company hereby indemnifies any Company Employee or Director who carries out any responsibilities under the Plan, and holds them harmless from the effects, consequences, expenses, attorney fees and damages arising from their acts or conduct in such capacity, except to the extent that such consequences are the result of their own willful misconduct or breach of good faith. Such indemnification shall be in addition to any other rights each may have as a matter of law, or by reason of any insurance or other indemnification.

            3.8 Administrator Continues Until Trust Exhausted. If the Company shall cease to exist and no successor adopts or continues the Plan, the members of the Retirement Committee at that time (and their successors) shall remain in office until final termination of the Trust, and shall assume any and all powers and duties not otherwise previously delegated. The remaining member or members shall fill any vacancies caused by death, resignation, disability or other cause.

            3.9   Plan Expenses.

                  3.9-1   Expenses Paid by Trust Fund.  The following shall
be paid by the Trust Fund:

                          (a)   Operating Expenses.  All expenses of the
Administrator and the Trust, as the case may be, attributable to the operation of the Plan and Trust, to the extent they constitute reasonable expenses of administering the Plan and are not paid by the Company under 3.9-2.

                          (b)   Taxes.  Any taxes and related interest and
penalties assessed against the Trust Fund.

                  3.9-2   Payment by Company.  Except for the reimbursement
to the Company of direct expenses, the obligation of the Trust to pay any expenses charged to the Trust shall cease to exist to the extent such charges are paid by the Company.

                  3.9-3   Administrator Protest.  Payment under 3.9-1 or
3.9-2 may be withheld pending resolution of any objection by the Administrator.


ARTICLE IV.  ELIGIBILITY OF EMPLOYEES TO PARTICIPATE

            4.1 Initial Participation. All Employees, as defined in 2.5, are eligible to participate in this Plan. Eligible Employees may begin to participate as Participants of this Plan on the February 1 or August 1 Plan entry date coinciding with or next following the date of their employment by filing a salary deferral election with Administrator or its designated agent in accordance with 5.3. Provided, however, that employees who have attained age 21 and completed 1 year of service shall commence participation in the Plan not later than the earlier of (a) the first day of the Plan Year following the date the Employee meets those requirements, or (b) the date which is 6 months after the date the Employee meets those requirements.

            4.2 Break in Service-Reemployment After Break. An Employee who becomes a Participant of this Plan remains a Participant until he/she has a "Break in Service" as defined herein. If a Participant incurs a Break in Service, and subsequently is reemployed by the Employer, he/she will become eligible to resume participation as of the date of reemployment.

            4.3 Information from Employer. As of each Anniversary Date, the Employer will communicate to the Administrator, or its designated agent, the appropriate information necessary to ascertain all eligible Employees, their dates of employment, hours of Payroll Year service, annual compensation, and dates of termination.

ARTICLE V.  EMPLOYER CONTRIBUTIONS

            5.1 Employer Contributions. For each Plan Year, the Employer shall contribute to the Plan the amounts under the following 5.1-1, 5.1-2 and 5.1-3:

                  5.1-1   401(k) Elective Deferral.  The amount of total
salary deferral elections of all Participants made pursuant to 5.3, which amount shall be termed the "Salary Deferral Contribution," plus

                  5.1-2   Employer Match.  A matching contribution equal to
(a) the designated percentage determined under 5.2 of (b) the Salary Deferral Contribution of all Participants as determined and limited under 5.2, which amount shall be termed the "Employer Matching Contribution."

                  5.1-3   Form.  All contributions by the Employer shall be
made in cash or in such properties as acceptable to the Trustee.

            5.2 Limitation on Matching Contributions. Effective for Plan Years beginning on or after February 1, 1996, Employer Matching Contributions shall be made at a rate of $0.50 for each $1 of eligible Salary Deferral Contribution made by a Participant during the Plan Year. Employer Matching Contributions for Plan Years prior to February 1, 1996, shall be governed by the Plan provisions in effect at that time.

                  5.2-1   Eligible Salary Deferral Contributions.  Only
Salary Deferral Contributions of less than or equal to the first six percent (6%) of a Participant's Compensation that remain in the Plan through the Anniversary Date (the "Matchable Contributions") shall be eligible to be matched by Employer Matching Contributions.

                  5.2-2   Requirements For Match. A Participant may receive
an Employer Matching Contribution only if such Participant is employed on the Anniversary Date and completed a Year of Service during the Payroll Year ending with or within the Plan Year. However, Participants who retire, are disabled or die (under 7.1 - 7.3) during the Plan Year for which such Employer Matching Contribution is made shall not be required to be employed on the Anniversary Date, provided such Participant's entire account remains undistributed on such Anniversary Date.

                  5.2-3   Employer Right to Modify.  The Employer reserves
the right to increase the rate of Matching Contributions at any time prior to the end of the Plan Year and to otherwise modify, not less than sixty
(60) days prior to any Plan Year, both the rate of Employer Matching and the level of Matchable Contributions for that Plan Year. Employer shall notify Participants in writing prior to the beginning of any Plan Year for which a change is effected.

            5.3   Participant's Salary Deferral Election.

            Deferral Amount.  Subject to the adjustment provided in 6.7 and
6.9 and provided that such amount will not cause the Plan to violate the provisions of 6.6 and 6.8, or cause the Plan to exceed the maximum amount allowable as a deduction to the Employer under Section 404 of the Code, each Participant may elect to defer a portion of his or her Compensation up to the maximum of ten percent (10%) of such Compensation for any Plan Year (but not in excess of the dollar limitation provided herein). For each taxable year of a Participant beginning after December 31, 1986, the dollar limitation applicable to the Participant shall be $7,000, adjusted annually as provided in regulations issued pursuant to Code Section 415(d). The adjusted limitation shall be effective as of January 1 of each calendar year.

           Deferral Account. The amount by which Compensation is reduced shall be that Participant's Salary Deferral Contribution and shall be allocated to that Participant's "Salary Deferral Account." For the purpose of this Plan, however, such Salary Deferral Contribution shall be treated as a contribution by the Employer, except as otherwise specified herein.

            Changes to Deferral. During employment, a Participant may modify, suspend or resume Salary Deferral Contributions by any telephonic, electronic or written means established by the Administrator. Any such change shall be effective as of the first day of the next payroll cycle following processing of the change notification received by the Administrator; provided, however, that if the Administrator is not able to administratively process the change by such payroll date, the change shall be effective as soon as the administrative processing is complete. A Participant's Salary Deferral election will be automatically suspended upon a Participant's termination of employment with Employer. A rehired Participant must reinitiate a Salary Deferral election by notice communicated in any manner available to a new employee making the first election.

            5.4 Deferral Account Administration and Distribution. Assets allocated to a Participant's Salary Deferral Account shall be subject to the following provisions and restrictions.

                  5.4-1   Fully Vested.  The balance in each Participant's
Salary Deferral Account shall be fully vested at all times and shall not be subject to forfeiture for any reason.

                  5.4-2   Distribution Events.  Any Participant may make
withdrawals from his or her Salary Deferral Account in the event of total and permanent disability, retirement, termination of employment, or proven hardship pursuant to the terms of 5.4-6 below. A Participant who has attained the age of fifty-nine and one-half (591/2) may also elect to withdraw all or a portion of his or her Salary Deferral Account; provided, however, that no distribution of less than $2,500 shall be made pursuant to this sentence.

                  5.4-3   Distribution Value.  At normal retirement date, or
such other date when the Participant shall be entitled to receive benefits, the fair market value of Participant's Salary Deferral Account shall be used to provide retirement benefits to the Participant in accordance with Articles VII through IX.

                  5.4-4   Investment Direction.  Amounts allocated to a
Participant's Salary Deferral Account shall be subject to the Participant's election among Investments Funds pursuant to 5.10.

                  5.4-5   Investment Pending Allocation.  Salary Deferral
Contributions made pursuant to this section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as allocations pursuant to 6.1 have been made.

                  5.4-6   Hardship Withdrawal.  At the direction of the
Administrator and in accordance with uniform rules consistently applied, the Administrator may direct Trustee to distribute a Participant's Salary Deferral Contributions to the Participant or his or her beneficiary in the case of "hardship" pursuant to 5.4-6(a)-(g) below.

                          (a)   Maximum Amount.  The maximum distribution in
any one (1) Plan Year shall be the sum of the Participant's Salary Deferral Account, valued as of the last valuation date, plus the Participant's Salary Deferral Contributions made after such valuation date. Distributions shall be limited solely to the Participant's Salary Deferral Contributions for all Plan Years without regard to any Employer Matching Contributions or any earnings on such Salary Deferral Account, or the value of Participant's Salary Deferral Account, whichever is less.

                          (b)   Hardship.  The term "hardship" as used
herein shall mean immediate and heavy financial need of the Participant resulting from (i) Uninsured Medical and Dental expenses (as described in Code Section 213(d)) incurred by the Participant, the Participant's spouse, or Participant's dependents, (ii) purchase (excluding mortgage payments) of a principal residence for the Participant, (iii) payment of tuition or related fees for the next year of post-secondary education for the Participant, Participant's spouse or Participant's children or dependents, or (iv) payments needed to prevent the eviction of Participant from his or her principal residence or to prevent foreclosure on the mortgage of Participant's principal residence, and (v) any tax obligation which becomes payable on account of a distribution for any hardship described in
(i) through (iv).

                          (c)   Evidence of Hardship.  The determination of
whether hardship exists shall be made consistently with Treasury Regulation
Section 1.401(k)-1(d)(2). The Administrator shall require the Participant to provide written certification of the facts and circumstances establishing that Participant has met one of the hardship categories and may consider other relevant evidence.

                          (d)   Fee.  The Administrator may charge a
reasonable fee for processing hardship withdrawals.

                          (e)   Valuation.  In the event a hardship
withdrawal is made by a Participant other than at a regular Valuation Date, the allocation of investment gains and losses to the account pursuant to 6.2 shall be made as if such withdrawal had occurred on the preceding Valuation Date, and no gains or losses allocable to the withdrawn funds shall be credited therefor, except that a Participant's Nordstrom Stock Account, if any, shall be valued to the date of withdrawal.

                          (f)   Withdrawal Precludes Match.  No matching
contribution shall be made for any Plan Year if a withdrawal of a Participant's Salary Deferral Contribution is made prior to the end of that Plan Year; and for the purposes of this rule, hardship distributions shall be deemed made on a last in/first out ("LIFO") basis.

                          (g)   Frequency Limitation.  No more than one (1)
hardship distribution may be made within any five (5) year period, except that distributions for educational purposes may be made as needed (but no more frequently than quarterly) throughout the term of the education. In addition, a distribution otherwise qualifying as a hardship distribution may be made in the year of a Participant's termination without regard to whether a prior hardship withdrawal has occurred within the preceding five (5) years.

                  5.4-7   Procedure.  The Employer and the Administrator
shall adopt a procedure necessary to implement the salary reduction elections provided for herein.

                  5.4-8   Compliance With IRS Rules.  In any case where any
of the foregoing provisions of this 5.4 are not in conformity with regulations of the Department of Treasury that are from time to time promulgated, the nonconforming provisions may be amended retroactively to assure conformity.

                  5.4-9   Method of Deferral.  Salary Deferral Contributions
shall be made by payroll deductions only, except that Administrator may accept a check directly from the Participant in the event of an administrative error in payroll deductions.

            5.5 Time of Payment of Contributions. The Employer shall pay the Trustee Employer Matching Contributions for each Plan Year within the time prescribed by law, including extension of time for filing the Employer's federal income tax return for the Employer's fiscal year in which such Plan Year ends. The Employer shall pay to the Trustee Salary Deferral Contributions for each Plan Year not later than thirty (30) days (or within the time prescribed by regulations issued by the Secretary of the Treasury) after the Plan Year for which they are deemed to be paid. Notwithstanding the foregoing, Salary Deferral Contributions accumulated through payroll deductions shall be paid to the Trustee with reasonable promptness, and in any event will be paid by the end of the succeeding month following such payroll deductions. On or about the date of the payment, the Administrator shall be advised of the amount of the payment upon which the allocation shall be calculated.

            5.6 Maximum Profit Sharing Plan Contribution. The sum of employer contributions to the Plan cannot exceed the maximum limitation permitted by Code Section 404(a)(3). Notwithstanding the foregoing, to the extent that it is necessary in order to provide the minimum top-heavy contribution pursuant to 10.3-1, the Employers may make a contribution even if it exceeds current or accumulated net profit or the amount which is deductible under Code Section 404.

            5.7 Rollover Contributions. Effective September 1, 1996, the Plan may accept the rollover of funds on behalf of a Participant from a qualified trust described in Code Section 401(a) and exempt from tax under Code Section 501(a) (the "other Plan") or from an Individual Retirement Account ("IRA") described in Code Section 408(d)(3)(A)(ii), subject to the approval of the Plan Administrator and the provisions of 5.7-3, and provided the conditions in 5.7-1 and 5.7-2 are met:

                  5.7-1   Eligible Rollover Distribution.  The rollover must
be an eligible rollover distribution (as defined in 8.7-2(a)) paid to or on behalf of the Participant either:

                          (a)   pursuant to participation in the other Plan;
or

                          (b)   pursuant to a qualified domestic relations
order, as the spouse or former spouse of a participant in the other Plan; or

                          (c)   pursuant to the complete distribution of the
Participant's IRA which was created solely by, and consists entirely of, funds rolled over from the other Plan; and

                  5.7-2   Qualified Transfer.  The rollover must be paid in
cash to the Trustee either:

                          (a)   by a direct transfer from the Trustee(s) of
the other Plan or IRA; or

                          (b)   by payment from the Participant on or before
the 60th day following the Participant's receipt of the distribution from the other Plan or IRA.

                  5.7-3 Rollover Account. The transferred amount accepted by the Plan shall be placed in the Participant's Salary Deferral Account, and shall be at all times subject to the deferral account vesting, investment and distribution provisions of 5.4-1 through 5.4-6, but shall not be considered a Participant Salary Deferral Contribution for purposes of the Employer Matching Contribution or nondiscrimination requirements and limitations of this Plan and the Code.

                  5.8 Plan Qualification. Notwithstanding any provisions in this Agreement to the contrary, contributions to this Plan are made upon the condition precedent that this amended and restated Plan must be initially approved and ualified as meeting the requirements of
Section 401(a) of the Code. Accordingly, the Employer reserves the right to amend this Agreement, retroactively or otherwise, as may be required in order to obtain approval of the Plan. If the amended Plan does not receive a favorable determination and is thereafter terminated, all contributions made by the Employer and earnings thereon made after the effective date of this agreement shall be recovered by the Employer, provided that they are returned to the Employer within one (1) year after the date of denial of qualification of the Plan. No Participant or beneficiary has any vested right or claim to any asset of the Plan or to any benefit under the Plan before the Internal Revenue Service determines that the Plan qualifies under
Section 401(a) of the Code.

            5.9 Return of Mistaken and Nondeductible Contributions.

            Mistake of Fact. In the event that Employer shall make an excessive contribution due to a mistake of fact, pursuant to
Section 403(c)(2)(A) of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and Trustee shall return that amount to Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

            Disallowed Deduction. Employer contributions hereunder are made on the condition that such contributions are deductible under Section 401(a) of the Internal Revenue Code. In the event that any contribution hereto is disallowed and found not to be deductible by the Internal Revenue Service, or any other regulatory agency, the Employer may recover all or any portion of such contribution, provided it is returned within one (1) year after the denial of the deduction.

            No Participant Interest. No Participant or beneficiary has any vested right or claim to any asset of the Plan or to any benefit under the Plan which may be returned pursuant to 5.9 of this Plan.

            5.10   Participant Investment Control.

                  5.10-1   Assets Held in Trust.  All Plan assets
attributable to Salary Deferral and Employer Matching Contributions, and investment earnings and gains or losses thereon, shall be held by one (1) or more of the Plan Trustees under a Trust Agreement, to be managed, invested, reinvested and distributed in accordance with the Plan, the Trust Agreement and any agreement with an insurance company or other financial institution constituting a part of the Plan and Trust Fund. The Trustee shall cause to be established and maintained the multiple investment Funds approved by the Retirement Committee from time to time.

                  5.10-2 Participant Investment Control. All account balance amounts attributable to Salary Deferral and Employer Matching Contributions, and investment earnings, gains or losses thereon, credited to a Participant's account shall be invested and reinvested in one (1) or a combination of Funds to be established by the Trustee as provided in the following subparagraphs (a)-(e). For purposes of 5.10-2, "Participant" includes a beneficiary entitled to receive the balance in a Plan account, and "Plan" means only the Nordstrom Deferral Employee Retirement Plan (also known as "P.S. PLUS").

                          (a)   Establishment and Operation of Funds.  The
Trustee shall establish and maintain at least three (3) investment funds ("Funds"), and establish and implement procedures to enable each account to be invested in one (1) or more of such Funds pursuant to directions made from time to time by each Participant who, at the time of such direction, is entitled to receive benefits from such account at termination of employment or other distribution event under the Plan, pursuant to this 5.10-2.

                          (b)   Fund Selection.  The Funds shall consist of
the Nordstrom Stock Fund ("Fund A") and such other Funds as the Retirement Committee shall select from time to time. Criteria for the other Funds shall include the following (1) and (2):

                                (1)   Other Funds Individually.  Each Fund
other than Fund A shall meet the following criteria (A) and (B):

                                      (A)  Prudent Investment Management.
Each Fund other than Fund A shall be under the fiduciary investment management of an Investment Manager or registered investment adviser within the meaning of ERISA Sections 3(21) and 3(38), shall consist of one (1) or more investments which are prudent for Participants who direct how their retirement Plan account balances shall be invested, and which, within the type of investments used for such Fund, meet the diversification and locus of ownership requirements of ERISA Section 404 and the liquidity needs of the Plan.

                                      (B)  Types of Funds.  Without
limitation, any such other Fund may be a diversified investment portfolio of any of the following types:

                                           (i)   any registered mutual fund
or funds;

                                           (ii)  direct investments made by
an Investment Manager designated from time to time by the Retirement
Committee;

                                           (iii) any common, collective or
commingled Trust Fund maintained by a bank or other financial institution which is qualified under Code Sections 401(a) and 501(a) and constitutes a part of the Plan and Trust Fund;

                                           (iv)  stocks, common or
preferred, bonds and other evidences of indebtedness or ownership of Trustee's choice; or

                                           (v)   a group deposit
administration annuity contract or other type of contract issued by an insurance company or companies which utilizes commingled, separate or individual separate investment accounts and constitutes a part of the Plan and Trust Fund.

                                (2)   Other Funds in the Aggregate.  In the
aggregate, Funds other than Fund A shall meet the following criteria (A)-
(B):

                                      (A)   Broad Range of Investment
Alternatives. At any time on and after February 1, 1995, there shall be at least three (3) such other diversified Funds which individually have materially different risk and return characteristics from each other, and in the aggregate will enable the Participant to achieve an investment mix with risk and return characteristics that are normally appropriate for a participant in a Plan of this type. Without limitation, such grouping of Funds shall include at least one (1) Fund from each of the following three
(3) general types of investment characteristics:

                                            (i)   An income producing fund
with low risk and ready liquidity.

                                            (ii)  A balanced fund designed
to achieve higher return than (i) over longer term market cycles by investing both in stocks and other equities, and bonds and other fixed income investments, and which may be expected to have higher risk than (i).

                                            (iii) An equity fund designed to
achieve higher return than (i) or (ii) over longer term market cycles from investment in stocks and other equity investments, and which may be expected to have higher risk than (i) or (ii).

                                      (B) Multiple Funds.  At any time there
may be more than one (1) Fund of any type specified in (2)(A) above, and one
(1) or more additional Funds which might not be any of types (i)-(iii), and the risk and return characteristics of each Fund within a type may vary from Fund to Fund.

                          (c) Participant Choice Generally.  Except as
otherwise provided for Fund A under 5.10-2(d) below, Participant choice of investment among Funds shall be administered by the Company under the following rules 5.10-2(c)(1)-(7):

                                (1)  Frequency.  Each Participant shall be
entitled to make or change any investment direction or mix for the Participant's account once during each consecutive three (3) month period. The Retirement Committee may allow more frequent direction if appropriate for any particular Fund or if it decides to do so for all Funds.

                                (2)  Form.  The investment direction by the
Participant may be made by any written, telephonic or electronic means approved by the Retirement Committee and shall be in any multiple of five percent (5%) of the amount or account to be invested at the time of direction. Company shall be responsible for establishing safeguards to assure that a specific direction for a Participant's account is by the Participant or the Participant's legal representative, and for reporting such directions to the Trustee, and to any administrative office of the Plan or any Fund as needed to effect any such direction. Trustee shall make sure that all investments are made pursuant to directions communicated to it. Trustee shall have the right to rely on the direction provided by the Retirement Committee and not be liable for failure to execute a Participant's election unless such failure is due to Trustee's negligence, willful misconduct or failure to act in good faith.

                                (3)  Disclosures.  The Company shall provide
the following information in (A)-(I) to all Participants in such form and at such times as the Company shall deem appropriate to provide sufficient information to enable each Participant to make informed decisions with regard to investment alternatives and the incidents of ownership of any such investment:

                                      (A)  ERISA Section 404(c).  An
explanation that the Plan is intended to constitute a plan described in ERISA Section 404(c) and related regulations, and that the fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by any Participant.

                                      (B)  Investment Alternatives.  A
description of the investment alternatives available under the Plan and, with respect to each designated investment alternative, a general description of the investment objectives and risk and return characteristics of each such alternative, including information relating to the type and diversification of assets comprising the portfolio of the designed investment alternative.

                                      (C)  Investment Managers.
Identification of any designated Investment Managers.

                                      (D)  Choice by Participant.  An
explanation of the circumstances under which Participant may give investment instructions and of any specified limitations on such instructions under the terms of the Plan, including any restrictions on transfer to or from a designated investment alternative, and any restrictions on the exercise of voting, tender and similar rights appurtenant to a Participant's investment in an investment alternative.

                                      (E)  Fees and Expenses.  A description
of any transaction fees and expenses which affect the Participant's account balance in connection with purchases or sales of interests in investment alteratives (e.g., commissions, sales load, deferred sales charges, redemption or exchange fees).

                                      (F)  Information Source.  The name,
address, and phone number of the Company representative responsible for providing relevant information upon request and a description of the information which may be obtained on request.

                                      (G)  Confidentiality.  A description
of the procedures established to provide for the confidentiality of information relating to the purchase, holding and sale of Company securities in Fund A and the exercise of voting, tender and similar rights in Fund A shares, and the name, address and phone number of the Trustee representative responsible for monitoring compliance with the procedures.

                                      (H)  Prospectus Information.  A copy
of the most recent prospectus or similar disclosure document furnished by any Fund to the Company or Trustee shall be provided to a Participant immediately before or after such Participant makes the initial investment in such Fund.

                                      (I)  Information Upon Request.  Upon
request, a Participant shall be given the following most current information available to the Plan: (i) a description of the annual operating expenses of each Fund, including the total expenses as a percentage of average net assets; (ii) the latest prospectus, financial statements and reports furnished to the Plan; (iii) a list of assets held by each Fund and the value or percentage each asset represents in the Fund, including with respect to any fixed rate nongovernmental investment contract the identity of the issuer and the term and return rate of the contract; (iv) share or unit value in each Fund and past and current investment performance on a reasonable and consistent basis; (v) the value of shares or units held in the Participant's account.

                                (4)   Voting Rights.  Except as provided
below in (d) regarding Fund A, the Trustee or Investment Manager of the Fund shall have complete discretion whether or not to exercise all voting, tender and other ownership rights incidental to ownership of Plan investments in any Fund and such rights shall not be passed through to or exercised by any Participant.

                                (5)   Plan Expenses.  No account balance
shall be reduced by any expense charge other than (i) expenses charged by the Fund to derive net share or unit value of the Participant's investment in that Fund, and (ii) expenses charged by the Plan to make or process any loan account assets to the Participant.

                                (6)   Default Fund.  The Retirement
Committee shall designate the Fund or Funds that shall be used in the event a Participant fails to make a timely designation of any particular Fund(s), and assets in Participant's account shall be so invested until changed by the Participant's later timely designation.

                                (7)   Participant Free Choice.  Each
Participant shall have full power and discretion to control the investment of all assets in such Participant's account without restriction and without regard to the resulting risk or return or what any other Participant or a prudent fiduciary might do in like circumstances. Every designation of any investment Fund by a Participant shall be an exercise of Participant control for purposes of the limitation of fiduciary liability under 5.10-2(e).

                          (d)   Fund A-Nordstrom Stock Fund.  The following
special rules 5.10-2(d)(1)-(5) apply to Participant directed investment in Nordstrom common stock under Fund A to the extent they modify the general rules in 5.10-2(c) above:

                                (1)   Participant Directed Investment.  The
Trustee shall establish Fund A to receive, invest and reinvest Salary Deferral Contributions and Employer Matching Contributions primarily (or exclusively) in Company stock, in accordance with a Participant's direction pursuant to 5.10-2 and the Plan. The Trustee may place Trust assets awaiting investment in Company stock in any interest bearing accounts or certificates of deposit offered by any bank (including the Trustee) or savings and loan association, in governmental obligations, or in stocks, shares and obligations of corporations or of unincorporated associations or trusts or investment companies or in any kind of investment fund (including any pooled investment fund maintained by the Trustee), without regard to whether or not such investment is an authorized or appropriate investment for Trustees under any state laws, or hold them in cash.

                                (2)   Voting.  Voting, tender and similar
ownership rights incidental to ownership of the shares of Company stock held in or for the Fund A account of each Participant ("shareholder Participant") shall be passed through to the shareholder Participant in accordance with
(2)(A)-(B), (3) and (4) next following:

                                      (A)  Shareholder Information.  Each
shareholder Participant shall receive all proxy statements, proxies and other information furnished to Company shareholders in connection with ownership of Company stock and any matters submitted to them for shareholder vote, tender or other shareholder action.

                                      (B)  Exercise of Shareholder Rights.
Each shareholder Participant shall have the right to determine relevant information and exercise or not exercise all shareholder rights, in person or by proxy, and to do so on a confidential basis, without potential for undue employer influence in connection therewith.

                                (3)   Company Role.  In addition to other
powers and duties under this 5.10-2 involving Fund A shares, the Company shall comply with the following (3)(A)-(B) with regard to all Fund A shares and Participant rights:

                                      (A)  Confidentiality.  Each Company
employee involved in Plan administration shall keep in confidence all confidential information regarding any individual Participant's action or inaction regarding any Fund A participation or nonparticipation, unless the Participant gives voluntary consent to disclosure or the information must be disclosed to comply with applicable law.

                                      (B)  Notice to Trustee.  The Company
shall notify the Trustee of any facts or circumstances that do or might involve the potential for undue employer influence.

                                (4)   Trustee Role.  In connection with any
Participant's purchase, holding, voting, tender, sale or exercise of other shareholder rights involving Company stock in Fund A, the Trustee, as a Plan fiduciary that is independent of the Company or other Plan sponsor, shall establish procedures, make determinations and take other actions the Trustee deems appropriate to comply with the following (4)(A)-(C):

                                      (A)  Confidentiality.  Trustee shall
ensure that appropriate safeguards are in place to maintain the confidentiality of information relating to such Participant actions, unless the Participant gives voluntary consent to disclosure or the information must be disclosed to comply with applicable law.

                                      (B)  Avoid Undue Employer Influence.
Trustee shall take appropriate action to enable each shareholder Participant to exercise Fund A shareholder rights without undue employer influence in any circumstance that Trustee, or another Plan fiduciary, determines to involve a potential for undue employer influence upon Participants with regard to direct or indirect exercise of shareholder rights.

                                      (C)  Voting or Tender of Shares.  With
regard to voting or tender of any Nordstrom shares held in Fund A, the Trustee (i) shall ensure that Participant directions to vote for or against, or in the discretion of the Trustee, or to tender or not tender, with respect to Participant's Fund A shares is effected as directed by the Participant; (ii) as legal owner, shall exercise its sole discretion as to any shareholder rights regarding all shares for which the Trustee does not receive the Participant's direction; and (iii) shall take such action as Trustee, in its sole discretion, deems appropriate in any circumstance that does or might involve the potential for undue employer influence.

                                (5)  Registration.  In the event that the
Retirement Committee directs the Trustee to dispose of any Company stock held as a Fund A asset, under circumstances which require registration and/or qualification of the securities under applicable federal or state securities laws, the Company, at its own expense, will take, or cause to be taken, any and all such actions as may be necessary or appropriate to effect such registration and/or qualification.

                                (6)  Distributions.  The Trustee shall make
distributions from the Trust, at such times and in such number of shares of Company stock and/or amounts of cash, to the person entitled thereto under the Plan, as the Retirement Committee directs in writing. Any undistributed portion of a Participant's Company Stock Account under the Plan shall be retained in the Trust until the Retirement Committee directs its distribution. Where distribution is directed in Company stock, the Retirement Committee or the Trustee shall cause the Company to issue an appropriate stock certificate to the person entitled thereto, to be delivered to such person by the Retirement Committee. Any portion of a Participant's Company Stock Account to be distributed in cash shall be paid by the Trustee's furnishing its check to the Retirement Committee for delivery to the Participant (or beneficiary).

                          (e)   Legal Limitations.  The following
limitations (e)(1)-(3) on duties and liabilities apply to the Trustee, Retirement Committee, Company and any other individual or entity having duties or powers under this 5.10-2, and their respective shareholders, officers, directors, employees and agents ("protected parties"):

                                (1)   No Liability.  No protected party
shall be liable for any loss or any breach which results from the Participant's exercise of control, by action or inaction, over Participant's Plan account under 5.10-2, unless such loss or breach results from such party's own negligence, willful misconduct or failure to act in good faith pursuant to directions of the Participant hereunder received by such party.

                                (2)   ERISA Section 404(c).  The intent of
this 5.10-2 is to give the protected parties full protection from liability under ERISA Section 404(c), whether the action or inaction by the Participant or protected party is or is not addressed in regulations or other government agency pronouncements.

                                (3)   State Law.  Investments authorized
hereunder shall be made without regard to whether or not such investment is an authorized or appropriate investment for Trustees under any state laws.

            5.11 Minimum Employer Contributions. For each Plan Year beginning on or after January 1, 1998, the Company shall make contributions to the Plan in the form of employer contributions (within the meaning of Section 404 of the Code), in cash, at least equal to a specified dollar amount, on behalf of those individuals who are entitled to an allocation under Section 6.1-4.

                  5.11-1   Determination of Minimum Contribution.  Such
amount shall be determined by the Chief Financial Officer of the Company, by appropriate action, on or before the last day of the Company's taxable year that ends within such Plan Year.

                  5.11-2   Time of Payment of Minimum Employer
Contributions. The Minimum Employer Contribution for a Plan Year shall be paid by the Company in cash, in one or more installments, without interest. The Company shall pay the Minimum Employer Contribution at any time during the Plan Year, and for purposes of deducting such contribution, shall make the contribution, not later than the time prescribed by the Code for filing the Company's income tax return, including extensions, for its taxable year that ends within such Plan Year. Notwithstanding any provision of the Plan to the contrary, the Minimum Employer Contribution made to the Plan by the Company (i) shall not revert to, or be returned to, the Company and (ii) can be made whether or not the Company has current or accumulated profits.

ARTICLE VI.  ALLOCATION OF CONTRIBUTIONS AND REVALUATION OF TRUST FUND

            6.1   Allocation of Contributions.

                  6.1-1   Participant Accounts.  The Administrator shall
establish and maintain a Salary Deferral Account in the name of each Participant to which Administrator shall credit and deduct all amounts allocated to such Participant as set forth in Article VI.

                  6.1-2   Valuation Changes.  As of each Anniversary Date or
other Valuation Date, before allocation of contributions, any net appreciation or net depreciation in the value of the Trust (inclusive of assets segregated for distribution or otherwise as provided in this agreement) shall be allocated as provided in 6.2.

                  6.1-3   Contributions.  Contributions shall be allocated
within thirty (30) days after the contribution is made to the Trust, subject to any subsequent adjustment required by other provisions of Article VI or law, as follows:

                          (a)   Salary Deferral Contribution.  The full
amount of each Participant's Salary Deferral Contribution for the year shall be allocated to such Participant's Salary Deferral Account.

                          (b)   Employer Matching Contribution.  A portion
of the Employer Matching Contribution under 5.1-2 for a Plan Year shall be allocated to each eligible Participant's account in the same proportion that each such Participant's Salary Deferral Contribution for such year bears to the total Salary Deferral Contributions of all Participants for such year. Only Matchable Contributions, as defined in 5.2, shall be considered for the matching allocation. Only the following Participants are eligible to share in the Employer Matching Contribution for a Plan Year:

                                (1)   A Participant who performs a Year of
Service during such Plan Year and is employed by Employer on the Anniversary Date of such year.

                                (2)   A Participant whose termination of
employment with the Employer during such year is on account of retirement, death or disability, who has accumulated one thousand (1,000) or more Hours of Service prior to termination, and whose entire account remains undistributed as of the end of the Plan Year of termination.

                                (3)   Any other Participant required by 10.3
to receive a Matching Contribution if the Plan is "top heavy."

                  6.1-4   Allocation of Minimum Employer Contributions.
Effective for Plan Years beginning on and after January 1, 1998, the Minimum Employer Contributions for the Plan Year under 5.11 shall be allocated as follows:

                          (a)   First, the Minimum Employer Contributions
for the Plan Year shall be allocated during the Plan Year to each Employee of the Company who is eligible to participate on the first day of the Plan Year in accordance with Section 4.1 (regardless of whether the Participant has filed an election to make Salary Deferral Contributions with the Administrator) as Salary Deferral Contributions pursuant to Section 5.1-1 and as Employer Matching Contributions pursuant to Section 5.1-2. These allocations shall be made to each such individual's Salary Deferral Account and Employer Matching Contributions account, respectively.

                          (b)   Second, the balance of the Minimum Employer
Contributions remaining after the allocation in Section 6.1-4(a) (if any) shall be allocated to the Employer Matching Contributions account of each non-highly compensated participant (as defined in Section 6.7-2(g)) who receives an allocation under subsection 6.1-4(a) and is employed on the last day of the Plan Year, in the ratio that such individual's Salary Deferral Contributions during the Plan Year bears to the Salary Deferral Contributions of all such individuals during the Plan Year.

                          (c)   Third, notwithstanding Sections 6.5 and 6.6
of the Plan, if the total contributions allocated to a Participant's accounts including the Minimum Employer Contribution exceeds the Participant's maximum annual addition limit for any limitation year, then such excess shall be held in a suspense account. Such amounts shall be used to reduce employer contributions in the next, and succeeding, limitation years.

                          (d)   Fourth, the balance of the Minimum Employer
Contribution remaining after the allocation under Section 6.1-4(a), (b) and
(c) (if any) shall be allocated as a nonelective contribution to each non-highly compensated employee (under 6.7-2) who is eligible to participate on the first day of the Plan Year in accordance with Section 4.1 (regardless of whether an election form has been filed with the Administrator), in the ratio that such individual's Compensation for the Plan Year bears to the Compensation for the Plan Year of all such individuals. A separate account will be established for contributions made pursuant to this Subsection 6.1-4(d), which shall be subject to (I) the vesting schedule set forth in
Article VIII of the Nordstrom Profit Sharing Retirement Plan, (II) the distribution provisions applicable to Employer Matching Contributions, and
(III) investment in the Trust Fund in the same manner that a Participant's account is invested under the Nordstrom Profit Sharing Retirement Plan. Notwithstanding Section 2.10, an individual for whom an allocation is made under this Subsection shall be treated as a Participant for all purposes under the Plan.

                         (e)   Each installment of the Minimum Employer
Contribution shall be held in a contribution suspense account unless, or until, allocated on or before the end of the Plan Year in accordance with this Section 6.1-4. Such suspense account shall not participate in the allocation of investment gains, losses, income and deductions of the Trust Fund as a whole, but shall be invested separately and all gains, losses and deductions attributable to such investment shall be applied toward employer contributions or Plan expenses, as appropriate.

                          (f)   The Minimum Employer Contribution allocated
to the Employer Matching Contributions account of a Participant pursuant to
Section 6.1-4(b) shall be treated in the same manner as Employer Matching Contributions for all purposes of the Plan.

                          (g)   Notwithstanding any of the foregoing
provisions to the contrary, any allocation of Salary Deferral Contributions shall be made under either Section 6.1-3(a) or this Section 6.1-4, but not both Sections. Similarly, any allocation of a Employer Matching
Contribution shall be made under either Section 6.1-3(b) or this
Section 6.1-4, as appropriate, but not both Sections.

            6.2 Valuation and Allocation of Trust Fund. Starting February 1994, the Trust Fund shall be valued and allocated as of the last day of each month of each Plan Year as provided in 6.2-1 and 6.2-2 below:

                  6.2-1   Monthly Valuation.  On each "valuation and
allocation date" at the end of each calendar month, or within a reasonable time thereafter, the Trustee or Trustees, Administrator or Employer's agent shall take the following steps:

                  FIRST, determine the net worth of the assets in each investment Fund. The net worth of each Fund shall be the fair market value of the assets in such Fund net of any accrued Trustees' fees, administration costs and other proper charges which the Employer has not elected to pay.

                  SECOND, a Participant's account of each Fund shall be adjusted to reflect changes in the net worth of the Fund since the prior valuation, other than through contributions. A Fund's income, gains and losses shall be allocated to a Participant's account in that Fund in the proportion that the value of that Participant's account in the Fund as of the prior valuation date bears to the value of all Participants' accounts in the Fund as of that date, adjusted as necessary for interim contributions and distributions as provided in 6.2-2. Such changes may be determined for any Fund by using the unit value method or any other method approved by the Fund sponsor or Trustee.

                  THIRD, contributions to each Fund allocable on behalf of a Participant since the preceding valuation date shall be allocated to that Participant.

                  FOURTH, the value of a Participant's account in the Plan shall be the sum of the Participant's accounts in each investment Fund.

                  6.2-2   Interim Additions and Distributions.
Notwithstanding anything to the contrary contained in this 6.2, the allocation of a share of investment gains or losses to a Participant whose account has been increased or decreased between the allocation periods other than due to a hardship withdrawal pursuant to 5.4-6, shall be made by taking the sum of (1) the product of the Fund balance before the withdrawal or contribution times a fraction, the numerator of which is the number of days in the valuation period prior to the withdrawal or contribution and the denominator of which is the total number of days in the valuation period, and (2) the product of the account balance units after the withdrawal or contribution times a fraction the numerator of which is the number of days in the valuation period after the withdrawal or contribution and the denominator of which is the total number of days in the valuation period.

            6.3 Allocation Does Not Vest Rights. The fact that an allocation is made and credited to the account of a Participant does not vest in the Participant any right, title or interest in and to any assets except at the time or times and upon the terms and conditions expressly set forth in this Plan.

            6.4   Suspense Account.

            Assets Pending Allocation. Any assets contributed by the Employers to the Trust and any profits, dividends or other income or unallocated assets of the Trust (except income from allocated assets, which shall be added to the latter), shall be allocated only as herein set forth, and until allocated shall be held in an account to be known as the "suspense account."

            No Investment Gain or Loss. If a suspense account is in existence at any time during a limitation year pursuant to this section, it will not participate in the allocation of the Trust's investment gains and losses.

            Allocation. If a suspense account is in existence at any time during a particular limitation year, all amounts in the suspense account must be allocated and reallocated to Participants' accounts before any Employer or Employee contributions may be made to the Plan for that limitation year. Excess amounts not so allocated may not be distributed to Participants or former Participants.

            6.5   Limitation on Annual Additions.

                  6.5-1   Defined Contribution Plans.

                  Annual Maximum for All DC Plans. Notwithstanding any provisions of this Plan to the contrary, when taking into consideration all defined contribution Plans maintained by Employer, the maximum "annual addition" that may be contributed or allocated to a Participant's account or accounts for any limitation year may not exceed the lesser of (1) $30,000 or
(2) twenty-five percent (25%) of the Participant's Compensation. The $30,000 "dollar limitation" shall be adjusted for increases in the cost of living in accordance with regulations prescribed by the Secretary of the Treasury or his delegate.

                  Annual Addition. With respect to each Participant, annual addition means the sum for the Plan Year of (1) Employer Contributions,
(2) for years beginning after December 31, 1986, the amount of the Participant's voluntary contributions determined without regard to any rollover contributions, (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account of a pension or annuity plan, as described in Section 415(1)(2) of the Code, and (5) contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits allocated to the separate account of a key Employee, as defined in
Section 419(A)(d)(3) of the Code, or under a welfare benefit fund maintained by the Employer, as defined in Section 419(e) of the Code.

                  6.5-2   Combination of a Defined Contribution Plan and a
Defined Benefit Plan. For any Participant participating in both a defined contribution plan and a defined benefit plan, the rate of benefit accrual for such Participant in the defined benefit plan and/or the amount of annual additions to Participant's account in the defined contribution plan will be reduced to the extent necessary to prevent the sum of the following fractions computed as of the close of the Plan Year from exceeding one (1):

                             Combined Numerator
----------------------------------------------------------------------------
1)   The projected annual benefit      +   2)   The sum of the "annual
under all defined benefit plans.           additions" to Participant's
                                           account under all defined
                                           contribution plans

                                       +
                             Combined Denominator
----------------------------------------------------------------------------

The lesser of                              The sum of the lesser of the
                                           following amount determined for
a)   the product of 1.25* and the          the year and for each prior Year
individual defined benefit plan            of Service with the Employer:
dollar limitation, or
                                           a)   the product of 1.25* and
b)   the product of 1.4 and the            the individual defined
individual defined benefit plan            contribution plan dollar
percentage limitation.                     limitation, or

                                           b)   the product of 1.4 and the
                                           individual defined contribution
                                           plan percentage limitation.


                          (a)   "Limitation" Defined.  The terms "individual
defined contribution plan dollar limitation" and "individual defined benefit plan dollar limitation" shall mean $30,000 and $90,000 (or such other dollar figure as may be prescribed by regulation where retirement age is earlier than age sixty-two (62) or later than age sixty--five (65)), respectively, each adjusted for increases in the cost of living in accordance with regulations prescribed by the Secretary of the Treasury or his delegate.
The terms "individual defined contribution plan percentage limitation" and "individual defined benefit percentage limitation" shall mean twenty-five percent (25%) and one hundred percent (100%), respectively.

                          (b)   Option for Accounts Before 1983.  In
determining the denominator of the fraction described in 2) above, for any Plan Year ending after December 31, 1982, the amount taken into account with respect to each Participant for all years ending before January 1, 1983, shall, at the election of the Administrator, be the sum of the maximum annual additions determined for a Participant for all Plan Years through the Plan Year ending in 1982 multiplied by a fraction: (1) the numerator of which is the lesser of (A) $51,875, or (B) twenty-five percent (25%) of the Participant's compensation for the Plan Year ending in 1981 multiplied by 1.4; and (2) the denominator of which is the lesser of (A) $41,500, or
(B) twenty-five percent (25%) of the Participant's Compensation for the Plan Year ending in 1981.

                          *(c)   Reduced Multiplier for Top Heavy Plan.  The
1.25 multiplier in the defined benefit and defined contribution fractions of this 6.5-2 shall be changed to 1.0 in the case of (1) a super top heavy plan, or (2) a top heavy plan which does not provide an extra minimum allocation as provided in 12.3.

                  6.5-3   Combined Employers.  For purposes of applying the
above limitations, all members of a controlled group of corporations (as defined by Internal Revenue Code Section 414(b) but modified by Code
Section 415(h)) or of an affiliated service group (as defined by Internal Revenue Code Section 414(m)) of which Employer is a member, and all employers which are under common control with Employer (as defined by Internal Revenue Code Section 414(c) but modified by Internal Revenue Code
Section 415(h)) and any other entity required to be aggregated with the employer pursuant to regulations under Code Section 414(o), will be considered a single employer.

                  6.5-4   Compensation for 6.5. For the sole purpose of
determining the contribution limitation under 6.5, an Employee's Compensation for a limitation year shall be defined to include earned income, wages, salaries and fees for professional services and other amounts paid or includable in gross income for the limitation year for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid for sales, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), excluding the following (a) and (b), but including (c), as appropriate:

            (a) Deferred Compensation. Contributions to any qualified or nonqualified plan of deferred compensation which are not includable in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

            (b) Stock Benefits. Amounts realized from the exercise of a nonqualified stock option; or when restricted stock (or property) held by the Employee either becomes freely transferable or no longer is subject to a substantial risk of forfeiture; or amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;

            (c) Certain Other Benefits. For Plan Years beginning after December 31, 1997, a Participant's compensation for purposes of this 6.5 shall include (i) any elective deferral (as defined in Code
Section 402(g)(3)), and (ii) any amounts contributed by the Employer at the election of the Employee which are not includable in the gross taxable income of the Employee by reason of Code Section 125.

            6.6 Allocation of Excess Additions. If an allocation would have been made to a Participant's account, but for Section 6.5, then any such excess shall be disposed of in the following manner:

                  6.6-1   Excess Attributable to Elective Deferrals.  If the
excess is attributable to amounts contributed by the employee as elective deferrals under this Plan, then any deferrals, and any income attributable thereto, to the extent they would reduce the excess amount, shall be returned to the Participant.

                  6.6-2   Remainder to Suspense Account.  Any excess
addition that is not attributable to elective deferrals and remaining after the application of 6.6-1, shall be allocated to a suspense account as forfeitures and held therein until the next succeeding date on which forfeitures could be applied under the Plan. In the event of termination of the Plan, the suspense account shall revert to the Employer to the extent that it may not then be allocated to any Participants' accounts.

                  6.6-3   Multiple DC Accounts.  In the event that Employer
maintains two (2) or more defined contribution plans and the total annual additions to all plans exceed the limitation contained in 6.5 above, the provisions of this 6.6 shall be applied to all profit sharing plans to the extent necessary to comply with 6.5.

                  6.6-4   Code Section 415.  The intent of 6.5 and 6.6 is to
set forth the basic rule implementing Code section 415 so that, for each Plan Year, the Plan satisfies the contribution limitations of the Code and applicable regulations. The provisions of 6.5 and 6.6 shall be applied in a manner consistent with the Code and regulation provisions of section 415, which are incorporated by this reference.

            6.7   Maximum Annual Salary Deferral.

                  6.7-1   Actual Deferral Percentage Limit.  The annual
allocation derived from Salary Deferral Contributions to a highly compensated Participant's Salary Deferral Account shall satisfy lime (a) or
(b):

                          (a)   1.25 Limit.  The "actual deferral
percentage" for the "highly compensated participant group" shall not be more than the "actual deferral percentage" of the "non-highly compensated participant group" multiplied by 1.25, or

                          (b)   Two Percent (2%) Excess Limit.  The excess
of the "actual deferral percentage" for the "highly compensated participant group" over the "non-highly compensated participant group" shall not be more than two (2) percentage points (or such lesser amount determined pursuant to regulation to prevent the multiple use of this alternative limitation with respect to any "highly compensated participant"); and the "actual deferral percentage" for the "highly compensated participant group" shall not be more than the "actual deferral percentage" of the "non-highly compensated participant group" multiplied by two (2).

                  6.7-2   Definitions and Special Rules.  For purposes of
6.7, the following definitions and special rules (a)-(g) shall apply:

                          (a)   "Actual deferral percentage" ("ADP") means,
with respect to the highly compensated participant group and non-highly compensated participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the contributions to Participant's Salary Deferral Account for such Plan Year, to such Participant's Compensation for such Plan Year. For Plan Years beginning after December 31, 1986, and for the purpose of determining the "actual deferral percentage" of a highly compensated participant, the contributions and Compensation of such highly compensated participant shall include the contributions and compensation of family members, and such affected family members shall be disregarded in determining the "actual deferral percentage" for the non-highly compensated participant group.

                          (b)   "Highly Compensated Participant" ("HCP")
means any Participant or Former Participant who is a highly compensated employee as defined in Code Section 414(q). The term highly compensated employee includes highly compensated active employees and highly compensated former employees subject to compliance with Code Section 414(q). For Plan Years beginning after December 31, 1996, HCPs shall be determined under the following (1)-(2):

                                (1)   Active HCP.  A highly compensated
active employee includes any Employee who performs service for the employer during the determination year and who, during the preceding year, satisfies the following (A) and (B), as appropriate:

                                      (A)   received compensation from the
Employer in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code); and

                                      (B)   if the Employer elects
application of this clause for such preceding year, was a member of the top-paid group for such year.

                                (2)   Five Percent (5%) Owners.  HCP
includes all Employees who are five percent (5%) owners at any time during the look-back year or determination year.

                          (c)   Determination Year.  For purposes of 6.7,
the determination year shall be the payroll calendar year unless the Employer elects to use the "calendar year calculation election" permitted by Treasury Regulation Section 1.414(q)-1T (Q&A 14). The look-back year shall be the twelve (12) month period immediately preceding the determination year.

                          (d)   Former HCP.  A highly compensated former
employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

                          (e)   Family Aggregation for Certain HCPs.  If an
Employee is, during a determination year or look-back year, a family member of either a five percent (5%) owner who is an active or former employee or a highly compensated employee who is one of the ten (10) most highly compensated employees ranked on the basis of compensation paid by the Employer during such year, then the family member and the five percent (5%) owner or top ten (10) highly compensated employee shall be aggregated. In such case, the family member and five percent (5%) owner or top ten (10) highly compensated employee shall be treated as a single Employee receiving compensation and plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and five percent (5%) owner or top ten (10) highly compensated employee. For purposes of this section, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants or descendants.

                          (f)   IRS Regulations.  The determination of who
is a highly compensated employee, including the determinations of the number and identity of employees in the top paid group, the top one hundred
(100) employees, the number of employees treated as officers and the compensation that is considered, will be made in accordance with
Section 414(q) of the Code and the regulations thereunder.

                          (g)   "Non-highly compensated participant"
("NHCP") means any Participant who is not a "highly compensated participant" ("HCP").

                  6.7-3   Employees Included for Testing.  The terms highly
compensated participant and non-highly compensated participant shall include any Employee eligible to make a deferral election pursuant to 5.3, whether or not such deferral election was made.

                  6.7-4   Multiple Deferral Plans.  If two (2) or more plans
which include cash or deferred arrangements are considered one (1) plan for the purposes of Code Sections 401(a)(4) or 410(b), the cash or deferred arrangements included in such plans shall be treated as one (1) arrangement.

                  6.7-5   Participation in Multiple Deferral Plans.  If a
highly compensated participant is a Participant under two (2) or more cash or deferred arrangements of the Employer or an affiliated Employer, all such cash or deferred arrangements shall be treated as one (1) cash or deferred arrangement for the purpose of determining the deferral percentage with respect to such highly compensated participant.

                  6.7-6   Other IRS Rules.  Notwithstanding the above, the
determination and treatment of elective Contributions and "actual deferral percentage" of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

            6.8   Adjustment for Excess Salary Deferral Allocations.

            Adjustments to Avoid Distribution. In the event that the initial allocations of the Employer's contributions made pursuant to 6.1 do not satisfy one (1) of the tests set forth in 6.7, the Administrator shall adjust the Salary Deferral Contributions as set forth herein. If the Administrator has elected to include qualified matching contributions in the average actual deferral percentage, the Administrator will treat excess salary deferral allocations ("excess contributions") as attributable proportionately to Salary Deferral contributions and to qualified matching contributions allocated on the basis of those Salary Deferral Contributions. If the total amount of a highly compensated Employee's excess contributions for the Plan Year exceeds his or her Salary Deferral Contributions or qualified matching contributions for the Plan Year, the Administrator will treat the remaining portion of his or her excess contributions as attributable to qualified nonelective contributions. The Administrator will reduce the amount of excess contributions for a Plan Year distributable to a highly compensated Employee by the amount of excess deferrals (as determined in 14.07), if any, previously distributed to that Employee for the Employee's taxable year ending in that Plan Year.

            Distribution of Excess After Adjustments. If the Administrator determines the Plan fails to satisfy the actual deferral percentage test for a Plan Year, it must distribute the excess contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to ten percent (10%) of the amount of excess contributions for a Plan Year not distributed to the appropriate highly compensated Employees during the first two and one-half (2 1/2) months of that Plan Year. The excess contributions are the amount of deferral contributions made by the highly compensated Employees which causes the Plan to fail to satisfy the actual deferral percentage test. The Administrator will distribute to each highly compensated Employee his or her respective shares of excess contributions by starting with the highly compensated Employee(s) who has the greatest actual deferral percentage, reducing his or her actual deferral percentage (but not below the next highest actual deferral percentage), then, if necessary, reducing the actual deferral percentage of the highly compensated Employee(s) at the next highest actual deferral percentage level (including the actual deferral percentage of the highly compensated Employee(s) whose actual deferral percentage the Committee already has reduced), and continuing in this manner until the average actual deferral percentage for the actual deferral percentage test.
If the highly compensated Employee is part of an aggregated family group, the Administrator, in accordance with the applicable Treasury regulations, will determine each aggregated family member's allocable share of the excess contributions assigned to the family unit.

            Income Allocated to Distribution. To determine the amount of the corrective distribution required under this 6.8, the Administrator must calculate the allocable income for the Plan Year in which the excess contributions arose. "Allocable income" means net income or net loss. To calculate allocable income for the Plan Year, the Administrator will use a uniform and nondiscriminatory method which reasonably reflects the manner used by the Plan to allocate income to Participants' accounts.

            6.9 Limitation on Employee Voluntary and Employer Matching Contributions.

                  6.9-1   Maximum Contribution Percentage.  The
"contribution percentage" for Plan Years beginning after 1986 for the highly compensated participant group shall not exceed the greater of: (i) one hundred twenty-five percent (125%) of such percentage for the non-highly compensated group; or (ii) the lesser of two hundred percent (200%) of such percentage for the non-highly compensated participant group, or such percentage for the non-highly compensated participant group plus two (2) percentage points or such lesser amount determined pursuant to regulations to prevent the multiple use of this alternative limitation with respect to any highly compensated participant.

                          (a)   Contribution Percentage Ratios.  For the
purposes of this section, "contribution percentage" for a Plan Year means, with respect to the highly compensated participant group and non-highly compensated participant group, the average of the ratios (calculated separately for each Participant in each group) of:

                                (1)   the sum of Employer matching
contributions pursuant to 5.1-2 and Employer voluntary contributions, if any, contributed under the Plan on behalf of each such Participant for such Plan Year; to

                                (2)   the Participant's Compensation for
such Plan Year.

                          (b)   Amounts Included and Excluded.  For purposes
of determining the "contribution percentage," the Administrator may elect pursuant to regulations to take into account elective deferrals (as defined in Code Section 402(g)(3)(A)) and qualified nonelective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. In addition, the "contribution percentage" for a highly compensated participant shall be determined by including Employer matching contributions, Employee voluntary contributions, and Compensation of family Participants, and such affected family Participants shall be disregarded in determining the "contribution percentage" of non-highly compensated participants. In all cases the determination and treatment of the "contribution percentage" of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                          (c)   Multiple Plans.  For purposes of this
section, if two (2) or more plans of the Employer to which matching contributions, Employee contributions or elective deferrals are made are treated as one (1) plan for purposes of Code Section 410(b), such plans shall be treated as one (1) plan for purposes of this 6.9. In addition if a highly compensated participant participates in two (2) or more plans described in Code Section 401(a) or arrangements described in Code
Section 401(k) which are maintained by the Employer or an affiliated Employer to which such contributions are made, all such contributions shall be aggregated for purposes of this 6.9.

                          (d)   Employees Included for Testing.  For
purposes of this 6.9, a highly compensated participant and non-highly compensated participant shall include any Employee eligible to have Employer matching contributions pursuant to 5.1 and Employee voluntary contributions allocated to his or her account for the Plan Year.

                  6.9-2   Adjustment for Excessive Contribution Percentage.

                          (a)   Distribution of Excess.  In the event that
the "contribution percentage" for the highly compensated participant group exceeds the "contribution percentage" for the non-highly compensated participant group pursuant to 6.9-1, the Administrator (on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year) shall direct the Trustee to distribute to the highly compensated participant group the amount of "excess aggregate contributions" (and any income allocable to such contributions) as provided herein.

                          (b)   Determination of Excess.  The Administrator
will determine excess aggregate contributions after determining excess deferrals under 6.8 and excess contributions under 6.9. If the Administrator determines the Plan fails to satisfy the actual contribution percentage test for a Plan Year, it must distribute the excess aggregate contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to ten percent (10%) of the amount of excess aggregate contributions for a Plan Year not distributed to the appropriate highly compensated Employees during the first two and one-half (21/2) months of that next Plan Year. The excess aggregate contributions are the amount of aggregate contributions allocated on behalf of the highly compensated Employees which causes the Plan to fail to satisfy the actual contribution percentage test. The Administrator will distribute to each highly compensated Employee his or her respective share of the excess aggregate contributions. The Administrator will determine the respective shares of excess aggregate contributions by starting with the highly compensated Employee(s) who has the greatest contribution percentage, reducing his or her contribution percentage (but not below the next highest contribution percentage), then, if necessary, reducing the contribution percentage of the highly compensated Employee(s) at the next highest contribution percentage level (including the contribution percentage of the highly compensated Employee(s) whose contribution percentage the Administrator already has reduced), and continuing in this manner until the Administrative for the highly compensated group satisfies the actual contribution percentage test. If the highly compensated Employee is part of an aggregated family group, the Administrator, in accordance with the applicable Treasury regulations, will determine each aggregated family member's allocable share of the excess aggregate contributions assigned to the family unit.

                          (c)   Income Allocated to Distribution.  To
determine the amount of the corrective distribution required under 6.9, the Administrator must calculate the allocable income for the Plan Year in which the excess aggregate contributions arose. "Allocable income" means net income or net loss. The Administrator will determine allocable income in the same manner as described in 6.8 for excess contributions.

                          (d)   Priority of Allocation of Excess.  The
Administrator will treat a highly compensated Employee's allocable share of excess aggregate contributions in the following priority: (1) first as attributable to his or her Employee contributions which are voluntary contributions, if any; (2) than as matching contributions allocable with respect to excess contributions determined under the actual deferral percentage test described in 6.8; (3) then on a pro rata basis to matching contributions and to the deferral contributions relating to those matching contributions which the Administrator has included in the actual deferral percentage test; (4) then on a pro rata basis to Employee contributions which are mandatory contributions, if any, and to the matching contributions allocated on the basis of those mandatory contributions; and (5) last to qualified nonelective contributions used in the actual deferral percentage test. To the extent the highly compensated Employee's excess aggregate contributions are attributable to matching contributions, and he or she is not one hundred percent (100%) vested in his or her accrued benefit attributable to matching contributions, the Administrator will distribute only the vested portion and forfeit the nonvested portion. The vested portion of the highly compensated Employee's excess aggregate contributions attributable to Employer matching contributions is the total amount of such excess aggregate contributions (as adjusted for allocable income) multiplied by his or her vested percentage (determined as of the last day of the Plan Year for which the Employer made the matching contribution).

                          (e)   "Excess aggregate contribution" means, with
respect to any Plan Year, the excess of (1) over (2), taking into account any excess under (3):

                                (1)   the aggregate amount of contributions
pursuant to 5.1-2 and any employee voluntary contributions actually made on behalf of the highly compensated participant group for such Plan Year, over

                                (2)   the maximum amount of such
contributions permitted under the limitations of 6.9, taking into account any Code Section 402(g) excess under 5.3, and any Code Section 415 excess under 6.6-1.

            6.10 Military Leave Obligations. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                  6.10-1 A Participant who, immediately following a period of qualified military service, returns to employment with the Company with reemployment rights protected by law may make Salary Deferral Contributions to the Plan for the period of qualified military service based on Compensation described in 6.10.-3. Such contributions shall be paid within a period starting on the date of reemployment and continuing for the shorter of the following:

                                (a)   3 times the length of the qualified
military service that resulted in the reemployment rights.

                                (b)   5 years.

                  6.10-2 Employer shall make Matching Contributions (under 5.1-2) for an individual who is reemployed from qualified military service based on the amount of Salary Deferral Contributions made by the Participant under 6.10-1.

                  6.10-3 Compensation for purposes of contributions under 6.10-1 and 6.10-2 shall be the amount described in 2.5 that the Participant would have received from Employer during the period of qualified military service if employment had continued. Such amount shall be based on the rate of pay the Participant would have received in such period or, if such rate was not reasonably certain, the Participant's average pay rate during the 12-month period of employment preceding the period of qualified military service or the entire period of employment if less than 12 months.

                  6.10-4 Contributions provided under 6.10-1 and 6.10-2 shall be subject to the limits provided in Article VI based on the Plan Years within the period of qualified military service to which the contributions relate in accordance with applicable law and regulations.


ARTICLE VII.  ELIGIBILITY TO RECEIVE BENEFITS

            7.1 Normal Retirement Benefits. A Participant shall be eligible for normal retirement benefits upon attaining the normal retirement date. A Participant's "normal retirement date" shall be the attainment of age sixty (60). A Participant who continues employment beyond the normal retirement date will continue as a Participant hereunder. Distribution of benefits on normal retirement at or after the normal retirement date shall be made in accordance with the provisions of Article VIII. Any Participant who retires after the normal retirement date may, pursuant to 8.3, direct the Administrator to defer distribution of the Participant's account until after the Participant's actual termination of employment.

            7.2 Disability Benefits. Upon a Participant's disability, as defined in 2.4, prior to his or her normal retirement date or other termination of employment, the Participant shall be entitled to a distribution of benefits hereunder upon written notification to the Administrator and verification of the Participant's disability by the Administrator. Distribution of benefits on account of disability shall be made in accordance with the provisions of Article VIII.

            7.3 Death Benefits. Upon a Participant's death before his or her normal retirement date or other termination of employment, the Participant shall be entitled to a distribution of benefits upon written notification to the Administrator and verification of the Participant's death by the Administrator. Distribution of benefits on account of Participant's death shall be made to the beneficiary or beneficiaries designated by Participant or determined as provided herein, in accordance with the provisions of Article VIII.

                  7.3-1   Designation of Beneficiary.  At the time of hire
an Employee shall designate the beneficiary of any benefits which may become payable to a beneficiary of a deceased Participant in this Plan. Such designation shall be a signed writing. Any such beneficiary designation may be revoked or changed by a subsequent signed writing. If the Participant is married and the beneficiary is not the Participant's spouse, the spouse must consent to the designation by a signed writing notarized or witnessed by a representative of the Plan. No beneficiary designation or revocation or change thereof shall be effective until such writing is furnished the Administrator or its agent. The revocation of a beneficiary designation (of other than the spouse) shall not require the consent of any beneficiary or the spouse. Any designation filed on a later date shall be deemed to entirely revoke any designation filed on an earlier date unless otherwise expressly stated in the later designation.

                  Effect of Divorce. If a Participant and his or her named beneficiary are or become married and thereafter their marriage is dissolved by entry of a decree of dissolution, then such pre-divorce beneficiary designation shall be deemed automatically revoked as to such beneficiary spouse as of the date of such dissolution unless the benefit rights of such former spouse are subsequently reaffirmed by a qualified domestic relations order or the Participant's subsequent written designation. However, distribution of a deceased Participant's account in accordance with his or her latest beneficiary designation filed with the Administrator shall completely discharge the Employer, the Administrator and the Trustee and they shall have no duty to inquire into, or act on any information concerning, whether a Participant's marriage has been dissolved and his or her beneficiary designation thereby revoked as to his or her spouse.

                  Alternate Payee. For purposes of this 7.3, an alternate payee named in a qualified domestic relations order shall be treated as a Participant.

                  7.3-2   Deemed Beneficiary.  If no designation has been
made, or if the designee has predeceased the Participant, then the Participant will be deemed to have designated the following as his or her beneficiaries and contingent beneficiaries with priority in the order named below:

                          (a)   first, to his widow or her widower, as the
case may be;

                          (b)   next, to his or her children and the
children of deceased children, per stirpes;

                          (c)   next, to his or her parents;

                          (d)   next, to his or her brothers and sisters and
the children of his or her brothers and sisters, per stirpes; or

                          (e)   next, to his or her estate.

            7.4 Benefits on Separation from Service. Upon the termination of a Participant's employment prior to his or her death, disability or normal retirement date, the Participant shall be entitled to distribution of his or her benefits hereunder. Distribution of benefits on account of Participant's separation from service as provided herein, shall be made to the Participant in accordance with the provisions of Article VIII.


ARTICLE VIII.  METHOD OF PAYMENT OF BENEFITS

            8.1   Distribution of Benefits.

                  8.1-1   Lump Sum Payment. Upon the occurrence of any of
the events specified in Article VII requiring a distribution of benefits to a Participant or his or her beneficiary, the Administrator shall instruct the Trustee to distribute benefits, determined in accordance with 8.2, below, in a single lump sum payment (but in no event shall a lump sum distribution on account of Participant's separation from service be made without the consent of such Participant (and Participant's spouse, if married) if the present value of Participant's Employer-derived accrued benefit is or has ever been in excess of $5,000). Consent of both the Participant and his or her spouse shall be written and in the case of the spouse either notarized or witnessed by a plan representative.

                  8.1-2   Consent to Distribution. The consent of the
Participant and the Participant's spouse shall be obtained in writing within the ninety (90) day period ending on the annuity starting date. The annuity starting date is the first day of the first period for which an amount is paid as an annuity or any other form. The Administrator shall notify the Participant and the Participant's spouse of the right to defer any distribution until the Participant's account balance is no longer immediately distributable. Neither the consent of the Participant nor the Participant's spouse shall be required to the extent that a distribution is permitted to be made without consent (under 8.1-1) or required to be made to satisfy Sections 401(a)(9) or 415 of the Code. In addition, upon termination of this Plan if the Plan does not offer an annuity option (purchased from a commercial provider), the Participant's account balance may, without the Participant's consent, be distributed to the Participant or transferred to another defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code) within the same controlled group.

                  8.1-3   "Immediately Distributable."  An account balance
is immediately distributable if any part of the account balance could be distributed to the Participant (or surviving spouse) before the Participant attains (or would have attained if not deceased) the later of normal retirement age or age sixty-two (62).

                  8.1-4   Scope and Revocation of Consent.  Any consent by a
spouse obtained under this provision (or establishment that the consent of a spouse may not be obtained by means of proof to the satisfaction of the Administrator that there is no spouse or that the spouse cannot be located) shall be effective only with respect to such spouse and no subsequent spouse. A consent that permits designations by the Participant without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

                  8.1-5   Distribution of Assets.  Distribution of any
assets, may be made in kind, without conversion. Payment of such benefits may also be made partly in cash and partly in kind.

                  8.1-6   Social Security Not Relevant.  Notwithstanding any
other provisions of this Plan, any benefits payable under this Plan shall not be decreased by reason of any increase in the benefit levels payable under Title II of the Social Security Act or any increase in the wage base under Title II.

            8.2 Valuation of Account. The benefit payable to a Participant or his or her beneficiary in accordance with Article VII shall be that Participant's interest in his or her account balance. A
Participant's interest in his or her account balance shall be the sum of 8.2-1, 8.2-2 and 8.2-3 below.

                  8.2-1   Valuation Date.  The value of the account first
shall be determined as of the nearest month-end valuation date immediately preceding the date of distribution.

                  8.2-2   Year-end Contributions and Forfeitures.  If the
preceding valuation date in 8.2-1 above, is a December 31, the value of the account shall be credited with the appropriate share of contributions and/or forfeitures which are made or determined after such valuation date but which are on account of the Plan Year ending with such valuation date.

                  8.2-3 Nordstrom Stock Fund. Notwithstanding anything to the contrary contained herein, that portion of a Participant's account which is invested in the Nordstrom Stock Fund shall be credited with gains or losses which occur between the preceding Valuation Date and the date of distribution (or other transfer out of the Nordstrom Stock Fund), to the extent such account is invested in shares of Nordstrom stock. The amount of gain or loss credited (or debited) to the Participant's account shall be the difference between the value of the shares allocated to the Participant's account on the Valuation Date (adjusted as necessary to reflect transfers of the Participant's account into the Nordstrom Stock Fund since the Valuation
Date) and the value of the shares allocated to the Participant's account on the date of distribution (or other transfer).

            8.3   Time of Distribution.

                  8.3-1   General Rule.  The benefit payable to a
Participant or beneficiary shall be made in a lump sum within ninety
(90) days of the date described in 8.2 for determining the valuation of the benefit, or as soon thereafter as administratively feasible.

                  8.3-2   Statutory Deadlines.  Unless the Participant
otherwise elects in writing, within thirty (30) days before his or her retirement date, payments hereunder must begin not later than sixty (60) days after (a) or (b):

                          (a)   The end of the Plan Year in which the
Participant (1) attains age sixty (60), (2) reaches the tenth anniversary of the date he or she commenced participation in the Plan, or (3) terminates employment, whichever of (1), (2) or (3) is latest;

                          (b)   If the Trustee or Administrator requires
information which is not available before that latest date under (a), the payments shall begin no later than sixty (60) days after that information is supplied.

                  8.3-3   Election to Defer Payment.

                          (a)   Written Election. A Participant may elect in
writing that a payment to him or her of any benefit under this Plan will commence at a date later than the date specified under 8.3-1, 8.3-2 and 8.3-3 above. Any such election shall be signed by the Participant and shall state the date payments are to commence. In any event, a Participant making such election shall be required to commence the receipt of his or her retirement benefit no later than the Participant's required beginning date under Article IX.

                          (b)   Deemed Election. Notwithstanding the
foregoing, the failure of a Participant and a spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of 8.1 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this section.

            8.4 Form of Payment. Any payment shall be made in cash, securities or other property as the Administrator may determine in its sole and absolute discretion. Distribution of Company stock to a Participant shall not exceed the amount of company stock held for Participant's account in the Nordstrom Stock Fund. No distribution will be made of less than fifty (50) shares of Company stock.

            8.5 Qualified Domestic Relations Orders. Subject to the procedures established by the Administrator under 12.1, benefits may be paid from the nonforfeitable balance of a Participant's accounts in accordance with a qualified domestic relations order ("QDRO") as defined in
Section 414(p) of the Code without regard to whether the Participant has attained the "earliest retirement age," as defined in Section 414(p) of the Code.

            8.6 In-service Withdrawals After Normal Retirement Age. After attaining normal retirement age, a Participant who remains an active Participant may elect limited in-service withdrawals, in cash, as provided herein. No withdrawal of less than $5,000 (or the balance of the account, if less) may be made. No more than four (4) in-service withdrawals may be made, and the fourth in-service withdrawal shall be for no less than the entire balance of Participant's account. In-service withdrawals shall be subject to the consent requirements of 8.1. In-service withdrawals shall be subject to a reasonable administrative fee. For purposes of withdrawals under this section, a Participant's account shall be valued as of the Valuation Date immediately preceding the Administrator's acceptance of the Participant's written application for a distribution under this section, except that the Company stock shall be valued as of the date of the withdrawal.

            8.7 Rollovers. This section applies to distributions made on or after January 1, 1993.

                  8.7-1   Direct Rollover Transfer Election.
Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may elect, at the time and in the manner prescribed by the Plan
Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

                  8.7-2   Definitions.  For purposes of this section,
certain terms shall be defined as follows:

                          (a)   Eligible Rollover Distribution.  An eligible
rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee and the distributee's designated beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                          (b)   Eligible Retirement Plan.  An eligible
retirement plan is an individual retirement account described in
Section 408(a) of the Code, an individual retirement annuity described in
Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                          (c)   Distributee.  A distributee includes an
employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

                          (d)   Direct Rollover.  A direct rollover is a
payment by the Plan to the eligible retirement plan specified by the distributee.


            8.8 Special Vesting on Store or Facility Closure. Effective during and after 1994, whenever a store or facility is completely closed, the following 8.8-1 through 8.8-3 shall apply to those Participants employed at the store or facility at the time of closure who, after the closure, do not become employed by Employer in another capacity:

                  8.8-1   Administrator Determinations.  The Administrator
shall have complete discretion and power to determine whether a closure has occurred under (a) below, and, if so, whether either or both of the following (b) or (c) shall apply to each such former Employee. The written terms of such Administrator determination hereby are incorporated by this reference as part of this Plan.

                          (a)   Closure Defined.  Closure means the stoppage
of all functions at a particular location as determined by the Administrator in its discretion, taking into account such facts and circumstances as the Administrator deems appropriate.

                          (b)   Vesting.  The Administrator has discretion
whether or not to increase the vesting percentage credit, as applied to the pre-closure account attributable to employer contributions, for (1) the year of closure or (2) such individual's total period of pre-closure service.

                          (c)   Contribution.  If the Administrator decides
that a contribution will be made for the Plan Year when the closure occurs ("year of closure"), the Administrator also has discretion whether or not such former employees who have an account balance at the end of the year of closure will receive a contribution for the year of closure based on compensation earned during such year.

                  8.8-2   Termination Defined.  A Participant is deemed to
have terminated as a result of the closure if such Participant was employed by such store or facility on the date of the closure, and is not employed at another store or facility of Employer within ninety (90) days after the date of Participant's termination of employment connected with the closed store or facility. A Participant will not be treated as having commenced work for Employer if the Participant works less than forty (40) hours during such ninety (90) day period.

                  8.8-3   Reemployment.  Participants reemployed after
receiving closure benefits under 8.8-1 in their pre-termination account nonetheless will be subject to the vesting schedule contained at 8.1, disregarding any special vesting credit under 8.8-1, with respect to the amount of the account attributable to contributions made for service after reemployment.

            8.9 Forfeiture of Unclaimed Benefits. If at, after, or during the time when a benefit is payable to any Participant or beneficiary, the Administrator, upon request of the Trustee or at its own instance, mails by registered or certified mail to the beneficiary at his or her last known address, a written demand for his or her then address, or for satisfactory evidence of his or her continued life, or both, and, if the beneficiary fails to furnish the information to the Administrator within one (1) year from the mailing of the demand, then the benefit shall be forfeited and allocated among Participants; provided, however, that such benefit will be reinstated if a claim is made by the Participant or beneficiary. Any forfeiture arising hereunder shall be allocated to the remaining Participants in the same manner as Employer contributions.


ARTICLE IX.  LIMITATION ON DISTRIBUTIONS

            9.1 Minimum Distribution Requirements. Notwithstanding anything to the contrary contained herein, all distributions required under
Article VII and VIII shall be determined and made in accordance with the proposed regulations under Section 401(a)(9), including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

            9.2   Lifetime Distribution Requirements.

                  9.2-1   Required Beginning Date.  The entire interest of a
Participant must be distributed or begin to be distributed no later than the Participant's required beginning date.

                  9.2-2   Limits on Distribution Periods.  As of the first
distribution calendar year, distributions, if not made in a single lump sum, must be made over one (1) of the following periods (or a combination thereof):

                          (a)   the life of the Participant,

                          (b)   the life of the Participant and a designated
beneficiary,

                          (c)   the period certain not extending beyond the
life expectancy of the Participant; or

                          (d)   a period certain not extending beyond the
joint and last survivor expectancy of the Participant and a designated beneficiary.

                  9.2-3   Determination of Minimum Annual Distributions.  If
the Participant's interest is to be distributed in other than a single lump sum, the following minimum distribution rules shall apply on or after the required beginning date:

                          (a)   Nonannuity Distributions.

                                (1)   Life Expectancy Rules.  If a
Participant's benefit is to be distributed over (A) a period not extending beyond the life expectancy of the Participant of the joint life and last survivor expectancy of the Participant and the Participant's designated beneficiary or (B) a period not extending beyond the life expectancy of the designated Participant, the amount required to be distributed for each calendar year, beginning with distributions for the first distribution calendar year, must at least equal the quotient obtained by dividing the Participant's benefit by the applicable life expectancy.

                                (2)   Non-spouse Beneficiary.

                                      (A)   Before 1989.  For calendar years
beginning before January 1, 1989, if the Participant's spouse is not the designated beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                                      (B)   After 1988.  For calendar years
beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first distribution calendar year shall not be less than the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of
Section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy in 9.2-3(a)(1) above, as the relevant divisor without regard to proposed regulations Section 1.401(a)(9)-2.

                                (3)   Payment Dates.  The minimum
distribution required for the Participant's first distribution calendar year must be made on or before the Participant's required beginning date. The minimum distribution for other calendar years, including the minimum distribution for the distribution calendar year in which the employee's required beginning date occurs, must be made on or before December 31 of that distribution calendar year.

                          (b)   Distribution of Annuities.  If the
Participant's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations thereunder.

            9.3   Post-death Distributions.

                  9.3-1   Distribution Beginning Before Death.  If the
Participant dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                  9.3-2   Distribution Beginning After Death.  If the
Participant dies before distribution of his or her interest begins, distribution of the Participant's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death except to the extent that an election is made to receive distributions in accordance with (a) or (b) below:

                          (a)   General Rule.  If any portion of the
Participant's interest is payable to a designated beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Participant died;

                          (b)   Surviving Spouse Rules.  If the designated
beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with (a) above shall not be earlier than the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant died and (ii) December 31 of the calendar year in which the Participant would have attained age seventy and one-half (701/2).

                          (c)   Procedure for Elections.  If the Participant
has not made an election pursuant to this 9.3 by the time of his or her death, the Participant's designated beneficiary must elect the method of distribution no later than the earlier of (i) December 31 of the calendar year in which distributions would be required to begin under this section, or (ii) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Participant. If the Participant has no designated beneficiary, or if the designated beneficiary does not elect a method of distribution, distribution of the Participant's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                  9.3-3   Death of Surviving Spouse.  For purposes of 9.3
above, if the surviving spouse dies after the Participant, but before payments to such spouse begin, the provisions of 9.3, with the exception of 9.3-2 therein, shall be applied as if the surviving spouse were the Participant.

                  9.3-4   Surviving Child.  For purposes of this 9.3, any
amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

                  9.3-5   Participant's Required Beginning Date.  For the
purposes of this 9.3, distribution of a Participant's interest is considered to begin on the Participant's required beginning date (or, if 9.3-3 above is applicable, the date distribution is required to begin to the surviving spouse pursuant to 9.3-2 above). If distribution in the form of an annuity irrevocably commences to the Participant before the required beginning date, the date distribution is considered to begin is the date distribution actually commences.

            9.4 Definitions. For the purposes of these 9.1 through 9.3, the following definitions will apply.

                  9.4-1   Applicable Life Expectancy.  The life expectancy
(or joint and last survivor expectancy) calculated using the attained age of the Participant (or designated beneficiary) as of the Participant's (or designated beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the applicable life expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first distribution calendar year, and if life expectancy is being recalculated such succeeding calendar year.

                  9.4-2   Designated Beneficiary.  The individual who is
designated as the beneficiary under the Plan in accordance with
Section 401(a)(9) and the regulations thereunder.

                  9.4-3   Distribution Calendar Year.  A calendar year for
which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contained the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to 9.3 above.

                  9.4-4   Life Expectancy.

                          (a)   IRS Tables.  Life expectancy and joint and
last survivor expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax
Regulations.

                          (b)   Recalculation.  Unless otherwise elected by
the Participant (or spouse, in the case of distributions described in 9.3-2(b) above) by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant (or spouse) and shall apply to all subsequent years. The life expectancy of a non spouse beneficiary may not be recalculated.

                  9.4-5   Participant's Benefit.

                          (a)   Determination of Account Balance.  The
account balance as of the last valuation date in the valuation calendar year, which is the calendar year immediately preceding the distribution calendar year, shall be increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                          (b)   Exception for Second Distribution Calendar
Year. For purposes of paragraph (a) above, if any portion of the minimum distribution for the first distribution calendar year is made in the second distribution calendar year on or before the required beginning date, the amount of the minimum distribution made in the second distribution calendar year shall be treated as if it had been made in the immediately preceding distribution calendar year.

                  9.4-6   Required Beginning Date.

                  (a) Permissive Rule. Participants who remain employees, and who are not five percent (5%) owners (described in 9.4-6(c)), may elect to continue to treat their beginning date as the first day of April of the calendar year following the calendar year in which the Participant attains age seventy and one-half (701/2).

                  (b) Mandatory Rule. The required beginning date of a Participant who attains age seventy and one-half (701/2) after December 31, 1996, shall be determined in accordance with (1) or (2) below:

                          (1)   Non Five Percent (5%) Owners.  The required
beginning date of a Participant who is not a five percent (5%) owner is the first day of April of the calendar year following the calendar year in which the Participant has both retired and attained age seventy and one-half (701/2).

                          (2)   Five Percent (5%) Owner.  The required
beginning date of a Participant who is a five percent (5%) owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                                (A)   the calendar year in which the
Participant attains age seventy and one-half (701/2), or

                                (B)   the earlier of the calendar year with
or within which ends the Plan Year in which the Participant becomes a five percent (5%) owner, or the calendar year in which the Participant retires.

                  (c)   Five Percent (5%) Owner.

                          (1)   Defined.  A Participant is treated as a five
percent (5%) owner for purposes of this section if such Participant is a five percent (5%) owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the plan is top heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (661/2) or any subsequent plan year.

                          (2)   Continued Distribution.  Once distributions
have begun to a five percent (5%) owner under this section, they must continue to be distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

            9.5 Penalty Tax for Distribution Before Fifty-nine and One-half (591/2). In the event that a Participant receives a distribution from this Plan in a Plan Year, and such Participant has not attained the age of fifty-nine and one-half (591/2), an additional income tax, equal to ten percent (10%) of the amount includable in income, will be imposed unless the distribution is made on account of death or disability, or is within one (1) of the other exceptions provided in Code Section 72(t).


ARTICLE X.  TOP HEAVY PLANS

            10.1 Effect of Top Heavy Plan Status. In the event that the Plan is determined to be a "top heavy plan" as defined in 10.2, the Plan shall comply with the provisions of 10.3 and 10.4, hereunder, in addition to meeting the requirements set forth elsewhere in this Plan.

            10.2 Top Heavy Definitions. The determination of top heavy status will be made with regard to the following defined terms:

                  10.2-1 Determination Date. The last day of the preceding Plan Year, or, in the case of the first Plan Year, the last day of that Plan Year.

                  10.2-2 Key Employee. An Employee (including a deceased Employee or a beneficiary of such Employee) who at any time during the Plan Year which includes the determination date, or any of the preceding four (4) Plan Years, is any of the following (a), (b), (c) or (d):

                          (a)   Officer.  An officer of the Employer (as
that term is defined within the meaning of the regulations under Code
Section 416) whose annual compensation is in excess of one hundred fifty percent (150%) of dollar limitation for the Plan Year established pursuant to Code Section 415(c)(1)(A). No more than fifty (50) Employees (or, if lesser, the greater of three (3) or ten percent (10%) of the Employees) shall be treated as officers.

                          (b)   Top Ten (10) Owners.  One (1) of the ten
(10) Employees having annual compensation in excess of the dollar limitation provided in Code Section 415(c)(1)(A) and owning (or considered as owning within the meaning of Code Section 318) both more than one-half of one percent (.5%) ownership (in value) of Employer, and one (1) of the ten (10) largest ownership interests (in value) of the Employer. For the purpose of this subparagraph (b), if any two (2) or more Employees have identical ownership interests in Employer, the Employee having the greatest annual Compensation shall be treated as having a larger interest. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated under separate employers.

                          (c)   Five Percent (5%) Owner.  A "five percent
(5%) owner" of the Employer. "Five percent (5%) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer.

                          (d)   One Percent (1%) Owner.  A "one percent (1%)
owner" of the Employer having an annual compensation from the Employer of more than $150,000. "One percent (1%) owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers. However, in determining whether an individual has annual compensation of more than $150,000, annual compensation from each employer required to be aggregated under Code Sections 414(b), (c) and (m) shall be taken into account.

                          (e)   Determining Ownership.

                                (A)   Employer.  In determining percentage
ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate employers.

                                (B)   Attribution of Ownership.  For
purposes of applying the ownership attribution rules of Code Section 318 in determining key Employee status, subparagraph (C) of Code Section 318(a)(2) shall be applied by substituting "five percent (5%)" for "fifty percent (50%)," and if the entity is not a corporation in accordance with regulations promulgated by the Secretary of the Treasury based upon the principles of Section 318(a), as herein revised.

                          (f)   Annual Compensation.  For purposes of this
Article X, the term annual Compensation means compensation as defined in
Section 415(c)(3) of the Code, but including amounts contributed by Employer pursuant to a salary reduction agreement which are excludable from Employee's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code.

                  10.2-3   Non-key Employee.  Any Employee who does not meet
the definition of a key Employee pursuant to 10.2-2 above, is a non-key
Employee.

                  10.2-4   Super Top Heavy Plan.  This Plan will be a super
top heavy plan if, with respect to the applicable Plan Year (commencing after December 31, 1983), the Plan has a top-heavy percentage (as defined in subparagraph 10.2-5(a) below, which exceeds ninety percent (90%).

                  10.2-5   Top Heavy Plan.  This Plan will be a top heavy
plan if, with respect to the applicable Plan Year (commencing after December 31, 1983), as of the determination date for that year the Plan has a top heavy percentage which exceeds sixty percent (60%).

                          (a)   "Top heavy percentage" shall be that
percentage which equals a fraction,

                                (1)   The numerator of which is the sum of
the present value of accrued benefits of all key Employees as of the determination date, contributions for all key Employees which are due but unpaid as of the determination date, and distributions made to key Employees within the five (5) year period immediately preceding the determination date, and

                                (2)   The denominator of which is the sum of
the present value of accrued benefits for all Employees as of the determination date, total contributions for all Participants due but unpaid as of the determination date, and total distributions made to Participants within the five (5) year period immediately preceding the determination date.

                          (b)   Related Rules.  For purposes of calculating
the top heavy percentage under 10.2-5(a):

                                (1)   Accrued Benefit.  The present value of
a Participant's accrued benefit shall include: (A) in the case of a defined contribution plan, that Participant's account balance; (B) in the case of a defined benefit plan, the present value of the accrued benefits of such individual determined as of the most recent valuation date which is within the twelve (12) month period ending on the determination date; (C) the accrued benefit attributable to nondeductible employee contributions; and
(D) the accrued benefit of a participant other than a key employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the employer, or
(ii) if there is not such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of
Section 411(b)(1)(C) of the Code.

                                (2)   Distribution.  In considering
distributions within the five (5) year period immediately preceding the determination date: (A) all distributions, including distributions occurring before January 1, 1984, and distributions from terminated plans which would have been required to be aggregated had they not been terminated, must be considered; and (B) no benefit attributable to deductible contributions, or to amounts rolled over or transferred to this Plan from the Plan of another employer after December 31, 1983, shall be considered in determining a Participant's accrued benefit.

                                (3)   Exclusions.  The following exclusions
shall apply: (A) contributions, accrued benefits, and distributions on behalf of a Non-key Employee who was formerly a key Employee shall be disregarded in determining the top heavy percentage; and (B) for Plan Years beginning after December 31, 1984, if a Participant or former Participant has not received any compensation from any Employer maintaining the Plan (excluding benefits from the Plan), at any time during the five (5) year period immediately preceding the determination date, the accrued benefit for such Participant shall not be taken into account in determining top heavy plan status.

                          (c)   Aggregation With Other Plans.  If the
Employer or an entity affiliated with the Employer pursuant to Code Sections 414(b), (c) or (m) maintains other qualified plans (including simplified employee pension plans), a plan is a top heavy plan only to the extent that the combined top heavy percentage for the plan and all aggregated plans exceeds sixty percent (60%). For the purpose of making this determination:

                                (1)   Mandatory Aggregation.  All qualified
plans of the Employer or an entity affiliated with the Employer pursuant to Code Sections 414(b), (c) or (m) which include one (1) or more key Employees as Participants, and all qualified plans which must be considered in order for a plan including key Employee Participants to meet the requirements of Code Sections 401(a)(4) or 410, must be aggregated.

                                (2)   Permitted Aggregation.  Additional
qualified plans of the Employer or an entity affiliated with the Employer pursuant to Code Sections 414(b), (c) or (m), if such plans, when aggregated with this Plan, satisfy the requirements of Code Sections 401(a)(4) and 410, may be aggregated.

                                (3)   Determination Date.  Where multiple
plans with differing determination dates are to be aggregated for the determination of top heavy status, the top heavy percentage shall be calculated by reference to determination dates for all plans falling within the same calendar year.

            10.3   Minimum Top Heavy Employer Contributions to Top Heavy
Plans.

                  10.3-1  Minimum Contribution.

                          (a)   General Rule.  Except as provided in
10.3-1(c) below, for each Plan Year beginning after 1983 that this Plan is determined to be a top heavy plan, a Participant who is a non-key Employee shall have allocated to his or her account (in either this Plan or another defined contribution plan maintained by Employer) a contribution equal to the product of that Participant's Compensation, as defined in 2.4, and the minimum top heavy contribution rate. The minimum top heavy allocation, if any, required shall not be forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D). So long as the Employer maintains more than one (1) defined contribution plan, any required minimum top heavy contribution shall be made into the Employer's Profit Sharing Plan, and not into this Plan.

                          (b)   Minimum Top Heavy Contribution Rate.
Subject to 10.3-1(c) below, the minimum top heavy contribution rate for a Participant who is a non-key Employee shall equal the lesser of three percent (3%) of such non-key Employee's compensation or the highest contribution rate made to the account of a key Employee, provided that the contribution rate shall not be less than three percent (3%) if this Plan is required to be aggregated with a defined benefit plan in order for that plan to meet the requirements of Code Sections 401(a) and 410. The term "contribution rate" shall mean the percentage derived by dividing a numerator which is the sum of Employer contributions (including amounts deferred at the Employee's election to a Plan described by Section 401(k) of the Code but excluding contributions to Social Security) and forfeitures allocated to a Participant's account, by a denominator equal to the Participant's Compensation. All qualified defined contribution plans of the Employer or of entities affiliated with the Employer pursuant to Code Sections 414(b), (c) or (m) shall be aggregated in the determination of the contribution rate. For the purposes of this 10.3, the term "non-key Employee Participant" shall include all non-key Employees who have become Participants but who have failed to complete one thousand (1,000) Hours of Service during the Plan Year and those non-key Employees who would be eligible to participate in the Plan except that their compensation does not exceed a specified minimum level or they have failed to make a mandatory employee contribution or an elective contribution to a plan described in
Section 401(k) of the Code.

                          (c)   Exceptions for Defined Benefit Plan.
Notwithstanding 10.3-1(a) and (b):

                                (1)   If a defined benefit pension plan
providing benefits for one (1) or more key Employees is maintained by the Employer, and if such defined benefit pension plan depends upon this Plan to satisfy the nondiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or if another plan benefiting the key Employee so depends on such defined benefit plan) the guaranteed minimum top heavy contribution for a non-key Employee shall be three percent (3%) of his or her compensation regardless of the contribution rate for the key Employees.

                                (2)   If in addition to this Plan the
Employer maintains a qualified defined benefit pension plan which Provides a minimum benefit to non-key Employee Participants pursuant to Code
Section 416(c)(1), no minimum top heavy employer contribution need be made for such Participants under this Plan.

                  10.3-2 Extra Minimum Top Heavy Allocation. In any Plan Year for which this Plan is a top heavy plan (but not a super top heavy plan), and for which the combined defined benefit plan/defined contribution plan limitations of 6.6-2 are applicable to any Participant, the 1.25 multiplier in the denominator of both the defined benefit and the defined contribution fractions may be retained if an additional minimum top heavy allocation of not less than one percent (1%) of compensation is allocated to the account of each non-key Employee. This extra minimum top heavy allocation shall be in addition to the minimum top heavy contribution provided in 10.3-1 above.

                  10.3-3 Minimum Top Heavy Contributions and/or Benefits in Multiple Plans. In the event that a non-key Employee participates in both this Plan and a defined benefit plan, it shall not be necessary to provide such non-key Employee with both a minimum top heavy contribution under this Plan (and other defined contribution plans) and a minimum benefit under the defined benefit plan. The minimum top heavy contribution and minimum benefit requirements with respect to all such Plans shall be deemed satisfied if such non-key Employee is provided with the minimum benefit under the defined benefit plan.

                  10.3-4 Make-Up Contribution. If the contribution rate for the Plan Year with respect to a non-key Employee is less than the minimum top heavy contribution required, the Employer will increase its contribution for such Employee to the extent necessary to cause the Employee's contribution rate for the Plan Year to equal the required minimum top heavy contribution. The Employer will cause this make-up contribution to be made from Employer's net profits.


ARTICLE XI. PARTIES RESPONSIBLE FOR IMPLEMENTING THE PLAN

            11.1 Plan Sponsor. The Company is the Plan sponsor for purposes of ERISA and designates in 11.1-1 to 11.1-6 below how Plan powers and duties shall be performed.

                  11.1-1 Company Powers and Duties. The Company shall have the powers and duties set forth in the following (a)-(e):

                          (a)   Plan and Trust Documents.  To make all Plan
and Trust documents needed or desired to establish and operate the Plan and the separate Trust Fund, subject to the direction of the Board, or the Vice President of Personnel, as appropriate.

                          (b)   Plan Administration.  To perform all duties
as Plan Administrator under 11.1-4, Article III and elsewhere provided in the Plan and Trust documents.

                          (c)   Service Providers.  To make and monitor the
performance of all agreements with any third party administrative service provider for the Plan and Trust acting as accountant, actuary, asset custodian, attorney, auditor, contract administrator, recordkeeper or in any other administrative capacity.

                          (d)   Plan Changes.  To recommend to the Board or
Vice President of Personnel any changes in Plan or Trust terms which the Company deems appropriate.

                          (e)   Other.  To take any action deemed necessary
or desirable to cause the Plan and Trust to be operated according to the Plan and Trust documents and applicable law.

                          11.1-2  Board Powers and Duties.  Subject to the
liability limitation in (f) below, the Board of Directors of the Company ("Board") has the exclusive powers set forth in the following (a)-(f):

                          (a)   Plan and Trust Terms.  To establish, amend
or terminate the Plan and the related Trust Agreement, subject only to 11.1-3 and Article XIII.

                          (b)   Funding Policy.  To determine that an
appropriate funding policy, consistent with the objectives of the Plan, the Trust Agreement and the requirements of ERISA, is adopted and implemented.

                          (c)   Contributions.  To determine the amount and
manner of payment of all Company contributions to the Trust.

                          (d)   Indemnification.  To determine the scope of
any indemnification by the Company to any person or entity acting as a fiduciary or otherwise under the Plan or Trust, provide appropriate insurance and bonding coverage of any Employee of the Company acting in such capacity, and determine whether the Company shall furnish such insurance or bonding coverage to any other person or entity, all to the extent permitted by law.

                          (e)   Committees.  To establish any Committee(s)
of the Board deemed appropriate for Plan or Trust purposes.

                          (f)   Liability Limitation.  The Board has no
administrative or investment authority or functions, and no member of the Board shall be a Plan fiduciary because of such Board membership.

                  11.1-3 Vice President of Personnel Powers and Duties. Until such time as the Board shall modify, revoke or rescind such authority, all Employer or Plan sponsor functions and responsibilities vested in the Company shall be exercised pursuant to authorization by the Vice President of Personnel of the Company. Without specific Board approval, the Vice President of Personnel has the powers and duties set forth in the following
(a)-(d):

                          (a)   Technical Amendments.  To amend the Plan and
Trust Agreement to make technical, administrative, editorial and legal compliance changes recommended by Corporate Employee Benefits to comply with applicable law or to simplify or clarify the Plan.

                          (b)   Substantive Amendments.  To take all actions
necessary to implement (after approval by the Chairman or the Board) any amendments relating to Plan and Trust benefit or governance provisions.

                          (c)   Plan Administration.  To make or terminate
the power and authority of any person(s) or entity(ies) responsible for performance and administration of the Plan.

                          (d)   Committees.  To establish, maintain or
terminate the existence, membership and powers of any Committee for any Plan purpose, except any Committee established by the Board.

                  11.1-4 Administrator Powers and Duties. The Plan shall be administered by the Company, herein called the "Administrator." The Company shall be the "Plan Administrator" for purposes of ERISA
Section 3(16) and the named fiduciary for purposes of Plan administration. The Administrator shall have all powers necessary to carry out the provisions of the Plan, including those set forth in Article III, but excluding those relating to the custody, management and control of Trust assets and those allocated or delegated to others.

                  11.1-5 Retirement Committee. Subject to the liability limitation under (g), the Retirement Committee established by the Board shall have the powers and duties set forth in the following (a)-(f):

                          (a)   Asset Fiduciaries.  To make sure that Plan
assets are held, safeguarded, invested and distributed by persons or entities that agree to act as the designated "fiduciary" within the meaning of Section 3(21) and other fiduciary provisions of ERISA for purposes of the applicable custodial, trusteeship, investment management or other Plan asset functions.

                          (b)   Investment Policy.  To establish the
investment policy and guidelines for investment of Plan assets.

                          (c)   Monitor Plan Asset Fiduciaries.  To
establish the policies and procedures for periodic reporting by and review of performance by asset fiduciaries, and to implement any changes which such Committee, in its discretion, deems appropriate regarding such policies, procedures or fiduciaries.

                          (d)   Monitor Plan Administration.  To establish
the policies and procedures for periodic reporting by and review of performance by the Administrator and service providers involved in Plan administration, and to implement any changes which such Committee, in its discretion, deems appropriate regarding Plan administration.

                          (e)   Contributions.  To make sure that the Board
is informed of the actuarial and legal funding needs of the Plan when the Board determines the Company's contributions to the Plan.

                          (f)   claims Review.  To review and decide, as a
Committee or by its authorized subcommittee, all appeals of denied claims under Article XIV.

                          (g)   Liability Limitation.  The Retirement
Committee has no administrative or asset responsibility or control beyond the limited oversight functions set forth above, and, subject only to applicable law, no member of such committee shall be liable for errors, omissions or breaches by any fiduciary or service provider having the actual power and authority to act.

                  11.1-6 Investment Committee. Until such time as the Retirement Committee shall modify, revoke or rescind such authority, an Investment Committee shall be established with the following authority to act for the Retirement Committee with respect to the performance of the Plan's investment vehicles and managers:

                          (a)   Performance Review.  To review, monitor and
evaluate, at reasonable intervals, the performance of the Trustee(s), the investment managers, investment vehicles, and other appointed or delegated fiduciaries or other service providers, to ensure that their performance has been in compliance with the terms of the Plan and Trust documents, the investment policy and applicable law, and satisfies the needs of the Plan, and to report all findings and recommendations to the Retirement Committee.

                          (b)   Investment Service Providers.  Subject to
approval by or procedures of the Retirement Committee, to make or terminate the power and authority of any person(s) or entity(ies) responsible to hold, control, manage or invest assets of the Trust, including (but not limited to) any Trustee, custodian, investment manager, investment performance monitor or other provider of services involving Trust assets.

            11.2 Plan Fiduciaries. The following 11.2-1 to 11.2-6 apply to any individual or entity who is a "fiduciary" under ERISA Section 3 (21) with respect to Plan or Trust administration or assets:

                  11.2-1 Authorization. Authority to act as a fiduciary shall be conferred as provided under 11.1 and accepted in writing by the designated fiduciary. Such authorization shall continue until the earliest of (a), (b) or (c), as follows:

                          (a)   if the fiduciary is unable to act, or

                          (b)   the fiduciary is terminated pursuant to
authority under this Plan, or

                          (c)   upon the effective date of resignation by
the fiduciary, which can be no earlier than the 30th day after written notice of resignation.

                  11.2-2 Qualifications of Fiduciary. Any individual, even if an officer, director, Employee or shareholder of the Company, and any corporation, partnership or other entity may serve as a fiduciary hereunder. All fiduciary responsibility may be vested in any single individual, group of individuals, corporation, partnership or other entity, or in any combination thereof, with liability being joint and several; or fiduciary responsibility may be divided among two (2) or more of the foregoing, with such duties and responsibilities as are provided in the authorizing designation and liability being limited solely to breach of the duties so imposed or conduct violating ERISA Section 405(a).

                  11.2-3 Other Fiduciaries. The Company shall be the named fiduciary for any other rights or duties imposed by ERISA upon a "named fiduciary" which are not otherwise placed.

                  11.2-4  Performance of Company Duties and
Responsibilities. The Company shall carry out its duties and responsibilities under the Plan through its directors, officers and Employees, acting on behalf of and in the name of Company in such respective capacities and not as individual fiduciaries.

                  11.2-5 Scope of Responsibility. No fiduciary or other person or entity responsible for any functions involving administration of the Plan or management of Trust assets shall be obligated to perform any duty or responsibility which has been allocated or delegated to another fiduciary pursuant to the Plan, the Trust Agreement or the procedures established therein.

                  11.2-6 Multiple Fiduciary Capacities. Nothing herein shall prohibit any person or entity, or group of persons or entities, from serving in more than one (1) fiduciary capacity with respect to the Plan.

            11.3 Plan Committees. Unless otherwise provided in the specific authorization of the Committee, any Committee established under the Plan, having either overall or specifically limited responsibility of a ministerial or discretionary nature, as determined from time to time, shall be established and operated as provided below in 11.3-1 to 11.3-6:

                  11.3-1 Procedure for Establishing Committee. The party having authority to establish the Committee shall designate by written instrument the members of the Committee and the nature of the responsibilities the Committee is to carry out under the Plan; provided, however, that if the responsibilities of the Committee are fiduciary in nature, any such members shall consent in writing to serve in such capacity.

                  11.3-2 Committee Participantship. The Committee shall be composed of three (3) or more members who may be officers, directors or Employees of the Company.

                  11.3-3 Committee Governance. The Committee shall appoint from its members a chair and a secretary. The Committee may take any authorized action by a majority vote, and any writing signed by a majority of such members shall have the same effect and may be relied upon to the same extent as if signed by all members.

                  11.3-4 Procedures. To the extent consistent with the provisions of this Plan, the Committee shall have the power to adopt such rules of procedure and regulation as may be necessary for the proper execution of its duties.

                  11.3-5 Vacancies. Any member of a Committee may resign on thirty (30) days' advance written notice, and the same may be removed from the Committee with or without cause. All Committee vacancies shall be filled as soon as reasonably practicable. Until a new appointment is made, the remaining members of the Committee shall have authority to act although less than a quorum.

                  11.3-6 Committee Compensation. No member of any Committee shall receive any compensation for services as such, except that the Company may pay a reasonable fee to any member who is not a Participant under the Plan, not to exceed the amount paid to a Director to attend a Board meeting, for such person's attendance at any meeting of the Committee. Each member of the Committee shall be reimbursed by the Company for reasonable travel and other expenses actually incurred in attending meetings of the Committee and for any other proper purpose in connection with duties as such member. No bond or other security shall be required of any member of the Committee in such capacity, except to the extent required by law.

            11.4 Limitation of Individual Liability. Subject to ERISA Sections 404 and 405, any individual acting in the administration of the Plan or as a Committee member shall be protected from personal liability as provided below in 11.4-1 to 11.4-3:

                  11.4-1 Plan Benefits and Expenses. Such individual shall not be liable personally, either individually or jointly, for any debts, obligations, undertakings or benefit payments contracted or authorized in such capacity, but such debts, obligations, undertakings and benefit payments shall be paid solely and exclusively out of assets held in the Trust Fund.

                  11.4-2 Investment. Such individual shall not be obligated to invest or otherwise manage or control any portion of the assets held in the Trust Fund, such obligation having been delegated to third party fiduciaries pursuant to 11.1.

                  11.4-3 Other Responsible Party. Such individual shall not be responsible for any duty or function allocated or delegated to another person or entity pursuant to procedures hereunder, except to the extent that such individual is responsible for the selection and supervision of such other person or entity.


ARTICLE XII.  SPENDTHRIFT PROVISIONS

            12.1 Prohibition Against Assignment. The provisions of this Plan are intended as personal protection for the Participants. A Participant may not assign, anticipate or transfer any assets held for his or her benefit, including amounts credited to his or her account. The benefits under this Plan are not subject to seizure by legal process or in any way subject to the claims of the Participant's creditors, including, without limitation, any liability for contracts, debts, torts, alimony or support of any relative. The Plan's benefits or the Trust assets may not be considered an asset of a Participant in the event of his or her divorce, insolvency or bankruptcy.

            12.2 Effect of Assignment. Any attempt by a Participant to assign, anticipate, or transfer any assets held for his or her benefit under the terms of this Plan shall be null and void.

            12.3 QDRO Exception. Notwithstanding 12.1 and 12.2, nothing in this Article XII shall prohibit the distribution of plan assets to a Participant's spouse or former spouse pursuant to a "qualified domestic relations order" ("QDRO") as that term is defined in Code Section 414(p), including any domestic relations order entered into before January 1, 1985, which Administrator determines to treat as a QDRO. The Administrator shall establish reasonable nondiscriminatory rules for determining the qualification and procedures for handling domestic relations orders, which rules shall be in writing, shall provide for prompt notification of prospective alternate payee under the order of the procedures for designating a representative to receive copies of any notifications.


ARTICLE XIII.  AMENDMENT AND TERMINATION OF THE PLAN

            13.1 Future of the Plan. The Company expects to continue the Plan indefinitely. Future conditions, however, cannot be foreseen, and the Company reserves the right to amend or terminate the Plan at any time.

            13.2 Company Right to Amend the Plan. The Company reserves the right, from time to time, to modify, alter or amend this Plan, as well as the Trust herein provided for, by action of the person or entity having power to amend under 11.1, subject to the following 13.2-1 to 13.2-2:

                  13.2-1 Retroactive Effect. Any amendment may have retroactive effect to comply with legal requirements, Plan design, original intent or actual administrative practice, subject only to restrictions under 13.2-2.

                  13.2-2 Restrictions. No amendment shall be made in violation of the following (a)-(d):

                          (a)   Exclusive Benefit.  No amendment shall make
it possible, at any time prior to the satisfaction of all liabilities with respect to Employees and their beneficiaries under the Trust, for any part of the corpus or income of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of the participating Employees of the Company or their beneficiaries.

                          (b)   No Cut Back of Accrued Benefit.  No
amendment (including a change in the actuarial basis for determining optional or early retirement benefits) shall decrease a Participant's benefit to the date of the amendment, except to the extent permitted under Code Section 412(c)(8). A Plan amendment which results in (i) or (ii) with respect to benefits attributable to service before the amendment shall be treated as reducing accrued benefits: (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (ii) eliminating an optional form of benefit. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a Social Security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age).

                          (c)   No Cut Back of Vested Benefit.  No amendment
shall decrease a Participant's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

                          (d)   Director.  No amendment shall permit any
director who has not been an Employee to derive any benefits under the Plan.

                  13.2-3 Amendment of Vesting Schedule. If any amendment changes the vesting schedule, any Participant with five (5) or more Years of Service may, by filing a written request thereto with the Employer within sixty (60) days after receipt of notice of such amendment, elect to have his or her vested percentage computed under the vesting schedule in effect prior to the amendment.

            13.3  Company Right To Terminate the Plan.

                  13.3-1 Termination Event. The Company may terminate this Plan at any time, and the Plan shall in any case be considered to have terminated if the Company shall completely discontinue contributions under the Plan or if the Company shall go out of existence, unless prior to such event the Plan shall be adopted and continued by a successor.

                          (a)   Suspension of Contributions.  The Employer
reserves the right to suspend contributions to this Plan at any time. A suspension is a temporary cessation of contributions and does not constitute or require a termination of the Plan. Such temporary discontinuance shall not constitute a formal termination of the Plan and shall not preclude later contributions.

                           (b)   Sale of Business.  This Plan shall also
terminate upon the dissolution, merger, or sale of all or substantially all of the assets of Nordstrom, Inc., unless the successor to the business of Nordstrom, Inc. agrees to continue this Plan and Trust Fund by executing an appropriate supplemental agreement. If such an agreement is made the successor shall succeed to all the rights, duties and powers of Nordstrom, Inc. under this Plan and the employment of any Employee who is retained in the employ of such successor shall not be deemed to have been terminated or severed for any purpose hereunder.

                          (c)   Merger or Consolidation.  In the case of any
merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant of this Plan shall receive a benefit which is equal to the benefit he/she would have been entitled to receive immediately before the merger or consolidation as if the Plan had then terminated. However, this provision shall not be construed to be a termination or discontinuance of the Plan or to be a guaranty of a specified level of benefit from the Plan.

                          (d)   Effect of Dissolution, Bankruptcy, General
Assignment. The Plan shall be deemed terminated if the Company should be dissolved or adjudicated bankrupt, or should make a general assignment its assets (but not Trust assets) for the benefit of creditors, unless a party having proper authority elects to continue the Plan.

                  13.3-2 Termination Benefits and Expenses. In the event of such Plan termination, the rights of each retired Participant and Participant to the benefits accrued or credited to the date of such termination, to the extent then funded, shall become one hundred percent (100%) vested on such termination and shall thenceforth be nonforfeitable, and the assets in the Trust shall be used, so far as they will extend, and subject to the conditions and limitations herein contained:

                          (a)   Expenses.  To pay all expenses and
liabilities (absolute or contingent) of the Fund;

                          (b)   Benefits.  To pay, provide or distribute,
pursuant to Article X, all remaining Trust assets to the Participants in the proportions determined by their respective accounts.

                          (c)   Source of Payments.  To provide for benefit
distribution by payment from the Trust Fund or nontransferable annuities purchased from an insurance company, with the right to commute any benefit amount on an actuarial basis, all as determined by the Retirement Committee in the exercise of its discretion.

                          (d)   Reversion to Company.  To pay to the Company
any residual assets not allocated under Article XIII, to the extent permitted by law.

            13.4 Partial Termination. In the event of a partial termination of this Plan, 13.3 shall be considered as applying, at such time, only to those Participants with respect to whom the Plan has been terminated. All other Participants shall be unaffected by such termination to the fullest extent allowable by then current law and regulations.

            13.5 Procedure for Plan Amendment or Termination. The amendment and termination powers reserved in 11.1 and Article XIII shall be executed as follows:

                  13.5-1 Board Resolution or Chairman Action. Except as provided in 13.5-2, the Company may amend or terminate the Plan by execution of the amendment by the Company Chairman or pursuant to authorization in a resolution adopted by the Board of Directors (or its Executive Committee) and delivered to the Administrator, Retirement Committee and Trustee.

                  13.5-2 Vice President of Personnel Action. The Vice President of Personnel of the Company may amend the Plan to make such changes as are authorized under 11.1-3 by designating such changes in writing to the Administrator, Retirement Committee and Trustee.

                  13.5-3 Proof of Amendment. Any officer of the Company, other than the individual who has the power to create or execute the amendment or termination document, may certify that such document has been adopted by proper authority.

ARTICLE XIV.  CLAIMS AND REVIEW PROCEDURE


            14.1 Claims for Benefits and Inquiries. Any Participant or beneficiary may file with the Administrator a written claim for benefits or inquiry concerning the Plan, or concerning present or future rights to benefits under the Plan. Applications for benefits must be made on the forms prescribed by the Administrator, signed by the Participant or beneficiary, as applicable, and submitted to the Administrator's benefit claims office.

            14.2 Denial of Claims. In the event any claim for benefits is denied, in whole or in part, the Administrator shall notify the applicant of such denial in writing and shall advise the applicant of the right to a review thereof.

                  14.2-1 Content of Notice. Such notice shall be written in a manner calculated to be understood by the applicant and set forth the following:

                          (a)   The specific reason for denial.

                          (b)   The specific reference to the Plan
provisions upon which the denial is based.

                          (c)   A description of any additional information
which is necessary to perfect the claim and why this information is necessary.

                          (d)   An explanation of the review procedure
described in 14.3 below.

            14.3 Review of Denied Claims. Any applicant whose claim for benefits is denied (or deemed denied) in whole or in part, or such applicant's authorized representative, may appeal from such denial by submitting to the Retirement Committee a written request for a review of the application within sixty (60) days after receipt of denial of the notice (or, in the case of a deemed denial, sixty (60) days after the application is deemed denied). The Retirement Committee shall give the applicant or such representative an opportunity to review pertinent documents (other than legally privileged documents) in preparing the request for review. The request for review shall be in writing and shall be addressed as follows:

                          Retirement Committee for the
                Nordstrom, Inc. Profit Sharing Retirement Plan
                             c/o Nordstrom, Inc.
                              1321 Second Avenue
                          Seattle, Washington  98101

The request for a review shall set forth all grounds on which it is based, all facts and documents in support of the request and any other matters which the applicant deems pertinent. The Retirement Committee may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its decision on review.

            14.4 Decision on Review. After receiving the application for review, the Retirement Committee, or an authorized review subcommittee thereof ("Review Committee") shall review and decide the final disposition of the claim. Such decision of the Review Committee shall be binding on all parties.

                  14.4-1 Timing of Review. The decision should be reached within sixty (60) days after receipt of the application for review, although special circumstances may delay the review decision up to one hundred twenty
(120) days. If such an extension is required, written notice of the extension shall be furnished to the applicant prior to the end of the initial sixty (60) day period.

                  14.4-2 Notice of Decision. If the Review Committee confirms the denial of the application for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision is based. If the Review Committee determines that the application for benefits should not have been denied in whole or in part, the Review Committee shall direct the Administrator to take appropriate remedial action as soon as reasonably practicable. If written notice of the Review Committee's decision is not given to the applicant within the time period prescribed in 14.4-1, the application will be deemed denied on review.

            14.5 Rules and Procedures on Review. The Review Committee shall establish such rules and procedures, consistent with the Plan and with ERISA, as it may deem necessary or appropriate in carrying out its responsibilities in reviewing a denied claim. The Review Committee may require an applicant who wishes to submit additional information in connection with an appeal to do so at the applicant's own expense, and may convene a hearing if it determines that sufficient cause is shown.

            14.6 Exhaustion of Remedies. No legal action for benefits under the Plan shall be brought unless and until the applicant has
(i) submitted a written claim for benefits in accordance with 14.1;
(ii) been notified by the Administrator that the application is denied (or the application is deemed denied) as provided in 14.2; (iii) filed a written request for a review of the application in accordance with 14.3; and
(iv) been notified in writing that the Review Committee has affirmed the denial of the application (or the application is deemed denied) on review as provided in 14.4.


ARTICLE XV.  LOANS TO PARTICIPANTS, CLAIM PROCEDURE AND MISCELLANEOUS

            15.1  Loans to Participants.

                  15.1-1 Participant's Right to Borrow. Effective from and after October 31, 1993, each Participant shall have the right, subject to prior approval by the Loan Committee, to borrow from his or her accounts. Application for a loan must be submitted by a Participant to the Loan Committee on such form(s) as the Loan Committee may require. Approval shall be granted or denied as specified in 15.1-2 on the terms specified in 15.1-3. For purposes of this 15.1, but only to the extent required by Department of Labor Regulations Sections 2550.408b-1, the term "Participant" shall include any Employee, former Employee, beneficiary or alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, who has an interest in the Plan that is not contingent.

                  15.1-2 Limits on Borrowed Amount. The Loan Committee shall grant any loan which meets each of the requirements of paragraphs (a),
(b) and (c) below:

                          (a)   Maximum Loan.  The amount of the loan, when
added to the outstanding balance of all other loans to the Participant from the Plan or any other qualified plan of the Company or any related Company shall not exceed the lesser of:

                                (1)   $50,000, reduced by the excess, if
any, of a Participant's highest outstanding balance of all loans from the Plan or any other qualified plan maintained by the Company or any related Company during the preceding twelve (12) months over the outstanding balance of such loans on the loan date, or

                                (2)   Fifty percent (50%) of the value of
the vested balance of the Participant's accounts established as of the Anniversary Date preceding the date upon which the loan is made.

                          (b)   Minimum Loan.  The loan shall be for at
least $1,000; and

                          (c)   Only One (1) Loan.  No more than one (1)
loan may be outstanding to a Participant at any time.

                  15.1-3   Repayment and Collateral.  Each loan granted
shall, by its terms, satisfy each of the following additional requirements:

                          (a)   Term.  Each loan, by its terms, must be
repaid within sixty (60) months (except that if the Loan Committee is satisfied that the loan proceeds are being used to purchase the principal residence of a Participant, the Loan Committee may, in its discretion, establish a term of up to two hundred and forty (240) months for repayment).

                          (b)   Interest.  Each loan shall bear a reasonable
rate of interest, which rate shall be established by the Loan Committee from time to time and shall provide the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances and shall in no event be less than one percent (1%) over the then current prime rate at Employer's principal bank.

                          (c)   Repayment Amount.  Each loan must require
substantially level amortization over the term of the loan, with payments not less frequently than bimonthly (twice each month).

                          (d)   Collateral.  Each loan must be adequately
secured, with the security to consist of the balance of the Participant's accounts.

                          (e)   Means of Payment.  Automatic payroll
deductions shall be required as additional security and the loan shall become immediately due and payable if the Participant ceases the payroll deduction. Notwithstanding the foregoing, an active Participant who has insufficient payroll from which to deduct the loan payment, or who is on leave of absence, must make timely loan payments by means of remitting a personal check equal to the amount of the loan payment not deducted by payroll deduction.

                          (f)   Value Only in Borrower's Account.  To the
extent a Participant's loan is secured by the Participant's accounts, the investment gain or loss attributable to the loan shall not be included in the calculation or allocation of the increase or decrease in fair market value of the general assets of the Plan pursuant to 3.6. Instead, the entire gain or loss (including any gain or loss attributable to interest payments or default) shall be allocated to the accounts of the Participant.

                  15.1-4 Payments Credited to Account. All loan payments shall be transmitted by the Company to the Trustee as soon as practicable but not later than the end of the month during which such amounts were received or withheld. Each loan may be prepaid in full at any time. Any prepayment shall be paid directly to the Trustee in accordance with procedures adopted by the Loan Committee.

                  15.1-5 Promissory Note. Each loan shall be evidenced by a promissory note executed by the Participant and payable in full to the Trustee, not later than the earliest of (a) a fixed maturity date meeting the requirements of 15.1-3(a) above, (b) the Participant's death, or (c) the termination of the Plan. Such promissory note shall evidence such terms as are required by this section.

                  15.1-6 Loan Committee Powers. The Loan Committee shall have the power to modify the above rules or establish any additional rules with respect to loans extended pursuant to this section. Such additional rules shall include establishment of a reasonable loan fee to reimburse the Plan for the administrative costs of making such loans and establishment of rules for default. The rules may be included in a separate document or documents and shall be considered a part of this Plan; provided, each rule and each loan shall be made only in accordance with the regulations and rulings of the Internal Revenue Service and Department of Labor and other applicable state or federal law. The Loan Committee shall act in its sole discretion to ascertain whether the requirements of such regulations and rulings and this section have been met.

            15.2 No Right of Continued Employment. The establishment of this Plan, the creation of any fund or account, or the payment of any benefits shall not create in any Employee, Participant or other party a right to continuing employment or create any claim against the Plan or Trust Fund for any payment except as set forth in this Agreement.

            15.3 Discretion. Whenever, under the provisions of this Agreement, discretion is granted to the Employer or Administrator which affects the benefits, rights and privileges of Participants, such discretion shall be exercised uniformly so that all Participants similarly situated shall be similarly treated.

            15.4 Separability. If any provision of this Agreement is declared invalid or unenforceable, the remaining provisions shall be effective.

            15.5 Participant and Others Bound by Agreement. Each Participant, by executing the beneficiary designation, agrees for himself/herself and his or her heirs, beneficiaries, successors, and assigns to be bound by all of the provisions of this Plan.

            15.6 Applicable Law. This Plan is to be construed according to the laws of the state of Washington, to the extent not preempted by federal law.

            15.7 Text Controls. The paragraph numbers and headings herein are solely for convenience. In the event of conflict between them and the text, provisions of the text control.

            15.8 Effective Date. This amendment and restatement of the NORDSTROM EMPLOYEE DEFERRAL RETIREMENT PLAN is effective January 1, 1998, as provided in 1.2.

            15.9 Expenses. All expenses of the Company, the Loan Committee, and the Trust shall be paid from the Trust to the extent they constitute reasonable expenses of administering the Plan; provided that, the obligation of the Trust to pay such expenses shall cease to exist to the extent such expenses are paid by the Company. This provision shall be deemed a part of any contract to provide for expenses of Plan administration, whether or not the signatory to such contract is, as a matter of convenience, the Company.

            15.10 Plan Document is Controlling. All rights and benefits of Participants and beneficiaries are controlled and determined by the provisions of this Plan document. To this end:

                  15.10-1 Authorized Summaries. The only authorized summaries of the Plan are the publications listed in (a)-(d) below as approved from time to time by the Administrative Office. No other writing is authorized. No such authorized summary overrides or modifies the Plan document.

                          (a)   The Wealthy summary plan description;

                          (b)   The Decision Guide for exercise of
Participant investment choices;

                          (c)   Any prospectus issued in connection with the
Nordstrom Stock Fund; and

                          (d)   Any descriptive information programmed on
the Benefits Express telephone communication network.

                  15.10-2 Authorized Representatives. The only individuals authorized to explain or interpret the Plan are the Loan Committee members and the Plan administrative personnel who are charged with such responsibility. No other individual or entity has authority to explain or interpret the Plan. No authorized individual has authority to override or modify what is provided in the Plan document.

                  15.10-3 Resolution of Conflicts. In the event of any conflict between this Plan and (a) any authorized summary of the Plan, or
(b) other written, oral or electronic statement, or (c) any assumption, inference or reliance by any Participant or beneficiary, this Plan document shall be dispositive.

            IN WITNESS WHEREOF, pursuant to 11.1-3, this 1998 Restatement has been executed on behalf of the Company by its Vice President of Personnel this 30th day of April, 1998.


Attest:                                 NORDSTROM, INC.

/s/  Janice L. Clusserath               By: /s/  Joseph V. Demarte
--------------------------------            ------------------------------------
                                            Joseph V. Demarte
                                            Vice President of Personnel


                                       68
??
(...continued)

(continued...)